UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: May 31, 2003

Date of reporting period: May 31, 2003

ITEM 1.    REPORT TO SHAREHOLDERS

WELLS FARGO

FUNDS

Wells Fargo Income Funds

Annual Report

Wells Fargo Diversified Bond Fund

Wells Fargo High Yield Bond Fund

Wells Fargo Income Fund

Wells Fargo Income Plus Fund

Wells Fargo Inflation-Protected Bond FundSM

Wells Fargo Intermediate Government Income Fund

Wells Fargo Limited Term Government Income Fund

Wells Fargo Stable Income Fund

Wells Fargo Tactical Maturity Bond FundSM

May 31, 2003

INCOME FUNDS

NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

This page is intentionally left blank —

INCOME FUNDS

DEAR VALUED SHAREHOLDER,

We are pleased to present you with this Wells Fargo Income Funds annual report, which details each Fund’s portfolio positioning and performance for the 12-month period ended May 31, 2003.

The economy’s attempts at recovery were hindered on multiple fronts during the reporting period. The initial threat and eventual reality of war in Iraq and a related spike in oil prices, combined with weak business confidence and a drop in consumer sentiment, continued to drag down the economy, bringing interest rates to a 45-year low and creating volatility in equity markets. The economy’s disappointing recovery from war-related uncertainties was due, in part, to a vicious circle created by limited pent-up consumer demand, modest sales gains, and weak pricing power that kept a lid on business hiring and investment spending. Housing continued to pull the economy along, fueled by historically low mortgage rates that boosted affordability. While car sales levels were impressive, consumers were beginning to respond less to increasingly aggressive incentives. Other consumer spending was suppressed by job worries and by income growth that slowed to a rate of less than 1% in the last three months of the reporting period. The economy received help from the dollar’s decline in the foreign exchange market, which improved U.S. competitiveness and boosted U.S. companies’ foreign earnings as such earnings were converted to dollars.

INTEREST RATES SHAPE BOND PERFORMANCE

Bonds fared well during the reporting period. The Federal Reserve Board’s concern over the economic outlook further fueled a bond rally already being propelled by disappointing growth and deflation fears. After finishing 2002 with its second double-digit gain in three years, the Lehman Brothers Aggregate Bond Index (the Index), which consists of investment-grade, taxable bonds, got off to a strong start during the first five months of 2003. The Index’s return of more than 4% during the January-May period was more than a percentage point greater than its gain during the same period in 2002. Through the end of the reporting period, longer-term yields led the way downward, narrowing the sizable gap between them and short-term interest rates.

Two factors — historically low and declining rates — largely shaped bond performance. They encouraged investors to reach for yield in lower-quality issues, and, at the same time, spurred a move toward longer-dated securities. Investors’ preference for higher-yielding securities has allowed corporate paper to maintain its leadership role, with BBB-rated and industrial bonds posting gains toward the end of the period. Their strength came at the expense of higher-quality U.S. Treasury and agency issues. Mortgage-backed securities continued to feel the refinancing boom’s effect on prepayment risk, though relatively high yields in the sector helped to attract investors. Gains in the municipal bond sector were supported by attractive yield differences against U.S. Treasury issues.

Sluggish economic growth and declining interest rates have encouraged investors to keep a longer portfolio duration. By the end of the period, however, historically low bond yields have caused investors to turn increasingly cautious. During most future shifts away from a secular decline in interest rates, one likely constant in many fixed-income strategies is an over-weighted position in corporate securities, which should continue to benefit from relatively attractive yields and improving credit quality.

GOING FORWARD

Investors who rely on a certain level of income may have felt the effect of the decline in interest rates over the past year. We recommend that you review your investment portfolio to ensure that your current allocation reflects your income needs.

Thank you for choosing Wells Fargo Funds. We appreciate the confidence that you have placed in us. If you have any questions or need further information, please contact your investment professional, or call us at 1-800-222-8222. You may also visit our Web site at www.wellsfargofunds.com.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

INCOME FUNDS	PERFORMANCE HIGHLIGHTS

DIVERSIFIED BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Diversified Bond Fund (the Fund) seeks total return by diversifying its investments among different fixed-income investment styles.

ADVISER

Wells Fargo Funds Management, LLC

FUND MANAGERS

Collectively Managed

INCEPTION DATE

12/31/82

PERFORMANCE HIGHLIGHTS

The Fund’s Institutional Class shares returned 8.11%1 for the 12-month period ended May 31, 2003, underperforming the Lehman Brothers Aggregate Bond Index2 (the Index), which returned 11.58% during the period. The Fund distributed $1.05 per share in dividend income and $0.04 per share in capital gains during the period.

The Diversified Bond Fund invests in three different fixed-income investment styles: strategic value bond, managed fixed-income and tactical maturity bond. Each style represents an approach to selecting investments or a type of investment selected for the Fund’s portfolio. This multi-style approach seeks to help reduce price and return volatility in an effort to generate more consistent returns.

Corporate bonds, mortgage- and other asset-backed securities, emphasized by the strategic value bond investing style, experienced positive returns during the reporting period. The higher-yield bond holdings also contributed to positive Fund performance.

Higher-yielding instruments also helped the managed fixed-income style performance during the 12-month period. The allocation of corporate, mortgage-backed and other asset-backed securities aided relative performance during the period. More specifically, our continued focus on undervalued A- to BBB-rated corporate bonds benefited Fund performance as credit spreads narrowed.

The tactical maturity bond style, on the other hand, struggled with volatility in the fixed-income markets. This style contains a mix of securities with short-term and long-term maturities, and tends to outperform when prices move in sustained trends, but lags when prices fluctuate back and forth, as they did during the 12-month period.

STRATEGIC OUTLOOK

Until economic fundamentals and earnings tangibly improve, we remain cautious on the overall market. That said, interest rates could move higher in the next 12 to 24 months if market expectations prove correct and the economy picks up. Fund performance may differentiate itself based on yield and risk management. Given our ability to reduce portfolio duration quickly, and meaningfully below that of the Index, the Fund may hold up well and outperform in a protracted move to higher yields. Opportunities may present themselves across each sub-sector of the fixed-income market over the short term and we intend to position the Fund in an effort to take advantage of those opportunities.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through September 30, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

Performance shown for the Institutional Class shares of the Wells Fargo Diversified Bond Fund for periods prior to November 8, 1999, reflects performance of the Institutional Class shares of Norwest Advantage Diversified Bond Fund, its predecessor fund.

Performance of the Institutional Class shares of the Fund prior to November 11, 1994, reflects the performance of a collective investment fund adjusted to reflect Institutional Class expenses. Norwest Bank Minnesota, N.A. managed the collective investment fund with an investment objective and principal investment strategy that were substantially similar to those of the Fund. The performance for the Fund includes performance of its predecessor collective investment fund for periods before it became a mutual fund on November 11, 1994. The collective investment fund’s performance was adjusted to reflect the Fund’s 1994 estimate of expense ratios for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by

PERFORMANCE HIGHLIGHTS	INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2003)

	Excluding Sales Charge
	1-Year	5-Year	10-Year

Wells Fargo Diversified Bond Fund	8.11	6.49	6.35

Benchmark

Lehman Brothers Aggregate Bond Index[2]	11.58	7.77	7.43

CHARACTERISTICS (AS OF MAY 31, 2003)

Portfolio Turnover	67%

Weighted Average Coupon	5.25%

Estimated Weighted Average Maturity	8.65 years

Estimated Average Duration	4.73 years

Net Asset Value (NAV)	$26.57

Distribution Rate (Class I)[3]	3.74%

SEC Yield[4]	2.55%

PORTFOLIO ALLOCATION5 (AS OF MAY 31, 2003)

GROWTH OF $10,000 INVESTMENT6

the 1940 Act or the Internal Revenue Code which, if applicable, may have adversely affected the performance results. Institutional Class shares are sold without sales charges.

2   The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

3   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current offering price.

4   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

5   This chart represents the composite of the portfolio allocations of the master portfolios in which the Fund invests. Portfolio holdings are subject to change. See Notes to the Financial Statements for a discussion of the master portfolios.

6   The chart compares the performance of the Wells Fargo Diversified Bond Fund Institutional Class shares for the most recent ten years with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Institutional Class shares and reflects all operating expenses.

INCOME FUNDS	PERFORMANCE HIGHLIGHTS

HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo High Yield Bond Fund seeks total return with a high level of current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Sutter Advisors LLC

FUND MANAGERS

Saturnino S. Fanlo

Roger Wittlin

INCEPTION DATE

11/29/02

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 5.40%1 from its inception on November 29, 2002, until the end of the period on May 31, 2003, excluding sales charges. The Fund underperformed its benchmark, the Merrill Lynch High Yield Master II Index2, which returned 16.31% over the same period. The Fund’ Class A shares distributed $0.25 per share in dividend income and no capital gains during the period.

The Fund benefited from a favorable high yield environment. Against the backdrop of a lackluster economy and uncertainties surrounding the war with Iraq, high yield bonds experienced large cash inflows as investors were drawn to the attractive yields and more promising returns relative to stocks and low-yielding U.S. Treasury bonds. Record inflows into high yield mutual funds combined with the relatively low levels of debt issuance created a powerful rally and buying pressure in the market. Yield spreads that had reached nearly 10% relative to the 10-year U.S. Treasury Note in October 2002 narrowed by nearly 4% by the end of the period.

This favorable environment helped drive up prices of virtually all of the Fund’s bond holdings. In particular, the lower-quality holdings performed the best as investors searched for higher-yielding investments, helping push the returns of C-rated bonds up more than 33% in the first five months of 2003. However, the Fund was not able to fully capture the market’s run-up due to the Fund’s recent inception. Rather than being fully invested, the Fund was in a build-up mode in which it carefully and methodically invested new inflows of cash. As a result of the large average cash balances, the Fund’s performance lagged the market and other high yield funds that were already fully invested.

STRATEGIC OUTLOOK

Ample liquidity in the bond market, refinancing and debt issues at lower rates have created a favorable environment for high yield investments. However, as the bond market normalizes, companies may again find it difficult to continually raise cash to repay their debt. Companies generating free cash flow may once again be the more valued bonds. Going forward, our focus on companies with solid fundamentals and the ability to repay debt could prove beneficial to the Fund’s performance.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through September 30, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charge assumes the maximum sales charge for the period shown.

2   The Merrill Lynch High Yield Master II Index is an unmanaged index of below investment-grade domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S. by foreign banks and corporations), including deferred-interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating of BB/Ba or lower, but are not in default. You cannot invest directly in an index.

PERFORMANCE HIGHLIGHTS	INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2003)

	Including Sales Charge	Excluding Sales Charge
	Life of Fund*	Life of Fund*

Wells Fargo High Yield Bond Fund – Class A	0.65	5.40

Wells Fargo High Yield Bond Fund – Class B	0.05	5.05

Wells Fargo High Yield Bond Fund – Class C	3.08	5.12

Benchmark

Merrill Lynch High Yield Master II Index[2]		16.31
*	Returns for period of less than one year are not annualized.

CHARACTERISTICS (AS OF MAY 31, 2003)

Portfolio Turnover	29%

Number of Holdings	154

Average Credit Quality[3]	B+

Weighted Average Coupon	8.58%

Estimated Weighted Average Maturity	6.38 years

Estimated Average Duration	4.65 years

NAV (Class A, B, C)	$10.28, $10.28, $10.29

Distribution Rate[4] (Class A, B, C)	7.04%, 6.61%, 6.54%

SEC Yield[5] (Class A, B, C)	6.83%, 6.40%, 6.33%

PORTFOLIO ALLOCATION6 (AS OF MAY 31, 2001)

GROWTH OF $10,000 INVESTMENT 7

3   The average credit quality is compiled from ratings from Standards & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

5   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

6   Portfolio holdings are subject to change.

7   The chart compares the performance of the Wells Fargo High Yield Bond Fund Class A shares for the life of the Fund with the Merrill Lynch High Yield Master II Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

INCOME FUNDS	PERFORMANCE HIGHLIGHTS

INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Income Fund (the Fund) seeks current income and total return.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGER

Robert N. Daviduk, CFA

INCEPTION DATE

6/9/87

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 10.79%1 for the 12-month period ended May 31, 2003, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers Aggregate Bond Index2, which returned 11.58% during the period. The Fund’s Class A shares distributed $0.48 per share in dividend income and no capital gains during the period.

In general, the 12-month period experienced positive returns for fixed-income investors. Interest rates declined steadily from June through September of 2002, and then traded in a fairly wide band until mid-April of 2003 before decreasing steadily again through the end of May. The intermediate portion of the yield curve experienced the largest decrease in yield. The three-year U.S. Treasury note declined the most at 2.11%, the 30-year U.S. Treasury note declined 1.24%, and the three-month U.S. Treasury Bill declined 0.62%. These low yields had little historical precedent, with both the two-year and three-year Treasuries yielding in the 1% range, and the five-year Treasuries also closing in on a yield below 2%.

In general, the Fund’s return benefited from yields falling during the year. More specifically, an increased allocation of the Fund’s portfolio of corporate bonds over the year boosted performance. Corporate and high yield bonds performed well in the last three months of 2002 and continued to perform well in 2003. Allocations of both AA- and BBB-rated corporate securities were increased modestly during the period. The Fund’s holdings in BBB-rated corporate bonds, which led the corporate debt sector this year, helped boost the Fund’s performance.

During the course of the period, we reduced the effective duration of the Fund from 5.11 years to 4.53 years seeking to reduce interest rate risk. The change in duration for the Fund also reflected the duration of the Fund’s peer group.

STRATEGIC OUTLOOK

Although we remain cautious on the overall market, we plan to maintain a significant weight in corporate bonds, based on our belief that economic growth may improve in the second half of 2003. By the end of the reporting period, BBB-rated commercial paper appeared to offer value while spreads remained wide compared to longer-term historical values. In addition, AAA- and AA-rated commercial mortgage-backed and other asset-backed securities may provide additional yield and diversification to the Fund’s portfolio.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser waives its advisory fee for the portion of the Fund’s assets that is invested in the High Yield Bond Fund and waives additional fees and/or reimburses additional expenses to the extent necessary to ensure that there will be no increase in the Fund’s net operating expense ratio. The Fund’s Adviser also has committed through September 30, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

Performance shown for Class A, Class B and Institutional Class shares of the Wells Fargo Income Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Norwest Advantage Income Fund (the accounting survivor of a merger of the Norwest Advantage Income, Total Return Bond and Performa Strategic Value Bond Funds at the close of business November 5, 1999), its predecessor fund. Effective at the close of business November 5, 1999, the Norwest Advantage and Performa Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class B shares for periods prior to August 5, 1993, reflects performance of the Class A shares, adjusted for Class B sales charges and expenses. Performance shown for the Institutional Class shares for periods prior to August 2, 1993, reflects performance of the Class A shares, adjusted for Institutional class expenses. For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent-deferred sales charge for Class B shares is 5.00%. Performance including sales charge assumes the maximum sales charge for the period shown. Institutional Class shares are sold without sales charges.

PERFORMANCE HIGHLIGHTS	INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	5-Year	10-Year	1-Year	5-Year	10-Year

Wells Fargo Income Fund – Class A	5.81	5.25	5.44	10.79	6.22	5.93

Wells Fargo Income Fund – Class B	5.09	5.12	5.14	10.09	5.45	5.14

Wells Fargo Income Fund – Institutional Class				11.08	6.41	6.01

Benchmark

Lehman Brothers Aggregate Bond Index[2]				11.58	7.77	7.43

CHARACTERISTICS (AS OF MAY 31, 2003)

Portfolio Turnover	217%

Number of Holdings	294

Average Credit Quality[3]	Aa1

Weighted Average Coupon	3.90%

Estimated Weighted Average Maturity	3.39 years

Estimated Average Duration	4.53 years

NAV (Class A, B, I)	$9.86, $9.85, $9.85

Distribution Rate[4] (Class A, B, I)	4.37%, 3.83%, 4.83%

SEC Yield[5] (Class A, B, I)	2.15%, 1.51%, 2.50%

PORTFOLIO ALLOCATION6 (AS OF MAY 31, 2003)

GROWTH OF $10,000 INVESTMENT7

2   The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

3   The average credit quality is compiled from ratings from Standard & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

5   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

6   Portfolio holdings are subject to change.

7   The chart compares the performance of the Wells Fargo Income Fund Class A and Institutional Class shares for the most recent ten years with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

INCOME FUNDS	PERFORMANCE HIGHLIGHTS

INCOME PLUS FUND

INVESTMENT OBJECTIVE

The Wells Fargo Income Plus Fund (the Fund) seeks to maximize income while maintaining prospects for capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGER

Robert N. Daviduk, CFA

INCEPTION DATE

7/13/98

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 11.53%1 for the 12-month period ended May 31, 2003, excluding sales charges, slightly underperforming the Lehman Brothers Aggregate Bond Index2, which returned 11.58% during the period. The Fund’s Class A shares distributed $0.70 per share in dividend income and no capital gains during the period.

During the period, the Fund continued to pursue a well-diversified portfolio strategy. The Fund invested in many different types of bonds including investment-grade debt, such as U.S. Treasuries, corporate bonds and mortgage-backed securities, as well as high yield, emerging markets and non-U.S. dollar sovereign debt.

Although the Fund posted healthy gains for the reporting period, its limited exposure in some markets that performed well hindered relative performance. Emerging market debt, in which the Fund had a limited allocation, posted a return of 25% for the period. In addition, limited exposure to two other markets that performed relatively well – lower rated high-yield securities and unhedged foreign currency investments – negatively affected the Fund’s relative performance.

Three areas contributed to the Fund’s positive performance during the reporting period. The high yield segment of the portfolio provided strong positive returns for the fiscal year and outperformed investment-grade securities. This portion of the Fund’s portfolio is invested in a well-diversified selection of high yield corporate credits with an emphasis on the higher-rated BB securities. The diversified non-U.S. dollar sovereign credit portion of the Fund’s portfolio also generated positive returns during this period and was invested in highly rated investment-grade countries such as Germany, the United Kingdom and New Zealand. The investment-grade portion of the Fund’s portfolio, particularly the telecommunication and energy sectors, also provided positive returns for the period.

STRATEGIC OUTLOOK

We remain cautious on the overall market, although interest rates could move higher in the next 12 to 24 months if market expectations prove correct and the economy picks up. Fund performance typically differentiates itself based on income (yield) and risk management. Any changes in Fund sector allocations would be made incrementally and when we believe that there is an investment opportunity over the near to medium term. Going forward, we expect to continue to invest in securities in an effort to enhance yield and return. Opportunities may present themselves across each sub-sector of the fixed income market over the upcoming quarters and we will continue to actively position the Fund in an effort to take advantage of those opportunities.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser waives its advisory fee for the portion of the Fund’s assets that is invested in the High Yield Bond Fund and waives additional fees and/or reimburses additional expenses to the extent necessary to ensure that there will be no increase in the Fund’s net operating expense ratio. The Fund’s Adviser also has committed through September 30, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

    Performance shown for Class A, Class B and Class C shares of the Wells Fargo Income Plus Fund prior to November 8, 1999, reflects performance of the Class A, Class B and Class C shares of the Stagecoach Strategic Income Fund, its predecessor fund. Effective at close of business November 5, 1999, the Stagecoach Funds were reorganized into the Wells Fargo Funds. For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent-deferred sales charge (CDSC) for Class B shares

PERFORMANCE HIGHLIGHTS	INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	3-Year	Life of Fund	1-Year	3-Year	Life of Fund

Wells Fargo Income Plus Fund – Class A	6.51	7.67	3.95	11.53	9.33	4.94

Wells Fargo Income Plus Fund – Class B	5.60	7.63	3.84	10.60	8.49	4.16

Wells Fargo Income Plus Fund – Class C	8.50	8.12	3.94	10.60	8.49	4.16

Benchmark

Lehman Brothers Aggregate Bond Index[2]				11.58	10.91	7.72

CHARACTERISTICS (AS OF MAY 31, 2003)

Portfolio Turnover	130%

Number of Holdings	392

Average Credit Quality[3]	A3

Weighted Average Coupon	7.03%

Estimated Weighted Average Maturity	7.44 years

Estimated Average Duration	4.83 years

NAV (Class A, B, C)	$11.31, $11.31, $11.31

Distribution Rate[4] (Class A, B, C)	6.43%, 5.99%, 5.93%

SEC Yield[5] (Class A, B, C)	3.95%, 3.39%, 3.36%

PORTFOLIO ALLOCATION[6] (AS OF MAY 31, 2003)

GROWTH OF $10,000 INVESTMENT7

is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charge assumes the maximum sales charge for the period shown.

2    The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

3    The average credit quality is compiled from ratings from Standards & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4    The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

5    SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

6    Portfolio holdings are subject to change.

7    The chart compares the performance of the Wells Fargo Income Plus Fund Class A shares for the life of the Fund with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

INCOME FUNDS	PERFORMANCE HIGHLIGHTS

INFLATION-PROTECTED BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Inflation-Protected Bond Fund (the Fund) seeks total return while providing protection against inflation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGER

Robert N. Daviduk, CFA

INCEPTION DATE

2/28/03

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 2.94%1 from inception on February 28, 2003, until May 31, 2003, excluding sales charges. The Fund outperformed its benchmark, the Lehman Brothers U.S. Treasury Inflation Notes Index2, which returned 2.78% during the same period. The Fund’s Class A shares distributed $0.15 per share in dividend income and no capital gains during the period.

The Fund’s performance during the period was helped by a general decline in interest rates. Treasury Inflation-Protected Securities (TIPS) with longer durations performed particularly well as the TIPS curve flattened. We positioned the Fund to benefit from this flat TIPS curve.

Detracting somewhat from Fund performance was the Fund’s continual inflows of cash. This had a negative impact on performance because TIPS prices were generally moving higher and as we made purchases in an appreciating market environment. Longer-maturity TIPS performed better than shorter-maturity TIPS, with the yield on TIPS maturing in 2032, for example, declining by 0.10% and the yield on TIPS maturing in 2008 rising by 0.05%.

During the period, we added AAA-rated collateralized mortgage-backed securities to the portfolio in an attempt to increase the Fund’s yield. We expect to continue to add exposure to this sector and the asset-backed securities sector as we find suitable issues. We kept the duration neutral compared to the Fund’s benchmark, given the strong cash inflows the Fund had experienced.

STRATEGIC OUTLOOK

In July 2003, the Treasury is expected to auction new 10-year TIPS, which we intend to purchase if the pricing is attractive relative to outstanding issues. We are looking for any hints that the economy may be accelerating, which might be a signal to seek below-benchmark duration for the Fund.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through September 30, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent-deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charge assumes the maximum sales charge for the period shown. Institutional Class shares are sold without sales charges.

PERFORMANCE HIGHLIGHTS	INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2003)

	Including Sales Charge	Excluding Sales Charge
	Life of Fund*	Life of Fund*

Wells Fargo Inflation-Protected Bond Fund – Class A	(1.69)	2.94

Wells Fargo Inflation-Protected Bond Fund – Class B	(2.35)	2.65

Wells Fargo Inflation-Protected Bond Fund – Class C	0.64	2.65

Wells Fargo Inflation-Protected Bond Fund – Institutional Class		2.90

Benchmark

Lehman Brothers U.S. Treasury Inflation Notes Index[2]		2.78
*	Returns for periods less than one year are not annualized.

CHARACTERISTICS (AS OF MAY 31, 2003)

Portfolio Turnover	115%

Number of Holdings	15

Average Credit Quality[3]	AAA

Weighted Average Coupon	2.85%

Estimated Weighted Average Maturity	10.50 years

Estimated Average Duration	4.35 years

NAV (Class A, B, C,I)	$10.14, $10.13, $10.13, $10.13

Distribution Rate (Class A, B, C, I)[4]	8.34%, 8.00%, 7.93%, 8.99%

SEC Yield (Class A, B, C, I)[5]	9.11%, 8.80%, 8.72%, 9.82%

PORTFOLIO ALLOCATION6 (AS OF MAY 31, 2003)

GROWTH OF $10,000 INVESTMENT7

2   The Lehman Brothers U.S. Treasury Inflation Notes Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

3   The average credit quality is compiled from ratings from Standards & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

5   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

6   Portfolio holdings are subject to change.

7   The chart compares the performance of the Wells Fargo Inflation-Protected Bond Fund Class A and Institutional Class shares for the life of the Fund with the Lehman Brothers U.S. Treasury Inflation Notes Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares, reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

INCOME FUNDS	PERFORMANCE HIGHLIGHTS

INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Intermediate Government Income Fund (the Fund) seeks current income, consistent with safety of principal.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGER

Robert N. Daviduk, CFA

INCEPTION DATE

12/31/82

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 9.95%1 for the 12-month period ended May 31, 2003, excluding sales charges. The Fund outperformed its benchmark, the Lehman Brothers Intermediate U.S. Government Index2, which returned 9.27% for the period. The Fund’s Class A shares distributed $0.58 per share in dividend income and no capital gains during the period.

The fiscal year ending May 31, 2003 provided another positive year for returns for the Fund. Interest rates declined steadily from June through September 2002, and then traded in a fairly wide band until mid-April 2003 before dropping steadily again through the end of May. The intermediate part of the yield curve experienced the largest decrease in yield with the three-year U.S. Treasury note dropping 2.11%, while the 30-year U.S. Treasury note declined 1.24% and the three-month Treasury Bill declined 0.62%. These low yields had little historical precedent, with both the two-year and three-year Treasuries yielding in the 1% range, and the five-year Treasuries also closing in on a yield below 2%.

The five-year U.S. Treasury note, a good proxy for this Fund, decreased 2.06% in yield; the price appreciation accompanying such a yield decline provided the bulk of the performance for the Fund. The Fund’s mortgage-backed security holdings also contributed to the total return. The Fund began the period with a 29% weighting in mortgage-backed securities and increased the weighting by the middle of the period to 37%, thus benefiting from the outperformance of this sector. The Fund’s agency note holdings, which represented 23% of the portfolio during the year, also added to the total return.

STRATEGIC OUTLOOK

Going forward, the Fund expects to continue to invest primarily in U.S. Government securities. However, in addition to mortgage-backed securities, investment guidelines allow the Fund to invest up to 20% in other AAA- and AA-rated asset-backed securities. If we choose to invest in these other asset-backed securities, it may help to provide additional yield for the Fund in a continued low interest-rate environment.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through September 30, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

Performance shown for the Class A and Class B shares of the Wells Fargo Intermediate Government Income Fund for periods prior to November 8, 1999, reflects performance of the Class A and Class B shares of the Norwest Advantage Intermediate Government Income Fund (the accounting survivor of a merger of the Norwest Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds at the close of business November 5, 1999), its predecessor fund. Effective at the close of business November 5, 1999, the Norwest Advantage Funds and Stagecoach Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class A shares of the Fund prior to May 2, 1996, reflects the performance of the Institutional Class shares of the Fund adjusted to reflect Class A shares sales charges and expenses. Performance shown for the Class B shares of the Fund prior to May 17, 1996, reflects the performance of the Institutional Class shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares of the Fund for periods prior to November 8, 1999, reflects performance of the Class B shares of the predecessor fund adjusted for Class C sales charges and expenses. Performance of the Institutional Class shares of the Fund, prior to November 11, 1994, reflects the performance of a collective investment fund adjusted to reflect Institutional Class expenses. Wells Fargo Bank Minnesota, N.A., formerly Norwest Bank Minnesota, N.A., managed the collective investment fund with an investment objective and principal investment strategy that were substantially similar to those of the Fund. The performance of the Fund includes performance of its predecessor collective investment fund for periods before it became a mutual fund on November 11, 1994. The collective investment fund’s performance was adjusted to reflect the Fund’s 1994 estimate of expense ratios for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under

PERFORMANCE HIGHLIGHTS	INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	5-Year	10-Year	1-Year	5-Year	10-Year

Wells Fargo Intermediate Government Income Fund – Class A	5.00	5.84	5.42	9.95	6.82	5.91

Wells Fargo Intermediate Government Income Fund – Class B	4.08	5.70	5.12	9.08	6.01	5.12

Wells Fargo Intermediate Government Income Fund – Class C	7.02	5.80	5.01	9.11	6.02	5.12

Wells Fargo Intermediate Government Income Fund – Institutional Class				10.20	7.01	6.00

Benchmark

Lehman Brothers Intermediate U.S. Government Index[2]				9.27	6.62	6.17

CHARACTERISTICS (AS OF MAY 31, 2003)

Portfolio Turnover	139%

Number of Holdings	100

Average Credit Quality[3]	AAA

Weighted Average Coupon	4.75%

Estimated Weighted Average Maturity	3.11 years

Estimated Average Duration	3.51 years

NAV (Class A, B, C, I)	$11.70, $11.68, $11.66, $11.69

Distribution Rate[4] (Class A, B, C, I)	4.47%, 3.98%, 3.98%, 5.14%

SEC Yield[5] (Class A, B, C, I)	2.07%, 1.43%, 1.42%, 2.42%

PORTFOLIO ALLOCATION6 (AS OF MAY 31, 2003)

GROWTH OF $10,000 INVESTMENT7

the Investment Company Act of 1940 (“1940 Act”) nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act or the Internal Revenue Code which, if applicable, may have adversely affected the performance results. For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent-deferred sales charge for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charge assumes the maximum sales charge for the period shown. Institutional Class shares are sold without sales charges.

2   The Lehman Brothers Intermediate U.S. Government Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

3   The average credit quality is compiled from ratings from Standards & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

5   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

6   Portfolio holdings are subject to change.

7   The chart compares the performance of the Wells Fargo Intermediate Government Income Fund Class A and Institutional Class shares for the most recent ten years with the Lehman Brothers Intermediate U.S. Government Index. The chart assumes a hypothetical $10,000 investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

INCOME FUNDS	PERFORMANCE HIGHLIGHTS

LIMITED TERM GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Limited Term Government Income Fund (the Fund) seeks current income, while preserving capital.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

FUND MANAGER

Robert N. Daviduk, CFA

INCEPTION DATE

10/27/93

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 7.46%1 for the 12-month period ended May 31, 2003, excluding sales charges. The Fund underperformed its benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index2, which returned 11.87% for the period. The Fund’s Class A shares distributed $ 0.36 per share in dividend income and no capital gains during the period.

The fiscal year ending May 31, 2003 provided another positive year in returns for fixed-income investors. Interest rates declined steadily from June through September of 2002, and then traded in a fairly wide band until mid-April of 2003 before declining steadily once again through the end of May. The intermediate part of the curve saw the largest decrease in yield with the three-year Treasury note declining 2.11%. As the outperforming three-year Treasury provided a good proxy for this Fund, the price appreciation that resulted from the 2.11% yield drop provided the bulk of the Fund performance.

The Fund’s mortgage-backed security holdings also added to the total return. According to the Lehman Mortgage Index, the fixed-rate mortgage market provided 0.70% in excess return over similar duration Treasuries during the time period. The Fund began the fiscal year with a 44% weighting in mortgage-backed security holdings, and increased it to nearly 50% by the middle of the period, thus benefiting from the outperformance of this sector. We ended the fiscal year at a 47% weighting in the sector. The Fund’s agency note holdings also contributed to the Fund’s total return. The Lehman Brothers Agency Index measured showed that the agency note market provided 1.14% in excess total return over similar duration Treasuries. The Fund held a 24% weighting in agency notes for most of the year.

The Fund’s benchmark index, the Lehman Brothers Intermediate U.S. Government/Credit Index, is comprised of over 40% corporate bonds, while the Limited Term Government Income Fund invests almost entirely in short-to intermediate-term U.S. Government obligations. Since corporate bonds had positive excess returns relative to government securities, this was a contributing factor to the Fund’s underperformance against the index during the period.

The duration of the Fund was shortened mid-year to around 2.31 years from 2.95 years at the beginning of the fiscal year seeking to reduce interest rate risk.

STRATEGIC OUTLOOK

Going forward, the Fund expects to continue to invest primarily in U.S. Government securities. However, in addition to mortgage-backed securities, it can now invest up to 20% in other AAA- and AA-asset-backed securities. If we choose to invest in these other asset-backed securities, it may help to provide additional yield for the Fund in a continued low interest-rate environment.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through September 30, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower.

Performance shown for Class A, Class B and Institutional Class shares of the Wells Fargo Limited Term Government Income Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Stagecoach Short-Intermediate U.S. Government Income Fund (the accounting survivor of a merger of the Stagecoach Fund and the Norwest Advantage Limited Term Government Income Fund at the close of business November 5, 1999), its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach Funds and Norwest Advantage Funds were reorganized into

PERFORMANCE HIGHLIGHTS	INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	5-Year	Life of Fund	1-Year	5-Year	Life of Fund

Wells Fargo Limited Term Government Income Fund – Class A	2.65	5.07	5.25	7.46	6.04	5.76

Wells Fargo Limited Term Government Income Fund – Class B	1.64	4.94	5.04	6.64	5.27	5.04

Wells Fargo Limited Term Government Income Fund – Institutional Class				7.74	6.27	5.89

Benchmark

Lehman Brothers Intermediate U.S. Government/Credit Index[2]				11.87	7.80	6.88

CHARACTERISTICS (AS OF MAY 31, 2003)

Portfolio Turnover	155%

Number of Holdings	65

Average Credit Quality[3]	AAA

Weighted Average Coupon	4.63%

Estimated Weighted Average Maturity	3.01 years

Estimated Average Duration	2.31 years

NAV (Class A, B, I)	$10.41, $10.41, $10.21

Distribution Rate[4] (Class A, B, I)	2.64%, 2.01%, 3.08%

SEC Yield[5] (Class A, B, I)	2.08%, 1.43%, 2.42%

PORTFOLIO ALLOCATION6 (AS OF MAY 31, 2003)

GROWTH OF $10,000 INVESTMENT7

the Wells Fargo Funds. Performance shown for the Class B shares of the Fund for periods prior to June 15, 1998, reflects the performance of the Fund’s Class A shares, adjusted to reflect Class B sales charges and expenses. Performance shown for the Institutional Class shares for periods prior to September 6, 1996, reflects the performance of the Class A shares of the Fund, adjusted to reflect Institutional Class expenses. For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent-deferred sales charge for Class B shares is 5.00%. Performance including sales charge assumes the maximum sales charge for the period shown. Institutional Class shares are sold without sales charges.

2   The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. It also contains all publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt in the one- to ten-year range. You cannot invest directly in an index.

3   The average credit quality is compiled from ratings from Standard & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

5   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses, calculated on a 30-day month-end basis.

6   Portfolio holdings are subject to change.

7   The chart compares the performance of the Wells Fargo Limited Term Government Income Fund Class A and Institutional Class shares for the life of the Fund with the Lehman Brothers Intermediate U.S. Government/Credit Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

INCOME FUNDS	PERFORMANCE HIGHLIGHTS

STABLE INCOME FUND

INVESTMENT OBJECTIVE

The Wells Fargo Stable Income Fund (the Fund) seeks stability of principal while providing lower volatility total return.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Galliard Capital Management, Inc.

FUND MANAGER

John Huber, CFA

INCEPTION DATE

11/11/94

PERFORMANCE HIGHLIGHTS

The Fund’s Class A shares returned 3.01%1 for the 12-month period ended May 31, 2003, excluding sales charges. The Fund outperformed its benchmark, the Lehman Brothers Short Treasury 9-12 Months Index2, which returned 2.55% during the period. The Fund’s Class A shares distributed $0.25 per share in dividend income and no capital gains during the period.

Interest rates rallied over the past 12 months as the fixed-income market faced conflicting economic and geo-political events. As a result, the Fund’s duration positioning had a positive impact on total returns. The Fund continued to benefit from its strong yield advantage versus its benchmark as income dominated total returns over the past year. In addition, non-Treasury sectors performed well as corporate, mortgage-backed and structured products all provided excess returns to investors.

The Fund’s allocation in the corporate, mortgage-backed and asset-backed market aided relative performance during the period. More specifically, the Fund’s continued focus on undervalued A- to BBB-rated corporate bonds benefited shareholders as credit spreads collapsed over the second half of the period. The structured product strategy continued to overweight higher-yielding alternatives to government agency paper while emphasizing risk control and cash flow stability. The Fund’s strategic positioning in Treasury Inflation-Protected Securities (TIPS) also provided value-added returns during this time period.

STRATEGIC OUTLOOK

Until economic fundamentals and earnings tangibly improve, we remain cautious on the overall market. That said, interest rates could move higher in the next 12 to 24 months if market expectations prove correct and the economy picks up. Fund performance may differentiate itself based on income (yield) and risk management.

We continue to overweight the non-Treasury sectors given our income-based strategy. Opportunities may present themselves across each sub-sector of the fixed-income market, and we expect to actively position the Fund seeking to take advantage of those opportunities. Specifically, we find the corporate market less compelling given the spread tightening that has occurred and will look to manage our corporate exposure selectively. Areas within the mortgage- and asset-backed market currently appear more attractive for the Fund. In addition, TIPS continue to offer a long-term opportunity for shareholders.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through September 30, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

Performance shown for Class A, Class B and Institutional Class shares of the Wells Fargo Stable Income Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Norwest Advantage Stable Income Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Performance shown for Class A shares for periods prior to May 2, 1996, reflects performance of the Institutional Class shares of the Norwest Fund adjusted for Class A sales charges and expenses. Performance shown for Class B shares for periods prior to May 17, 1996, reflects performance of the Institutional Class shares of the Norwest Fund adjusted for Class B sales charges and expenses. For Class A shares, the maximum front-end sales charge is 1.50%. Effective July 1, 2003, the maximum front-end sales charge for Class A shares of the Fund will be 2.00%. The maximum contingent-deferred sales charge for Class B shares is 1.50%. Performance including sales charge assumes the maximum sales charge for the period shown. Institutional Class shares are sold without sales charges.

PERFORMANCE HIGHLIGHTS	INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2003)

	Including Sales Charge			Excluding Sales Charge
	1-Year	5-Year	Life of Fund	1-Year	5-Year	Life of Fund

Wells Fargo Stable Income Fund – Class A	1.46	4.38	5.22	3.01	4.69	5.41

Wells Fargo Stable Income Fund – Class B	0.74	3.93	4.61	2.24	3.93	4.61

Wells Fargo Stable Income Fund – Institutional Class				3.13	4.87	5.50

Benchmark

Lehman Brothers Short Treasury 9-12 Months Index[2]				2.55	4.73	5.52

CHARACTERISTICS (AS OF MAY 31, 2003)

Portfolio Turnover	45%

Average Credit Quality[3]	AA1

Weighted Average Coupon	3.64%

Estimated Weighted Average Maturity	2.84 years

Estimated Average Duration	0.74 years

NAV (Class A, B, I)	$10.44, $10.43, $10.44

Distribution Rate[4] (Class A, B, I)	1.90%, 1.48%, 2.41%

SEC Yield[5] (Class A, B, I)	1.73%, 1.01%, 2.00%

PORTFOLIO ALLOCATION6 (AS OF MAY 31, 2003)

GROWTH OF $10,000 INVESTMENT7

2   The Lehman Brothers Short Treasury 9-12 Months Index is an unmanaged index of short-term U.S. Treasuries maturing in 9 to 12 months, including bills, notes and bonds. U.S. Treasuries are backed by the full faith and credit of the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value. The Fund invests in a wide range of securities, including those that are not reflected in the Lehman Brothers Short Treasury 9-12 Months Index or backed by the full faith and credit of the U.S. Government. You cannot invest directly in an index.

3   The average credit quality is compiled from ratings from Standard & Poor’s and/or Moody’s Investors Service (together “rating agencies”). Standard & Poor’s is a registered trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

4    The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

5   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

6   The Fund invests exclusively in a Wells Fargo Master Portfolio. This chart represents the portfolio allocations of the master portfolio in which it invests. Portfolio holdings are subject to change. See notes to the Financial Statements for a discussion of the master portfolio.

7   The chart compares the performance of the Wells Fargo Stable Income Fund Class A and Institutional Class shares for the life of the Fund with the Lehman Brothers Short Treasury 9-12 Months Index. The chart assumes a hypothetical $10,000 investment in Class A shares and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 1.50%.

INCOME FUNDS	PERFORMANCE HIGHLIGHTS

TACTICAL MATURITY BOND FUND

INVESTMENT OBJECTIVE

The Wells Fargo Tactical Maturity Bond Fund (the Fund) seeks to produce a positive total return each calendar year.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Peregrine Capital Management, Inc.

FUND MANAGERS

William Giese, CFA

Jay H. Strohmaier

INCEPTION DATE

6/1/971

PERFORMANCE HIGHLIGHTS

The Fund returned 2.53%1 for the 12-month period ended May 31, 2003. The Fund underperformed its benchmark, the Lehman Brothers Aggregate Bond Index2, (the Index) which returned 11.58% over the same period. The Fund distributed $0.17 per share in dividend income and no capital gains during the period.

The combination of repeated fluctuations in long-term Treasury prices and historically low short-term interest rates combined to hurt performance over the past year. The Fund is structured as a barbell of short-term and long-term maturities. Value is added by reacting to interest-rate shifts, placing greater emphasis on shorter maturities to protect principal when bond prices move down, and increasing the emphasis on longer maturities to add appreciation when prices move higher. This approach tends to help the Fund outperform when prices move in sustained trends, but lags when prices fluctuate back and forth. Additionally, fluctuating long-term bonds caused a significant portion of the portfolio to be allocated to short-term maturities during the period, and the low yields available on reserves reduced the Fund’s return.

With interest rates declining to near 50-year lows by the end of the fiscal year, virtually all bond prices rose, and returns generally improved as maturity lengthened. A “flight to safety” by investors prevailed during the first half of the fiscal year, as corporate bankruptcies, warnings of domestic terror attacks and increasing tensions in the Middle East were on investors’ minds. In that environment, government securities outperformed corporate securities. During the second half of the fiscal year, however, more positive economic and geo-political expectations led to a greater willingness by many investors to accept risk. Stocks eventually rebounded, and corporate and high yield bonds turned in the best performance.

STRATEGIC OUTLOOK

With a longer duration than its benchmark, the Fund may perform well in any extension of the most recent bond rally. On the other hand, with historically low interest rates, many investors are understandably concerned with how the Fund may react if interest rates move higher. Given our ability to reduce portfolio duration quickly and meaningfully below that of the Index, the Fund is expected to hold up well and possibly outperform the Index in a protracted move to higher yields.

1   Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has committed through September 30, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund’s returns would have been lower. The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

Performance shown in the average annual total return table for the Institutional Class shares of the Wells Fargo Tactical Maturity Bond Fund for periods prior to November 28, 2001, reflects the performance of the Wells Fargo Tactical Maturity Bond Master Portfolio, a master portfolio in which the Fund invests, adjusted to reflect the fees and expenses of the Fund. The Wells Fargo Tactical Maturity Bond Master Portfolio, which incepted on June 1, 1997, has a substantially identical investment objective and investment strategy as the Fund.

PERFORMANCE HIGHLIGHTS	INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 (%) (AS OF MAY 31, 2003)

	Excluding Sales Charge
	1-Year	5-Year	Life of Fund

Wells Fargo Tactical Maturity Bond Fund	2.53	5.35	7.18

Benchmark

Lehman Brothers Aggregate Bond Index[2]	11.58	7.77	8.29

CHARACTERISTICS (AS OF MAY 31, 2003)

Portfolio Turnover	115%

Weighted Average Coupon	3.49%

Estimated Weighted Average Maturity	11.79 years

Estimated Average Duration	6.31 years

Net Asset Value (NAV)	$9.84

Distribution Rate[3] (Class I)	1.77%

SEC Yield[4] (Class I)	1.98%

PORTFOLIO ALLOCATION5 (AS OF MAY 31, 2003)

GROWTH OF $10,000 INVESTMENT6

2   The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.

3   The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund’s most recent income dividend and dividing that figure by the applicable current public offering price.

4   SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

5   The Fund invests exclusively in a Wells Fargo Master Portfolio. This chart represents the composite of the portfolio allocations of the master portfolio in which the Fund invests. Portfolio holdings are subject to change. See Notes to the Financial Statements for a discussion of the master portfolio.

6   The chart compares the performance of the Wells Fargo Tactical Maturity Bond Fund Institutional Class shares for the life of the Fund with the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Institutional Class shares and reflects all operating expenses.

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

DIVERSIFIED BOND FUND

Face/Share Amount	Security Description	Value

N/A	Wells Fargo Managed Fixed Income Portfolio	$187,719,440

N/A	Wells Fargo Strategic Value Bond Portfolio	62,715,681

N/A	Wells Fargo Tactical Maturity Bond Portfolio	124,847,303

Total Investment in Master Portfolios – (Cost $360,502,170)		375,282,424

Total Investment in Securities (Cost $360,502,170)*	100.66%	$375,282,424

Other Assets and Liabilities, Net	(0.66)	(2,460,515)

Total Net Assets	100.00%	$372,821,909

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

HIGH YIELD BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Corporate Bonds & Notes – 84.03%

Amusement And Recreation Services – 6.29%

$865,000	AMC Entertainment Incorporated	9.50%	02/01/2011	$893,112

1,600,000	Aztar Corporation	9.00	08/15/2011	1,688,000

500,000	Cinemark USA Incorporated Series B	8.50	08/01/2008	515,000

125,000	Hard Rock Hotel Incorporated^	8.88	06/01/2013	128,437

2,000,000	Lin Television Corporation^	6.50	05/15/2013	2,000,000

650,000	LNR Property Corporation	10.50	01/15/2009	693,063

200,000	LNR Property Corporation Series B	9.38	03/15/2008	208,750

1,150,000	Park Place Entertainment	7.88	03/15/2010	1,200,313

75,000	Park Place Entertainment^	7.00	04/15/2013	77,438

800,000	Speedway Motorsports Incorporated^	6.75	06/01/2013	820,000

800,000	Town Sports International^	9.63	04/15/2011	832,000

				9,056,113

Apparel & Other Finished Products Made From Fabrics & Similar Materials – 1.58%

2,050,000	Levi Strauss & Company	7.00	11/01/2006	1,681,000

700,000	Levi Strauss & Company	11.63	01/15/2008	598,500

				2,279,500

Apparel And Accessory Stores – 2.41%

500,000	Gap Incorporated	6.90	09/15/2007	537,500

1,000,000	Gap Incorporated	10.55	12/15/2008	1,195,000

500,000	Saks Incorporated	7.25	12/01/2004	518,750

1,200,000	Saks Incorporated	7.50	12/01/2010	1,224,000

				3,475,250

Automotive Dealers And Gasoline Service Stations – 0.24%

375,000	Asbury Automotive Group	9.00	06/15/2012	352,500

Automotive Repair, Services, And Parking – 1.31%

1,200,000	United Rentals National Incorporated Series B	9.25	01/15/2009	1,122,000

600,000	United Rentals National Incorporated Series B	10.75	04/15/2008	639,000

120,000	Universal Compression Incorporated^	7.25	05/15/2010	122,400

				1,883,400

Automotive Repair, Services, And Parking – 0.22%

500,000	Titan Wheel International Incorporated	8.75	04/01/2007	310,625

Building Construction-General Contractors & Operative Builders – 1.80%

750,000	Atrium Companies Incorporated Series B	10.50	05/01/2009	796,875

600,000	Beazer Homes USA	8.38	04/15/2012	658,500

1,100,000	WCI Communities Incorporated	9.13	05/01/2012	1,139,875

				2,595,250

Building Materials, Hardware, Garden Supply, & Mobile Home Dealers – 0.35%

475,000	Juno Lighting Incorporated	11.88	07/01/2009	504,688

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

HIGH YIELD BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Business Services – 0.85%

$1,075,000	AOL Time Warner Incorporated	6.88%	05/01/2012	$1,220,731

Communications – 3.50%

850,000	Alaska Communications Systems Holdings	9.38	05/15/2009	833,000

1,050,000	DirecTV Holdings/Finance^	8.38	03/15/2013	1,162,875

500,000	Emmis Communications Corporation Series B	8.13	03/15/2009	521,250

400,000	Sinclair Broadcast Group	8.00	03/15/2012	423,500

300,000	Sinclair Broadcast Group^	8.00	03/15/2012	317,625

1,525,000	Sprint Capital Corporation	8.38	03/15/2012	1,780,330

				5,038,580

Depository Institutions – 1.60%

1,635,000	Capital One Financial Corporation	7.25	05/01/2006	1,751,131

500,000	JP Morgan Chase & Company	5.75	01/02/2013	546,789

				2,297,920

Eating And Drinking Places – 4.53%

2,200,000	Buffets Incorporated	11.25	07/15/2010	2,090,000

1,800,000	CKE Restaurants Incorporated	9.13	05/01/2009	1,692,000

1,000,000	Denny’s Corporation	11.25	01/15/2008	752,500

750,000	Denny’s Corporation	12.75	09/30/2007	768,750

625,000	Dominos Incorporated Series B	10.38	01/15/2009	685,156

565,000	Perkins Family Restaurants/Finance Series B	10.13	12/15/2007	533,925

				6,522,331

Electric, Gas, And Sanitary Services – 4.30%

490,000	Allied Waste North America Incorporated	7.88	04/15/2013	494,900

3,100,000	Allied Waste North America Series B	10.00	08/01/2009	3,258,875

1,300,000	Illinois Power Corporation^	11.50	12/15/2010	1,426,750

1,000,000	Integrated Electric Services Series B	9.38	02/01/2009	1,015,000

				6,195,525

Electronic And Other Electrical Equipment & Components, Except Computer Equipment – 0.20%

300,000	Muzak Holdings LLC/Finance≤	13.00	03/15/2010	234,000

60,000	Wesco Distribution Incorporated Series B	9.13	06/01/2008	54,000

				288,000

Engineering, Accounting, Research Management & Related Services – 1.53%

200,000	Foster Wheeler LLC	6.75	11/15/2005	142,000

700,000	URS Corporation	11.50	09/15/2009	700,000

1,500,000	URS Corporation Series B	12.25	05/01/2009	1,365,000

				2,207,000

Fabricated Metal Products, Except Machinery And Transportation Equipment – 0.40%

565,000	Owens-Brockway Glass Container Corporation^	7.75	05/15/2011	577,713

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

HIGH YIELD BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Food And Kindred Products – 4.15%

$500,000	Carrols Corporation	9.50%	12/01/2008	$482,500

750,000	Dean Foods Company	6.63	05/15/2009	778,125

2,105,000	Del Monte Corporation^	8.63	12/15/2012	2,233,931

450,000	Delhaize America Incorporated	8.13	04/15/2011	495,000

350,000	Doane Pet Care Company	9.75	05/15/2007	320,250

1,000,000	Dole Foods Company^	7.25	06/15/2010	995,000

650,000	Smithfield Foods Incorporated^	7.75	05/15/2013	666,250

				5,971,056

General Merchandise Stores – 1.00%

1,400,000	Penney (JC) Company Incorporated	7.40	04/01/2037	1,442,000

Home Furniture, Furnishings, And Equipment Stores – 0.74%

800,000	Congoleum Corporation	8.63	08/01/2008	504,000

700,000	Fedders North America	9.38	08/15/2007	567,000

				1,071,000

Hotels, Rooming Houses, Camps, & Other Lodge Places – 3.97%

500,000	Felcor Suites Limited Partners	7.63	10/01/2007	475,000

1,400,000	HMH Properties Incorporated Series B	7.88	08/01/2008	1,396,500

400,000	Host Marriot Hotel Properties Incorporated Series A	7.88	08/01/2005	408,000

1,950,000	MGM Mirage Incorporated	8.38	02/01/2011	2,149,875

1,210,000	Starwood Hotels Resorts^	7.88	05/01/2012	1,282,600

				5,711,975

Industrial & Commercial Machinery & Computer Equipment – 1.86%

1,225,000	Columbus McKinnon Corporation	8.50	04/01/2008	826,875

1,820,000	InfoUSA Incorporated	9.50	06/15/2008	1,847,300

				2,674,175

Miscellaneous Manufacturing Industries – 3.62%

1,650,000	Bombardier Incorporated^	6.75	05/01/2012	1,534,500

800,000	Building Materials Corporation Series B	7.75	07/15/2005	760,000

700,000	Building Materials Corporation Series B	8.00	10/15/2007	638,750

680,000	Grey Wolf Incorporated	8.88	07/01/2007	700,400

750,000	Hexcel Corporation^	9.88	10/01/2008	798,750

500,000	JLG Industries Incorporated^	8.25	05/01/2008	501,250

300,000	US Industries Incorporated/USI American Holdings^	11.25	12/31/2005	279,000

				5,212,650

Miscellaneous Retail – 5.76%

500,000	Dillard’s Incorporated	7.85	10/01/2012	495,000

1,525,000	Dillard’s Department Stores	7.38	06/01/2006	1,555,500

2,100,000	Elizabeth Arden Incorporated Series B	11.75	02/01/2011	2,310,000

600,000	Nebraska Book Company	8.75	02/15/2008	600,000

1,000,000	Pep Boys-Manny Moe Jack MTN Series B	6.92	07/07/2006	990,000

240,000	Remington Arms Company^	10.50	02/01/2011	240,600

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

HIGH YIELD BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Miscellaneous Retail (continued)

$1,800,000	Toys R Us Incorporated	7.63%	08/01/2011	$1,891,575

200,000	Toys R Us Incorporated	7.88	04/15/2013	210,247

				8,292,922

Motion Pictures – 0.41%

570,000	Muzak Finance^	10.00	02/15/2009	584,250

Non-Depository Credit Institutions – 3.25%

410,000	Capital One Financial	8.75	02/01/2007	459,016

1,800,000	Ford Motor Credit Company	7.25	10/25/2011	1,857,868

1,475,000	H&E Equipment/Finance	11.13	06/15/2012	1,275,875

1,000,000	PCA LLC/PCA Finance Corporation	11.88	08/01/2009	1,090,000

				4,682,759

Nonclassifiable Establishments – 3.32%

750,000	Interline Brands Incorporated^	11.50	05/15/2011	768,750

4,000,000	JP Morgan High Yield Debt Index^	8.00	06/20/2008	4,015,000

				4,783,750

Oil And Gas Extraction – 0.80%

475,000	Nuevo Energy Company Series B	9.38	10/01/2010	505,875

750,000	Wiser Oil Company	9.50	05/15/2007	652,500

				1,158,375

Paper And Allied Products – 6.65%

750,000	Abitibi-Consolidated Incorporated	8.30	08/01/2005	808,006

1,400,000	AEP Industries Incorporated	9.88	11/15/2007	1,358,000

900,000	American Greetings	11.75	07/15/2008	1,042,875

90,000	Consolidated Container Company	10.13	07/15/2009	54,900

1,015,000	Fort James Corporation	6.63	09/15/2004	1,020,075

400,000	Graham Packaging/GPC Capital Series B^	8.75	01/15/2008	394,000

750,000	Graham Packaging/GPC Capital Series B	10.75	01/15/2009	765,000

3,500,000	Owens-Illinois Incorporated	7.50	05/15/2010	3,325,000

800,000	Radnor Holdings Incorporated^	11.00	03/15/2010	808,000

				9,575,856

Personal Services – 0.14%

200,000	Service Corporation International	6.88	10/01/2007	199,000

Petroleum Refining And Related Industries – 0.64%

645,000	Frontier Escrow Coporation^	8.00	04/15/2013	662,737

275,000	Giant Industries	9.00	09/01/2007	253,688

				916,425

Pipelines, Except Natural Gas – 1.02%

300,000	El Paso Energy Partners^	8.50	06/01/2010	319,500

450,000	El Paso Energy Partners Series B	8.50	06/01/2011	479,250

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

HIGH YIELD BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Pipelines, Except Natural Gas (continued)

$200,000	Semco Energy Incorporated^	7.75%	05/15/2013	$211,000

450,000	Transmontaigne Incorporated^	9.13	06/01/2010	461,250

				1,471,000

Printing, Publishing, And Allied Industries – 7.76%

75,000	American Media Incorporated^	8.88	01/15/2011	81,000

2,106,000	Garden State Newspapers Series B	8.75	10/01/2009	2,153,385

300,000	Garden State Newspapers	8.63	07/01/2011	307,500

75,000	Houghton Mifflin Company^	9.88	02/01/2013	80,531

750,000	Mail-Well I Corporation	9.63	03/15/2012	768,750

198,592	Merrill Corporation Series A±	12.00	05/01/2009	89,863

959,024	Merrill Corporation Series B±	12.00	05/01/2009	433,958

2,265,000	Primedia Incorporated	7.63	04/01/2008	2,236,688

150,000	Primedia Incorporated	8.88	05/15/2011	156,750

1,000,000	Primedia Incorporated^	8.00	05/15/2013	1,005,000

1,785,000	Sitel Corporation	9.25	03/15/2006	1,713,600

1,750,000	Vertis Incorporated^	13.50	12/07/2009	1,636,250

500,000	Vertis Incorporated^	9.75	04/01/2009	511,250

				11,174,525

Rubber And Miscellaneous Plastics Products – 0.15%

205,000	Constar International	11.00	12/01/2012	217,300

Stone, Clay, Glass, And Concrete Products – 0.44%

630,000	Texas Industries Incorporated^	10.25	06/15/2011	630,000

Textile Mill Products – 1.05%

500,000	Collins & Aikman Floorcave Series B	9.75	02/15/2010	510,000

1,000,000	Dan River Incorporated^	12.75	04/15/2009	1,000,000

				1,510,000

Tobacco Products – 1.47%

1,000,000	Philip Morris – Altria Group Incorporated	7.65	07/01/2008	1,102,290

600,000	RJ Reynolds Tobacco Holdings	7.25	06/01/2012	599,159

400,000	RJ Reynolds Tobacco Holdings Series B	7.75	05/15/2006	410,428

				2,111,877

Transportation By Air – 0.64%

950,000	Evergreen International Aviation^	12.00	05/15/2010	914,375

Transportation Equipment – 3.51%

1,000,000	Advanced Accessory Systems^	10.75	06/15/2011	1,020,000

660,000	Collins & Aikman Products	11.50	04/15/2006	435,600

680,000	Collins & Aikman Products	10.75	12/31/2011	584,800

1,000,000	Dana Corporation	9.00	08/15/2011	1,045,000

40,000	Dura Operating Corporation Series B	8.63	04/15/2012	40,000

800,000	Dura Operating Corporation Series D	9.00	05/01/2009	708,000

210,000	Eagle-Picher Industries	9.38	03/01/2008	191,100

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

HIGH YIELD BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Transportation Equipment (continued)

$820,000	TRW Automotive Incorporated^	11.00%	02/15/2013	$854,850

160,000	TRW Automotive Incorporated^	9.38	02/15/2013	166,800

				5,046,150

Transportation Services – 0.32%

535,000	Trico Marine Services	8.88	05/15/2012	454,750

Wholesale Trade-Durable Goods – 0.24%

330,000	Affinity Group Holding	11.00	04/01/2007	340,725

Total Corporate Bonds & Notes (Cost $117,798,031)				120,952,021

Real Estate Investment Trust – 4.96%

1,650,000	BF Saul REIT Series B	9.75	04/01/2008	1,650,000

1,000,000	Felcor Lodging Limited Partners	8.50	06/01/2011	962,500

1,515,000	Host Marriott Limited Partners Series I	9.50	01/15/2007	1,605,900

200,000	HRPT Properties Trust	8.50	11/15/2013	203,080

675,000	Meristar Hospitality Corporation	8.75	08/15/2007	550,125

200,000	Meristar Hospitality Corporation	9.13	01/15/2011	185,000

2,000,000	Thornburg Mortgage^	8.00	05/15/2013	1,990,000

Total Real Estate Investment Trust (Cost $6,874,376)				7,146,605

Shares

Preferred Stocks – 2.78%

38,986	CBL & Associates Property Series A	9.00	07/22/2003	1,011,687

40,000	Developers Diversified Realty Trust	8.00	03/28/2008	1,046,000

16,000	Gables Residential Trust	7.50	05/08/2008	405,500
40,000	Regency Centers Corporation	7.45	04/03/2008	1,040,000

53	Paxson Communications Corporation PIK Preferred§	13.25	07/28/2003	501,138

Total Preferred Stocks (Cost $3,783,938)				4,004,325

Principal

Short-Term Investment – 7.77%

Repurchase Agreements – 7.77%

$3,720,000	Goldman Sachs & Company – 102% Collateralized by US Government Securities	1.25	06/02/2003	3,720,000

7,463,000	Morgan Stanley & Company Incorporated – 102% Collateralized by US Government Securities	1.22	06/02/2003	7,463,000

				11,183,000

Shares

7,284	Wells Fargo Money Market Trust~			7,284

Total Short-Term Investment (Cost $11,190,284)				11,190,284

Total Investments in Securities (Cost $139,646,629)*	99.54%	$143,293,235

Other Assets and Liabilities, Net	0.46	657,541

Total Net Assets	100.00%	$143,950,776

^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable rate securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
≤	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.
§	Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or additional securities.
*	Cost for federal income tax purposes is $139,693,538 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,507,462
Gross Unrealized Depreciation	(907,765)

Net Unrealized Appreciation	$3,599,697

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities – 3.31%

$260,000	Americredit Automobile Receivables Trust Series 2002-C Class A4	3.55%	02/12/2009	$266,839

3,110,000	Bank One Issuance Trust Series 2002-A3 Class A3	3.59	05/17/2010	3,251,357

3,074,614	Ford Credit Auto Owner Trust Series 2002-D Class A2B±	1.38	03/15/2005	3,074,163

3,200,000	Ford Credit Auto Owner Trust Series 2003-A Class A3A	2.20	07/17/2006	3,240,985

2,200,000	Providian Gateway Master Trust Series 2001-B Class A±^	1.61	04/17/2006	2,204,389

2,400,000	Residential Asset Mortgage Products Incorporated Series 2002-Rs4 Class A13±	3.89	10/25/2027	2,477,574

Total Asset Backed Securities (Cost $14,240,471)				14,515,307

Collateralized Mortgage Obligations – 3.56%

25,481,000	Bear Stearns Commercial Mortgage Securities Series 2003-T10 Class X2 Interest Only±^(c)	1.44	03/13/2040	1,840,531

24,681,324	CS First Boston Mortgage Securities Corporation Series 1998-C2 Class Ax Interest Only±(c)	1.19	11/11/2030	1,038,343

22,400,000	First Union Bank Of America Series 2001 C1 102 Interest Only±^(c)	2.00	03/15/2011	2,149,336

36,414,999	GMAC Commercial Mortgage Securities Incorporated Series 2002-C1 Class X1 Interest Only±^(c)	0.62	11/15/2039	1,285,329

2,000,000	JP Morgan Chase And Company Series 2002-Cib4 Class A3	6.16	05/12/2034	2,313,771

29,380,000	Lehman Brothers-UBS Commercial Mortgage Obligation Interest Only(c)	0.29	06/01/2033	828,031

28,871,614	Solomon Brothers Mortgage Securities Series 2002 Key2 X1 Interest Only±^(c)	1.45	03/18/2036	2,070,259

65,188,322	Wachovia Bank Commercial Mortgage Trust Series 2002 C1 101 Interest Only±^(c)	0.39	04/15/2034	1,893,271

40,893,000	Wachovia Bank Commercial Mortgage Trust Series 2003 C4 Xp Interest Only±^(c)	1.08	04/15/2035	2,185,346

Total Collateralized Mortgage Obligations (Cost $15,395,966)				15,604,217

Corporate Bonds & Notes – 42.78%

Agricultural Production Crops – 0.15%

635,000	Bunge Limited Finance Corporation^	5.88	05/15/2013	653,122

Amusement And Recreation Services – 0.46%

250,000	Boyd Gaming Corporation^	7.75	12/15/2012	256,874

145,000	Cinemark USA Incorporated^	9.00	02/01/2013	155,875

100,000	Herbst Gaming Incorporated^	10.75	09/01/2008	109,250

250,000	Hollywood Entertainment	9.63	03/15/2011	266,250

360,000	International Game Technology	8.38	05/15/2009	432,900

250,000	Mandalay Resort Group Series B	10.25	08/01/2007	275,000

250,000	Six Flags Incorporated	8.88	02/01/2010	238,438

250,000	Venetian Casino/Las Vegas Sands	11.00	06/15/2010	273,438

				2,008,025

Automotive Dealers And Gasoline Service Stations – 0.06%

250,000	Lear Corporation Series B	8.11	05/15/2009	278,750

Automotive Repair, Services, And Parking – 0.53%

2,000,000	Hertz Corporation	7.00	07/01/2004	2,048,652

250,000	United Rentals National Incorporated Series B	10.75	04/15/2008	266,250

				2,314,902

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Building Construction – General Contractors & Operative Builders – 0.21%

$455,000	Centex Corporation	4.75%	01/15/2008	$481,411

400,000	MDC Holdings Incorporated	7.00	12/01/2012	450,208

				931,619

Business Services – 0.97%

3,060,000	AOL Time Warner Incorporated	6.88	05/01/2012	3,474,826

250,000	Correction Corporation Of America	7.50	05/01/2011	255,625

460,000	First Data Corporation	5.63	11/01/2011	512,374

				4,242,825

Chemicals And Allied Products – 1.20%

420,000	Abbott Laboratories	5.63	07/01/2006	466,062

800,000	Chevron Texco Capital Company	3.50	09/17/2007	836,449

500,000	Dow Chemical	6.00	10/01/2012	546,607

1,780,000	E I Du Pont De Nemours	6.88	10/15/2009	2,166,050

250,000	Equistar Chemical/Funding	10.13	09/01/2008	253,750

250,000	IMC Global Incorporated^	11.25	06/01/2011	277,500

250,000	Lyondell Chemical Company	10.88	05/01/2009	233,750

445,000	Wyeth	5.25	03/15/2013	475,477

				5,255,645

Communications – 4.34%

415,000	Alltel Corporation	6.75	09/15/2005	459,291

605,000	AT & T Corporation	7.80	11/15/2011	695,693

1,340,000	AT & T Wireless Services Incorporated	7.88	03/01/2011	1,589,186

695,000	BellSouth Corporation	6.00	10/15/2011	799,235

425,000	Citizens Communications	7.00	11/01/2025	470,803

420,000	Clear Channel Communications	7.65	09/15/2010	508,519

1,870,000	Comcast Corporation	7.05	03/15/2033	2,108,967

1,080,000	COX Communication Incorporated	7.75	11/01/2010	1,325,556

250,000	CSC Holdings Incorporated Series B	7.63	04/01/2011	255,625

1,430,000	Deutsche Telekom International Finance	8.75	06/15/2030	1,849,967

250,000	Echostar DBS Corporation	9.38	02/01/2009	267,813

867,693	GTE Florida Incorporated Series E	6.86	02/01/2028	992,419

250,000	Nextel Communications	9.38	11/15/2009	268,125

795,000	SBC Communications Incorporated	5.88	08/15/2012	904,645

1,755,000	Sprint Capital Corporation	6.90	05/01/2019	1,752,833

2,665,000	Verizon Global Funding Corporation	7.38	09/01/2012	3,261,014

1,005,000	Vodafone Group PLC	7.75	02/15/2010	1,242,261

250,000	Young Broadcasting Incorporated	10.00	03/01/2011	261,250

				19,013,202

Depository Institutions – 6.58%

840,000	B B & T Corporation	4.75	10/01/2012	885,880

735,000	Banc One Corporation	7.75	07/15/2025	948,264

1,845,000	Bank Of America Corporation	7.80	09/15/2016	2,404,675

2,000,000	Bank Of America Corporation	7.13	05/01/2006	2,274,592

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Depository Institutions (continued)

$1,900,000	Bank One Corporation	7.63%	08/01/2005	$2,134,603

425,000	Banknorth Group Incorporated	3.75	05/01/2008	435,248

430,000	Capital One Bank	4.88	05/15/2008	434,663

3,585,000	Citigroup Incorporated	7.25	10/01/2010	4,380,020

1,050,000	Citigroup Incorporated	6.63	06/15/2032	1,232,266

490,000	First Tennessee National Corporation	4.50	05/15/2013	502,736

1,700,000	First Union Corporation	6.63	03/15/2005	1,845,576

890,000	FleetBoston Financial Corporation	3.85	02/15/2008	928,212

805,000	Golden West Financial Corporation	4.75	10/01/2012	849,827

1,325,000	JP Morgan Chase & Company	5.25	05/30/2007	1,452,481

1,100,000	Marshall & Ilsley Bank	4.13	09/04/2007	1,157,077

1,225,000	National City Bank BKN Series T	6.20	12/15/2011	1,415,098

1,330,000	National City Bank Of Indiana BKN Series T	4.88	07/20/2007	1,435,679

435,000	Popular North America Incorporated	4.25	04/01/2008	455,642

445,000	Regions Financial Corporation	6.38	05/15/2012	520,651

1,980,000	US Bancorp MTN Series N	3.95	08/23/2007	2,093,666

905,000	Washington Mutual Bank	6.88	06/15/2011	1,080,760

				28,867,616

Electric, Gas, And Sanitary Services – 3.01%

400,000	Alabama Power Capital Trust	5.50	10/01/2042	422,907

440,000	Alabama Power Company Series Q	5.50	10/15/2017	493,604

250,000	Allied Waste North America Series B	10.00	08/01/2009	262,813

500,000	American Electric Power Series A	6.13	05/15/2006	543,676

670,000	Carolina Power & Light Company MTN Series D	6.65	04/01/2008	778,076

125,000	Casella Waste Systems^	9.75	02/01/2013	131,250

1,195,000	Cincinnati Gas & Electric Company	5.70	09/15/2012	1,327,050

680,000	Commonwealth Edison Series 99	3.70	02/01/2008	707,332

565,000	Consolidated Edison Company Of New York	4.88	02/01/2013	603,322

355,000	Constellation Energy Group	7.60	04/01/2032	443,341

385,000	Duke Energy Corporation	5.63	11/30/2012	418,708

700,000	Florida Power & Light	4.85	02/01/2013	750,310

225,000	Iesi Corporation	10.25	06/15/2012	235,125

675,000	Midamerican Energy Company MTN	5.13	01/15/2013	726,706

147,000	Niagara Mohawk Power Corporation Series E	7.38	07/01/2003	147,621

410,000	Oncor Electric Delivery	7.00	05/01/2032	485,061

370,000	Pepco Holdings Incorporated	7.45	08/15/2032	454,646

435,000	Progress Energy Incorporated	7.00	10/30/2031	503,052

1,105,000	PSEG Power	6.95	06/01/2012	1,285,441

450,000	Republic Services Incorporated	6.63	05/15/2004	468,514

1,000,000	Rochester Gas & Electric MTN Series 1	6.38	07/30/2003	1,006,335

1,000,000	Scana Corporation MTN Series B	6.25	07/08/2003	1,004,763

				13,199,653

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Electronic And Other Electrical Equipment & Components, Except Computer Equipment – 1.01%

$630,000	Boston Edison Company	4.88%	10/15/2012	$672,601

1,165,000	Dominion Resources Incorporated Series E	6.75	12/15/2032	1,332,879

250,000	Flextronics International Limited	9.88	07/01/2010	275,000

250,000	Sanmina – Science Corporation^	10.38	01/15/2010	277,500

675,000	Wisconsin Energy Corporation	5.50	12/01/2008	757,167

925,000	WPS Resources Corporation	7.00	11/01/2009	1,112,727

				4,427,874

Fabricated Metal Products, Except Machinery And Transportation Equipment – 1.01%

250,000	K & F Industries Series B	9.63	12/15/2010	268,125

1,165,000	Lockheed Martin Corporation	8.50	12/01/2029	1,636,922

685,000	Northrop Grumman Corporation	7.13	02/15/2011	829,945

1,485,000	Raytheon Company	6.75	08/15/2007	1,704,358

				4,439,350

Financial Services – 0.06%

250,000	Interline Brands Incorporated^	11.50	05/15/2011	256,250

Food And Kindred Products – 1.40%

645,000	Coca-Cola Enterprises	6.95	11/15/2026	797,913

1,240,000	Conagra Foods Incorporated	6.75	09/15/2011	1,468,655

250,000	Del Monte Corporation Series B	9.25	05/15/2011	268,750

505,000	General Mills Incorporated	5.13	02/15/2007	551,879

250,000	Ingles Markets Incorporated	8.88	12/01/2011	252,500

455,000	Kellogg Company Series B	6.00	04/01/2006	503,169

360,000	Pepsi Bottling Group Incorporated Series B	7.00	03/01/2029	450,735

774,000	Pepsiamericas Incorporated	7.29	09/15/2026	908,931

250,000	Pilgrim’s Pride Corporation	9.63	09/15/2011	251,250

250,000	Swift & Company^	10.13	10/01/2009	246,250

380,000	Tyson Foods Incorporated	8.25	10/01/2011	440,833

				6,140,865

Food Stores – 0.53%

470,000	Albertson’s Incorporated	7.45	08/01/2029	569,323

1,435,000	Kroger Company	8.05	02/01/2010	1,761,392

				2,330,715

Forestry – 0.22%

880,000	Weyerhaeuser Company	5.95	11/01/2008	983,026

General Merchandise Stores – 1.04%

2,155,000	Target Corporation	5.50	04/01/2007	2,383,365

770,000	Wal Mart Stores	6.88	08/10/2009	930,749

905,000	Wal Mart Stores	7.55	02/15/2030	1,231,279

				4,545,393

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Health Services – 0.20%

$120,000	Medex Incorporated^	8.88%	05/15/2013	$123,000

250,000	Pacificare Health Systems	10.75	06/01/2009	273,750

445,000	UnitedHealth Group Incorporated	4.88	04/01/2013	474,484

				871,234

Holding And Other Investment Offices – 0.30%

415,000	Archstone-Smith Trust	8.20	07/03/2005	461,326

425,000	Block Financial Corporation	8.50	04/15/2007	500,797

250,000	Dura Operating Corporation Series D	9.00	05/01/2009	221,250

145,000	HLI Operating Company Incorporated^	10.50	06/15/2010	148,625

				1,331,998

Home Furniture, Furnishings, And Equipment Stores – 0.12%

475,000	Newell Rubbermaid Incorporated	4.63	12/15/2009	506,958

Hotels, Rooming Houses, Camps, & Other Lodge Places – 0.06%

250,000	HMH Properties Incorporated Series B	7.88	08/01/2008	249,375

Insurance Agents, Brokers And Service – 0.58%

715,000	Aegon NV	4.75	06/01/2013	727,500

395,000	Allstate Corporation	6.13	12/15/2032	443,298

520,000	Humana Incorporated	7.25	08/01/2006	574,601

730,000	Travelers Property Casualty	6.38	03/15/2033	818,326

				2,563,725

Insurance Carriers – 1.64%

365,000	AMBAC Financial Group Incorporated	9.38	08/01/2011	490,899

480,000	American International Group MTN Series F	2.85	12/01/2005	490,284

830,000	Anthem Incorporated	6.80	08/01/2012	976,316

505,000	CNA Financial Corporation	6.75	11/15/2006	530,131

730,000	Fidelity National Financial	5.25	03/15/2013	759,889

420,000	Fund American Companies Incorporated	5.88	05/15/2013	438,529

430,000	Markel Corporation	6.80	02/15/2013	473,845

375,000	MBIA Incorporated	9.38	02/15/2011	490,759

525,000	Metlife Incorporated	5.38	12/15/2012	573,699

880,000	Nationwide Capital Surplus Notes^	9.88	02/15/2025	1,027,912

425,000	Prudential Financial Incorporated Series MTN	3.75	05/01/2008	436,594

455,000	Safeco Corporation	4.88	02/01/2010	483,823

				7,172,680

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 0.06%

250,000	Perkinelmer Incorporated^	8.88	01/15/2013	270,000

Metal Mining – 0.16%

415,000	BHP Billton Finance BV	4.80	04/15/2013	437,490

250,000	Russel Metals Incorporated UNI Series T	10.00	06/01/2009	263,750

				701,240

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Mining & Quarrying Of Nonmetallic Minerals, Except Fuels – 0.06%

$250,000	Owens-Brockway Glass Container	8.88%	02/15/2009	$265,000

Miscellaneous Manufacturing Industries – 0.47%

250,000	Dresser Incorporated	9.38	04/15/2011	255,625

1,460,000	General Electric Company	5.00	02/01/2013	1,559,300

250,000	SPX Corporation	7.50	01/01/2013	263,125

				2,078,050

Miscellaneous Repair Services – 0.01%

60,000	Rent-A-Center Incorporated^	7.50	05/01/2010	61,350

Miscellaneous Retail – 0.31%

415,000	Federated Department Stores	6.63	04/01/2011	482,460

375,000	May Department Stores Company	8.00	07/15/2012	464,636

125,000	Remington Arms Company^	10.50	02/01/2011	125,313

250,000	Yum! Brands Incorporated	8.88	04/15/2011	286,250

				1,358,659

Nonclassifiable Establishments – 0.05%

200,000	Techncial Olympic USA Incorporated	9.00	07/01/2010	208,000

Non-Depository Credit Institutions – 6.17%

715,000	American Express Credit	3.00	05/16/2008	719,259

1,895,000	American General Finance Corporation MTN Series H	4.50	11/15/2007	2,021,747

775,000	Caterpillar Financial Service Corporation	5.95	05/01/2005	857,895

415,000	CIT Group Incorporated	5.50	11/30/2007	452,242

2,110,000	Countrywide Home Loan	3.25	05/21/2008	2,131,644

6,375,000	Ford Motor Credit Company	5.80	01/12/2009	6,282,327

1,915,000	General Electric Capital Corporation MTN Series A	6.75	03/15/2032	2,293,429

4,105,000	General Motors Acceptance Corporation	7.75	01/19/2010	4,493,128

2,610,000	Household Finance Corporation	8.00	07/15/2010	3,232,114

515,000	International Lease Finance Corporation	5.75	02/15/2007	557,708

1,230,000	John Deere Capital Corporation	7.00	03/15/2012	1,472,865

460,000	John Hancock Financial Services Incorporated	5.63	12/01/2008	514,063

480,000	MBNA Corp Corporation MTN	5.63	11/30/2007	516,348

915,000	Mellon Funding Corporation	4.88	06/15/2007	989,769

480,000	SLM Corporation MTN	5.13	08/27/2012	517,081

				27,051,619

Oil And Gas Extraction – 2.25%

370,000	Anadarko Petroleum Corporation	7.20	03/15/2029	458,462

2,150,000	BP Canada Finance	3.63	01/15/2009	2,250,166

860,000	Burlington Resources Finance Company	7.40	12/01/2031	1,104,200

250,000	Chesapeake Energy Corporation	8.13	04/01/2011	265,000

2,015,000	ConocoPhillips	8.75	05/25/2010	2,615,250

580,000	Nexen Incorporated	7.88	03/15/2032	731,708

335,000	Occidental Petroleum	8.45	02/15/2029	470,665

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Oil And Gas Extraction (continued)

$1,050,000	Pemex Project Funding Master Trust	9.13%	10/13/2010	$1,282,313

495,000	Seacor Smit Incorporated	5.88	10/01/2012	540,204

125,000	XTO Energy Incorporated^	6.25	04/15/2013	130,314

				9,848,282

Paper And Allied Products – 0.41%

250,000	Georgia Pacific Corporation^	9.38	02/01/2013	265,000

470,000	International Paper Company	6.75	09/01/2011	549,871

250,000	Stone Container Corporation	9.75	02/01/2011	271,250

560,000	Westvaco Corporation	8.20	01/15/2030	703,599

				1,789,720

Petroleum Refining And Related Industries – 0.17%

600,000	Keyspan Corporation	7.63	11/15/2010	745,339

Pipelines, Except Natural Gas – 0.18%

675,000	Kinder Morgan Energy Partners	6.75	03/15/2011	790,557

Primary Metal Industries – 0.37%

250,000	AK Steel Corporation	7.75	06/15/2012	198,750

1,095,000	Alcoa Incorporated	5.38	01/15/2013	1,198,579

240,000	Trimas Corporation	9.88	06/15/2012	242,400

				1,639,729

Printing, Publishing, And Allied Industries – 0.83%

50,000	American Media Incorporated^	8.88	01/15/2011	54,000

1,440,000	Gannett Company Incorporated	5.50	04/01/2007	1,598,436

125,000	Houghton Mifflin Company^	9.88	02/01/2013	134,219

250,000	Mail-Well I Incorporated	9.63	03/15/2012	256,250

125,000	RR Donnelley Financial Corporation^	8.88	12/15/2010	136,250

995,000	Viacom Incorporated	7.88	07/30/2030	1,340,094

125,000	Vivendi Universal^	9.25	04/15/2010	142,031

				3,661,280

Railroad Transportation – 0.89%

630,000	Burlington North Santa Fe	6.38	12/15/2005	699,130

930,000	Canadian National Railways	6.38	10/15/2011	1,085,502

360,000	CSX Corporation	8.63	05/15/2022	486,153

225,000	TFM Sa De Cv	12.50	06/15/2012	241,875

1,190,000	Union Pacific Corporation	6.50	04/15/2012	1,394,891

				3,907,551

Real Estate – 0.12%

500,000	ERP Operating Limited Partnership	7.10	06/23/2004	526,804

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Security And Commodity Brokers, Dealers, Exchanges & Services – 3.4%

$1,985,000	Bear Sterns Company Incorporated	6.50%	05/01/2006	$2,233,865

1,161,000	Charles Schwab Corporation MTN Series A	6.88	09/02/2003	1,176,383

660,000	Credit Suisse First Boston USA Incorporated	4.63	01/15/2008	704,342

1,750,000	Goldman Sachs Group Incorporated	6.13	02/15/2033	1,884,727

592,000	Jefferies Group Incorporated	7.75	03/15/2012	655,445

1,240,000	Lehman Brothers Holdings Incorporated	6.63	01/18/2012	1,454,296

835,000	Merrill Lynch & Company	6.00	02/17/2009	945,789

2,025,000	Morgan Stanley	6.75	04/15/2011	2,384,446

3,000,000	Prudential Funding LLC MTN^	6.60	05/15/2008	3,466,533

				14,905,826

Transportation By Air – 0.2%

825,000	Delta Air Lines Series 2002-1	6.42	07/02/2012	872,040

Transportation Equipment – 0.62%

760,000	Boeing Capital Corporation	6.10	03/01/2011	829,019

1,640,000	Daimlerchrysler N.A. Holding	7.20	09/01/2009	1,902,955

				2,731,974

Transportation Services – 0.11%

430,000	General Dynamics Corporation	3.00	05/15/2008	435,335

60,000	Titan Corporation^	8.00	05/15/2011	61,650

				496,985

Wholesale Trade – Non-Durable Goods – 0.18%

705,000	Unilever Capital Corporation	6.88	11/01/2005	789,563

Wholesale Trade – Durable Goods – 0.06%

250,000	Amerisourcebergen Corporation	7.25	11/15/2012	270,000

Total Corporate Bonds & Notes (Cost $174,356,563)				187,554,370

Foreign Bonds – 8.11%@

2,275,000	Asian Development Bank	6.75	06/11/2007	2,678,394

350,000	Barclays Bank PLC	7.40	12/15/2009	434,792

1,507,000	British Telecommunication PLC	8.38	12/15/2010	1,892,711

2,475,000	Canada Government	6.38	11/30/2004	2,665,548

460,000	Canadian Occidental Petroleum	7.13	02/04/2004	476,898

705,000	Diageo Capital PLC	6.63	06/24/2004	744,226

3,175,000	European Investment Bank Series DTC	4.88	09/06/2006	3,455,984

1,655,000	France Telecommunication	9.25	03/01/2011	2,069,708

1,210,000	HSBC Holding PLC	7.50	07/15/2009	1,476,626

910,000	Inter-American Development Bank	4.38	09/20/2012	975,987

2,875,000	Inter-American Development Bank Emt Series N	4.00	01/18/2005	2,997,182

3,250,000	International Bank For Reconstruction & Development	4.00	01/10/2005	3,388,099

370,000	Malaysia	8.75	06/01/2009	475,931

1,030,000	National Westminster Bank	7.38	10/01/2009	1,272,411

390,000	Peoples Republic Of China	7.30	12/15/2008	474,650

850,000	Quebec Province	5.00	07/17/2009	941,661

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Foreign Bonds (continued)

$405,000	Republic Of Finland	7.88%	07/28/2004	$436,188

900,000	Republic Of Italy	6.88	09/27/2023	1,158,215

1,525,000	Republic Of Italy	3.63	09/14/2007	1,607,345

415,000	Republic Of Poland	6.25	07/03/2012	483,475

380,000	Republic Of South Africa	9.13	05/19/2009	481,650

3,065,000	United Mexican States Mtn	6.38	01/16/2013	3,297,940

760,000	World Bank	7.63	01/19/2023	1,060,405

515,000	Xl Capital (Europe) PLC	6.50	01/15/2012	594,551

Total Foreign Bonds (Cost $33,827,598)				35,540,577

US Government Agency Securities – 26.46%

Federal Home Loan Bank – 4.92%

20,000,000	FHLB Series 303	3.75	04/15/2004	20,440,380

1,000,000	FHLB Series Qs06	6.38	08/15/2006	1,139,228

				21,579,608

Federal Home Loan Mortgage Corporation – 6.13%

10,805,000	FHLMC	3.25	11/15/2004	11,111,808

3	FHLMC #C01187	7.50	05/01/2031	3

5,373,493	FHLMC #C10444	6.00	01/01/2033	5,570,997

2,625,549	FHLMC #C59553	7.50	11/01/2031	2,791,278

2,914,194	FHLMC #C65086	7.50	03/01/2032	3,098,161

4,045,495	FHLMC #C65576	7.50	04/01/2032	4,300,878

				26,873,125

Federal National Mortgage Association – 13.71%

11,600,000	FNMA	7.00	07/15/2005	12,935,264

2,609,672	FNMA #254190	5.50	02/01/2009	2,699,227

3,489,948	FNMA #254218	7.00	02/01/2032	3,676,404

3,045,633	FNMA #254688	5.50	03/01/2023	3,164,913

83,797	FNMA #374141	7.00	03/01/2004	85,071

1,021,396	FNMA #488341	6.50	04/01/2029	1,064,910

751,925	FNMA #520842	8.00	11/01/2029	819,377

1,857,043	FNMA #545026	6.50	06/01/2016	1,950,296

3,169,999	FNMA #545814	6.50	08/01/2032	3,303,743

1,855,999	FNMA #584829	6.00	05/01/2016	1,933,692

4,000,000	FNMA TBA¤¤	5.00	06/15/2033	4,103,752

9,500,000	FNMA TBA¤¤	4.50	06/15/2018	9,737,500

4,150,000	FNMA TBA¤¤	5.50	07/15/2033	4,286,170

10,000,000	FNMA TBA¤¤	5.00	06/15/2018	10,359,380

				60,119,699

Government National Mortgage Association – 0.82%

71	GNMA #263286	10.00	09/15/2003	72

2,149	GNMA #263418	9.00	01/15/2004	2,161

155,964	GNMA #521705	7.50	11/15/2029	165,925

3,260,110	GNMA #781123	7.00	12/15/2029	3,439,045

				3,607,203

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Student Loan Marketing Association – 0.88%

$3,000,000	SLMA	7.30%	08/01/2012	$3,875,625

Total US Government Agency Securities (Cost $113,427,919)				116,055,260

Real Estate Investment Trust – 0.45%

465,000	Camden Property Trust	5.88	11/30/2012	513,732

385,000	HRPT Properties Trust	6.50	01/15/2013	423,432

460,000	Regency Centers Limited Partners	7.95	01/15/2011	571,809

420,000	Spieker Properties Limited Partners	6.75	01/15/2008	472,900

Total Real Estate Investment Trust (Cost $1,809,701)				1,981,873

US Treasury Securities – 14.70%

US Treasury Bonds – 9.11%

5,205,000	US Treasury Bonds	6.25	08/15/2023	6,516,009

5,215,000	US Treasury Bonds	5.38	02/15/2031	6,059,178

20,500,000	US Treasury Bonds	10.75	08/15/2005	24,669,659

1,750,000	US Treasury Bonds	8.88	08/15/2017	2,693,086

				39,937,932

US Treasury Notes – 5.59%

3,500,000	US Treasury Notes	6.75	05/15/2005	3,867,500

2,250,000	US Treasury Notes	3.38	04/30/2004	2,295,880

2,100,000	US Treasury Notes	2.13	08/31/2004	2,125,019

618,000	US Treasury Notes	1.88	09/30/2004	623,721

8,740,000	US Treasury Notes	2.00	05/15/2006	8,849,250

325,000	US Treasury Notes	2.63	05/15/2008	330,307

6,255,000	US Treasury Notes	3.63	05/15/2013	6,398,184

				24,489,861

Total US Treasury Securities (Cost $62,964,915)				64,427,793

Shares

Short-Term Investment – 6.63%

29,090,892	Wells Fargo Money Market Trust~			29,090,892

Total Short-Term Investments (Cost $29,090,892)				29,090,892

Total Investments in Securities (Cost $445,114,025)*	106.00%	$464,770,289

Other Assets and Liabilities, Net	(6.00)	(26,287,258)

Total Net Assets	100.00%	$438,483,031

@	Foreign bond principal is denominated in U.S. dollars except as indicated parenthetically.
^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable rate securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
¤¤	When issued securities, total cost $28,194,816. See note 2.
(c)	Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the yield based upon the estimated timing of future cash flows as of May 31, 2003.
*	Cost for federal income tax purposes is $448,890,728 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,060,837
Gross Unrealized Depreciation	(181,276)

Net Unrealized Appreciation	$15,879,561

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities – 0.84%

$175,000	Bank One Issuance Trust Series 2002-A3 Class A3	3.59%	05/17/2007	$182,954

320,000	Chase Funding Mortgage Series 2002-2 Class 1A2	3.43	05/25/2017	325,152

88,622	Residential Asset Mortgage Products Incorporated Series 2002-Rs1 Class A12	4.68	07/25/2026	88,730

65,000	Residential Asset Mortgage Products Incorporated Series 2002-Rs5 Class A13	3.72	07/25/2027	66,999

Total Asset Backed Securities (Cost $652,707)				663,835

Collateralized Mortgage Obligations – 2.35%

4,150,000	Bear Stearns Commercial Mortgage Securities Series 2003-T10 Class X2 Interest Only±^(c)	1.44	03/13/2040	299,761

4,016,481	CS First Boston Mortgage Securities Corporation Series 1998-C2 Class Ax Interest Only±(c)	1.19	11/11/2030	168,973

1,960,000	First Union Bank Of America 2001 Series C1 Class 102 Interest Only±^(c)	2.00	03/15/2011	188,067

4,234,417	GMAC Commercial Mortgage Securities Incorporated Series 2002-C1 Class X1 Interest Only±^(c)	0.62	11/15/2039	149,461

4,783,000	Lehman Brothers-UBS Commercial Mortgage Obligation Interest Only±^(c)	0.29	06/01/2033	134,802

5,080,413	Solomon Brothers Mortgage 2002 Key Series 2 Class X1 Interest Only±^(c)	1.45	03/18/2036	364,295

12,473,397	Wachovia Bank Commercial Mortgage Trust 2002 Series C1 Class 101 Interest Only±^(c)	0.39	04/15/2034	362,266

3,718,000	Wachovia Bank Commercial Mortgage Trust 2003 Series C4 Class XP Interest Only±^(c)	1.08	04/15/2035	198,691

Total Collateralized Mortgage Obligations (Cost $1,861,663)				1,866,316

Corporate Bonds & Notes – 57.59%

Agricultural Production Crops – 0.22%

159,000	Chiquita Brands International	10.56	03/15/2009	170,924

Agricultural Production Livestock & Animal Specialized – 0.41%

325,000	Pilgrim’s Pride Corporation	9.63	09/15/2011	326,624

Agricultural Services – 0.16%

125,000	Bunge Limited Finance Corporation^	5.88	05/15/2013	128,566

Amusement And Recreation Services – 0.81%

55,000	Cinemark USA Incorporated^	9.00	02/01/2013	59,124

345,000	Herbst Gaming Incorporated Series B	10.75	09/01/2008	376,913

105,000	Hollywood Entertainment	9.63	03/15/2011	111,825

95,000	Six Flags Incorporated^	9.75	04/15/2013	95,238

				643,100

Apparel & Other Finished Products Made From Fabrics & Similar Materials – 0.28%

255,000	Collins & Aikman Products	10.75	12/31/2011	219,299

Automotive Dealers And Gasoline Service Stations – 0.13%

110,000	Asbury Automotive Group	9.00	06/15/2012	103,399

Building Construction – General Contractors & Operative Builders – 0.53%

105,000	Beazer Homes USA	8.38	04/15/2012	115,237

75,000	Centex Corporation	4.75	01/15/2008	79,354

40,000	Dr Horton Incorporated	8.50	04/15/2012	44,200

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Building Construction-General Contractors & Operative Builders (continued)

$90,000	KB Home	9.50%	02/15/2011	$99,000

70,000	MDC Holdings Incorporated	7.00	12/01/2012	78,786

				416,577

Building Materials, Hardware, Garden Supply, & Mobile Home Dealers – 0.12%

90,000	Associated Materials Incorporated	9.75	04/15/2012	97,649

Business Services – 0.95%

155,000	American Greetings Corporation	11.75	07/15/2008	179,606

35,000	First Data Corporation	5.63	11/01/2011	38,985

65,000	Hanover Equipment Trust 01 Series A	8.50	09/01/2008	66,300

55,000	Hli Operating Company Incorporated^	10.50	06/15/2010	56,375

110,000	K & F Industries Series B	9.63	12/15/2010	117,975

145,000	Sesi LLC	8.88	05/15/2011	153,700

135,000	United Rentals National Incorporated^	10.75	04/15/2008	143,775

				756,716

Chemicals And Allied Products – 3.43%

70,000	Abbott Laboratories	5.63	07/01/2006	77,677

65,000	Airgas Incorporated	9.13	10/01/2011	71,825

160,000	Biovail Corporation	7.88	04/01/2010	170,400

370,000	Chevron Texaco Capital Corporation	3.50	09/17/2007	386,858

60,000	Dow Chemical	6.00	10/01/2012	65,593

315,000	E. I. Du Pont De Nemours	6.88	10/15/2009	383,318

150,000	Equistar Chemical	10.13	09/01/2008	152,250

15,000	Georgia Gulf Corporation	10.38	11/01/2007	16,050

335,000	IMC Global Incorporated Series B	11.25	06/01/2011	371,850

115,000	Lyondell Chemical Company Series B	9.88	05/01/2007	112,988

275,000	MacDermid Incorporated	9.13	07/15/2011	305,250

265,000	Millenium Ameriaca Incorporated	9.25	06/15/2008	286,200

110,000	Om Group Incorporated	9.25	12/15/2011	95,700

70,000	Pfizer Incorporated	5.63	02/01/2006	77,040

95,000	Vicar Operating Incorporated	9.88	12/01/2009	104,975

40,000	Wyeth	5.25	03/15/2013	42,739

				2,720,713

Communications – 7.45%

50,000	Adelphia Communications Series B^^	10.50	07/15/2004	27,500

70,000	Alltel Corporation	6.75	09/15/2005	77,471

15,000	American Media Incorporated^	8.88	01/15/2011	16,200

705,000	AOL Time Warner Incorporated	6.88	05/01/2012	800,573

65,000	AT & T Corporation	7.80	11/15/2011	74,744

170,000	AT&T Wireless Services Incorporated	7.88	03/01/2011	201,613

300,000	Avaya Incorporated	11.13	04/01/2009	327,000

90,000	Bellsouth Corporation	6.00	10/15/2011	103,498

300,000	Charter Communications Holdings LLC	8.63	04/01/2009	216,000

67,000	Citizens Communications	7.00	11/01/2025	74,221

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Communications (continued)

$65,000	Clear Channel Communications	7.65%	09/15/2010	$78,699

295,000	Comcast Corporation	7.05	03/15/2033	332,698

130,000	Corus Entertainment Incorporated	8.75	03/01/2012	137,800

170,000	Cox Communications Incorporated	7.75	11/01/2010	208,652

225,000	Crown Castle International Corporation	10.75	08/01/2011	236,250

600,000	CSC Holdings Incorporated	10.50	05/15/2016	667,500

55,000	Entercom Radio	7.63	03/01/2014	59,400

90,000	Entravision Communications Corporation	8.13	03/15/2009	93,150

230,000	Gannett Company Incorporation	5.50	04/01/2007	255,306

145,000	GTE Florida Incorporation Series E	6.86	02/01/2028	165,843

215,000	Mediacom LLC	9.50	01/15/2013	225,750

250,000	Nextel Communications	9.38	11/15/2009	268,125

300,000	Rogers Wireless Communication	8.80	10/01/2007	304,500

90,000	SBC Communications Incorporated	5.88	08/15/2012	102,413

105,000	Sinclair Broadcast Group	8.75	12/15/2011	114,319

180,000	Sprint Capital Corporation	6.90	05/01/2019	179,778

300,000	Verizon Global Funding Corporation	7.38	09/01/2012	367,094

45,000	Vivendi Universal^	9.25	04/15/2010	51,130

123,000	Voicestream Wireless Corporation	10.38	11/15/2009	138,990

				5,906,217

Depository Institutions – 3.83%

120,000	B B & T Corporation	4.75	10/01/2012	126,555

225,000	Bank Of America Corporation	7.80	09/15/2016	293,253

85,000	Bank One Corporation	7.75	07/15/2025	109,663

335,000	Bank One Corporation	7.63	08/01/2005	376,364

75,000	Banknorth Group	3.75	05/01/2008	76,808

90,000	Citigroup Incorporated	6.63	06/15/2032	105,623

100,000	First Tennessee National Corporation	4.50	05/15/2013	102,599

155,000	First Union Corporation	6.63	03/15/2005	168,273

50,000	FleetBoston Financial Corporation	3.85	02/15/2008	52,147

115,000	Golden West Financial Corporation	4.75	10/01/2012	121,404

140,000	JP Morgan Chase & Company	5.25	05/30/2007	153,470

215,000	JP Morgan Chase & Company	5.75	01/02/2013	235,119

160,000	Marshall & Isely Bank	4.13	09/04/2007	168,302

170,000	National City Bank Of Indiana BKN Series T	4.88	07/20/2007	183,508

75,000	Popular North America Incorporated	4.25	04/01/2008	78,559

15,000	Regions Financial Corporation	6.38	05/15/2012	17,550

235,000	US Bancorp MTN Series N	3.95	08/23/2007	248,491

135,000	Washington Mutual Bank FA	6.88	06/15/2011	161,218

245,000	Western Financial Bank	9.63	05/15/2012	254,800

				3,033,706

Eating And Drinking Places – 0.08%

55,000	Yumi Brands Incorporated	8.88	04/15/2011	62,974

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Electric, Gas, And Sanitary Services – 4.31%

$18,000	AES Corporation	8.88%	02/15/2011	$16,560

85,000	Alabama Power Company Series Q	5.50	10/15/2017	95,356

315,000	Allied Waste North America Series B	8.88	04/01/2008	334,688

70,000	American Electric Power Company Series A	6.13	05/15/2006	76,115

120,000	Amkor Technology Incorporated	9.25	02/15/2008	124,800

190,000	BRL Universal Equipment	8.88	02/15/2008	204,725

45,000	Casella Waste Systems^	9.75	02/01/2013	47,250

80,000	Cincinnati Gas & Electric Company	5.70	09/15/2012	88,840

110,000	Commonwealth Edison Series 9	3.70	02/01/2008	114,421

70,000	Constellation Energy Group Incorporated	6.13	09/01/2009	79,142

65,000	Constellation Energy Group Incorporated	7.60	04/01/2032	81,175

180,000	Dominion Resources Incorporated	6.75	12/15/2032	205,938

335,000	El Paso Energy Partners Series B	8.50	06/01/2011	356,775

105,000	Florida Power & Light	4.85	02/01/2013	112,547

135,000	Lesi Corporation	10.25	06/15/2012	141,075

75,000	Key Energy Services Incorporated Series C	8.38	03/01/2008	80,250

95,000	Keyspan Corporation	7.63	11/15/2010	118,012

110,000	Midamerican Energy Company MTN	5.13	01/15/2013	118,426

115,000	National Waterworks Incorporated^	10.50	12/01/2012	128,225

65,000	Pepco Holdings Incorporated	7.45	08/15/2032	79,870

70,000	Progress Energy Incorporated	7.00	10/30/2031	80,951

170,000	PSEG Power	6.95	06/01/2012	197,760

70,000	Republic Services Incorporated	6.63	05/15/2004	72,880

130,000	Synagro Technologies Incorporated	9.50	04/01/2009	139,100

200,000	Waste Management Incorporated	7.38	08/01/2010	239,594

70,000	Wisconsin Energy Corporation	5.50	12/01/2008	78,521

				3,412,996

Electronic And Other Electrical Equipment & Components, Except Computer Equipment – 1.85%

130,000	Calpine Corporation	8.63	08/15/2010	88,075

250,000	Fairchild Semiconductor	10.50	02/01/2009	278,750

170,000	General Electric Company	5.00	02/01/2013	181,562

220,000	On Semiconductor Corporation	12.00	05/15/2008	213,400

75,000	On-cor Electric Delivery	7.00	05/01/2032	88,731

200,000	Sanmina – Sci Corporation^	10.38	01/15/2010	222,000

120,000	Solectron Corporation	9.63	02/15/2009	129,000

90,000	Stoneridge Incorporated	11.50	05/01/2012	98,100

140,000	WPS Resources Corporation	7.00	11/01/2009	168,413

				1,468,031

Fabricated Metal Products, Except Machinery And Transportation Equipment – 0.49%

115,000	Intermet Corporation	9.75	06/15/2009	107,525

200,000	Lockheed Martin Corporation	8.50	12/01/2029	281,017

				388,542

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Financial Services – 0.53%

$85,000	Capital One Bank	4.88%	05/15/2008	$85,921

200,000	Countrywide Home Loan	3.25	05/21/2008	202,052

130,000	Interline Brands Incorporated^	11.50	05/15/2011	133,250

				421,223

Food And Kindred Products – 2.05%

270,000	Anheuser-Busch Companies Incorporated	9.00	12/01/2009	361,857

50,000	Coca-Cola Enterprises	6.95	11/15/2026	61,854

185,000	Conagra Foods Incorporated	6.75	09/15/2011	219,114

150,000	Constellation Brands Incorporated	8.63	08/01/2006	160,500

125,000	General Mills Incorporated	6.00	02/15/2012	142,710

75,000	Kellogg Company Series B	6.00	04/01/2006	82,940

455,000	Land O Lakes Incorporated	8.75	11/15/2011	341,250

65,000	Pepsi Bottling Group Incorporated Series B	7.00	03/01/2029	81,383

95,000	Swift & Company^	10.13	10/01/2009	93,575

70,000	Tyson Foods Incorporated	8.25	10/01/2011	81,206

				1,626,389

Food Stores – 1.27%

75,000	Albertsons Incorporated	7.45	08/01/2029	90,849

355,000	Ingles Markets Incorporated	8.88	12/01/2011	358,550

195,000	Kroger Company	8.05	02/01/2010	239,353

350,000	Marsh Supermarket Incorporated Series B	8.88	08/01/2007	320,250

				1,009,002

Forestry – 0.15%

105,000	Weyerhaeuser Corporation	5.95	11/01/2008	117,293

General Merchandise Stores – 1.08%

70,000	Federated Department Stores	6.63	04/01/2011	81,379

65,000	May Department Stores Company	8.00	07/15/2012	80,537

45,000	Remington Arms Company^	10.50	02/01/2011	45,113

300,000	Target Corporation	5.50	04/01/2007	331,791

120,000	Wal-Mart Incorporated	7.55	02/15/2030	163,263

130,000	Wal-Mart Incorporated	6.88	08/10/2009	157,139

				859,222

Health Services – 1.03%

140,000	Anthem Incorporated	6.80	08/01/2012	164,680

265,000	HCA Incorporated	8.75	09/01/2010	312,766

40,000	Medex Incorporated^	8.88	05/15/2013	41,000

120,000	Rotech Healthcare Incorporated	9.50	04/01/2012	118,800

95,000	Sybron Dental Specialties	8.13	06/15/2012	98,800

75,000	Unitedhealth Group Incorporated	4.88	04/01/2013	79,969

				816,015

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Holding And Other Investment Offices – 2.56%

$345,000	American Achievement Corporation Series B	11.63%	01/01/2007	$373,031

340,000	Athena Neuro Finance LLC	7.25	02/21/2008	273,700

385,000	Capital One Financial	8.75	02/01/2007	431,027

110,000	Dura Operating Corporation Series B	8.63	04/15/2012	110,000

40,000	Felcor Lodging Limited Partners	9.50	09/15/2008	39,800

355,000	Istar Financial Incorporated	8.75	08/15/2008	384,288

90,000	Johnsondiversey Incorporated Series B	9.63	05/15/2012	99,900

200,000	RFS Partnership LP	9.75	03/01/2012	203,000

105,000	Ventas Reality LP Capital Corporation	9.00	05/01/2012	113,925

				2,028,671

Home Furniture, Furnishings, And Equipment Stores – 0.12%

95,000	Von Hoffman Corporation	10.25	03/15/2009	97,850

Hotels, Rooming Houses, Camps, & Other Lodge Places – 1.56%

110,000	Boyd Gaming Corporation^	7.75	12/15/2012	113,025

200,000	Host Marriott LP Series G	9.25	10/01/2007	210,500

100,000	Host Marriott LP Series I	9.50	01/15/2007	106,000

260,000	Park Place Entertainment Corporation	9.38	02/15/2007	282,750

75,000	Park Place Entertainment Corporation	8.13	05/15/2011	79,313

250,000	Station Casinos Incorporated	8.88	12/01/2008	260,000

50,000	Station Casinos Incorporated	9.88	07/01/2010	54,875

120,000	Venetian Casino/Las Vegas Sands	11.00	06/15/2010	131,250

				1,237,713

Industrial & Commercial Machinery & Computer Equipment – 1.25%

295,000	Agco Corporation	9.50	05/01/2008	319,337

135,000	Briggs & Stratton Corporation	8.88	03/15/2011	153,900

45,000	Cummins Incorporated^	9.50	12/01/2010	48,488

95,000	IBM Corporation	6.50	01/15/2028	113,371

215,000	International Game Technology	8.38	05/15/2009	258,538

90,000	Joy Global Incorporated Series B	8.75	03/15/2012	98,325

				991,959

Insurance Agents, Brokers And Service – 0.74%

250,000	AMBAC Financial Group Incorporated	9.38	08/01/2011	336,232

85,000	Fund American Companies Incorporated	5.88	05/15/2013	88,750

75,000	Prudential Financial Incorporated Series Mtn	3.75	05/01/2008	77,046

75,000	Travelers Property Casualty	6.38	03/15/2033	84,075

				586,103

Insurance Carriers – 0.96%

135,000	Aegon NV	4.75	06/01/2013	137,360

75,000	Allstate Corporation	6.13	12/15/2032	84,170

75,000	American International Group MTN Series F	2.85	12/01/2005	76,608

75,000	Fidelity National Financial	5.25	03/15/2013	78,071

75,000	Markel Corporation	6.80	02/15/2013	82,647

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Insurance Carriers (continued)

$75,000	Metlife Incorporated	5.38%	12/15/2012	$81,957

120,000	Nationwide CSN Trust^	9.88	02/15/2025	140,170

75,000	Safeco Corporation	4.88	02/01/2010	79,751

				760,734

Lumber & Wood Products, Except Furniture – 0.17%

60,000	Louisiana Pacific Corporation	8.50	08/15/2005	64,200

65,000	Louisiana Pacific Corporation	10.88	11/15/2008	72,638

				136,838

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 0.71%

105,000	Hanger Orthopedic Group	10.38	02/15/2009	114,450

110,000	Perkinelmer Incorporated^	8.88	01/15/2013	118,800

285,000	Raytheon Company	6.75	08/15/2007	327,099

				560,349

Metal Mining – 0.58%

70,000	Alcoa Incorporated	5.38	01/15/2013	76,622

75,000	BHP Billton Finance USA Limited	4.80	04/15/2013	79,064

300,000	Century Aluminum Company	11.75	04/15/2008	306,000

				461,686

Mining & Quarrying Of Nonmetallic Minerals, Except Fuels – 0.28%

200,000	Compass Minerals Group	10.00	08/15/2011	221,000

Miscellaneous Manufacturing Industries – 0.49%

105,000	SPX Corporation	7.50	01/01/2013	110,513

285,000	Steinway Musical Instruments	8.75	04/15/2011	279,300

				389,813

Miscellaneous Retail – 0.11%

60,000	Amerigas Partners/Eagle Finance Series B	8.88	05/20/2011	64,500

20,000	Rent-A-Center Incorporated^	7.50	05/01/2010	20,450

				84,950

Non-Depository Credit Institutions – 5.03%

135,000	American Express Credit	3.00	05/16/2008	135,804

250,000	American General Finance MTN Series H	4.50	11/15/2007	266,721

160,000	Boeing Capital Corporation	6.10	03/01/2011	174,530

240,000	Caterpillar Financial Service Corporation	5.95	05/01/2006	265,671

75,000	CIT Group Incorporated	5.50	11/30/2007	81,731

75,000	Credit Suisse First Boston USA Incorporated	4.63	01/15/2008	80,039

650,000	Ford Motor Credit Company	5.80	01/12/2009	640,551

280,000	General Electric Capital Corporation MTN Series A	6.88	11/15/2010	335,703

70,000	General Electric Capital Corporation MTN Series A	6.75	03/15/2032	83,833

420,000	General Motors Acceptance Corporation	7.75	01/19/2010	459,711

255,000	Household Finance Corporation	8.00	07/15/2010	315,781

75,000	International Lease Finance Corporation	5.75	02/15/2007	81,220

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Non-Depository Credit Institutions (continued)

$205,000	John Deere Capital Corporation	7.00%	03/15/2012	$245,477

185,000	Mellon Funding Corporation	4.88	06/15/2007	200,117

100,000	Sears Discover Credit Corporation MTN Series 2	9.14	03/13/2012	114,675

155,000	SLM Corporation MTN	5.13	08/27/2012	166,974

250,000	Technical Olympic USA Incorporated	9.00	07/01/2010	260,000

80,000	Toyota Motor Credit Corporation MTN	2.80	01/18/2006	82,132

				3,990,670

Oil And Gas Extraction – 1.53%

65,000	Anadarko Petroleum Corporation	7.20	03/15/2029	80,541

115,000	Burlington Resources Finance	7.40	12/01/2031	147,655

60,000	Chesapeake Energy Corporation	8.13	04/01/2011	63,600

135,000	Conocophillips	8.75	05/25/2010	175,215

100,000	Nexen Incorporated	7.88	03/15/2032	126,157

105,000	Pemex Project Funding Master Trust	9.13	10/13/2010	128,231

175,000	Pioneer Natural Resource Company	9.63	04/01/2010	215,458

110,000	Seacor Smit Incorporation	5.88	10/01/2012	120,045

90,000	Vintage Petroleum Incorporated	8.25	05/01/2012	97,200

45,000	XTO Energy Incorporated^	6.25	04/15/2013	46,913

10,000	XTO Energy Incorporated	7.50	04/15/2012	11,025

				1,212,040

Paper And Allied Products – 1.42%

210,000	Appleton Papers Incorporated Series B	12.50	12/15/2008	235,725

85,000	Georgia-Pacific Corporation^	9.38	02/01/2013	90,100

90,000	Graphic Packaging Corporation	8.63	02/15/2012	93,825

65,000	International Paper Company	6.75	09/01/2011	76,046

90,000	Plastipak Holdings Incorporated	10.75	09/01/2011	96,525

170,000	Potlatch Corporation	10.00	07/15/2011	184,025

220,000	Trimas Corporation	9.88	06/15/2012	222,200

100,000	Westvaco Corporation	8.20	01/15/2030	125,643

				1,124,089

Personal Services – 0.44%

325,000	Coinmach Corporation	9.00	02/01/2010	349,375

Petroleum Refining And Related Industries – 0.45%

80,000	Occidental Petroleum	8.45	02/15/2029	112,398

133,000	Pennzoil-Quaker State Company	10.00	11/01/2008	164,031

90,000	Tesoro Petroleum Corporation	9.63	04/01/2012	81,000

				357,429

Pipelines, Except Natural Gas – 0.16%

105,000	Kinder Morgan Energy Partners	6.75	03/15/2011	122,976

Primary Metal Industries – 0.41%

310,000	Russel Metals Incorporated UNI Series T	10.00	06/01/2009	327,050

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Printing, Publishing, And Allied Industries – 1.29%

$10,000	Garden State Newspaper Incorporated Series B	8.75%	10/01/2009	$10,224

250,000	Garden State Newspapers Incorporated	8.63	07/01/2011	256,250

45,000	Houghton Mifflin Company^	9.88	02/01/2013	48,319

230,000	Mail-Well I Corporation	9.63	03/15/2012	235,750

55,000	RR Donnelley Financial Corporation I^	8.88	12/15/2010	59,950

130,000	Viacom Incorporated	7.75	06/01/2005	145,243

200,000	Viacom Incorporated	7.88	07/30/2030	269,366

				1,025,102

Railroad Transportation – 1.33%

70,000	Burlington North Santa Fe	6.38	12/15/2005	77,682

155,000	Canadian National Railways	6.38	10/15/2011	180,917

60,000	CSX Corporation	8.63	05/15/2022	81,025

270,000	Kansas City Southern	9.50	10/01/2008	288,900

220,000	TFM SA DE CV	12.50	06/15/2012	236,500

160,000	Union Pacific Corporation	6.50	04/15/2012	187,548

				1,052,572

Real Estate – 0.98%

65,000	Archstone-Smith Trust	8.20	07/03/2005	72,255

75,000	Camden Property Trust	5.88	11/30/2012	82,860

90,000	Corrections Corporation Of America	9.88	05/01/2009	99,675

70,000	ERP Operating LP	7.10	06/23/2004	73,753

75,000	HRPT Properties Trust	6.50	01/15/2013	82,487

345,000	Senior Housing Trust	8.63	01/15/2012	365,700

				776,730

Rubber And Miscellaneous Plastics Products – 0.11%

105,000	Foamex LP/Capital Corporation	10.75	04/01/2009	84,000

Security And Commodity Brokers, Dealers, Exchanges & Services – 1.15%

320,000	Bear Sterns Company Incorporated	6.50	05/01/2006	360,119

220,000	Goldman Sachs Group Incorporated	6.13	02/15/2033	236,938

65,000	Jefferies Group Incorporated	7.75	03/15/2012	71,966

205,000	Morgan Stanley	6.75	04/15/2011	241,388

				910,411

Stone, Clay, Glass, And Concrete Products – 0.01%

10,000	Owens Illinois Incorporated	7.85	05/15/2004	10,400

Transportation By Air – 0.10%

70,000	Petroleum Helicopters Series B	9.38	05/01/2009	77,000

Transportation Equipment – 1.21%

165,000	Daimlerchrysler N.A. Holding	7.20	09/01/2009	191,456

165,000	Dana Corporation	9.00	08/15/2011	172,425

65,000	Dana Corporation	10.13	03/15/2010	70,850

65,000	Northrop Grumman Corporation	7.13	02/15/2011	78,754

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Transportation Equipment (continued)

$115,000	Rexnord Corporation^	10.13%	12/15/2012	$125,350

305,000	Sequa Corporation Series B	8.88	04/01/2008	317,200

				956,035

Transportation Services – 0.13%

85,000	General Dynamics Corporation	3.00	05/15/2008	86,055

20,000	Titan Corporation^	8.00	05/15/2011	20,550

				106,605

Wholesale Trade-Durable Goods – 0.85%

185,000	Jorgensen Earle M Company	9.75	06/01/2012	192,400

145,000	Omnicare Incorporation Series B	8.13	03/15/2011	156,963

295,000	Ownes & Minor Incorporated	8.50	07/15/2011	321,550

				670,913

Wholesale Trade Non-Durable Goods – 0.31%

150,000	Amerisourcebergen Corporation	8.13	09/01/2008	162,000

75,000	Unilever Capital Corporation	6.88	11/01/2005	83,996

				245,996

Total Corporate Bonds & Notes (Cost $43,011,818)				45,662,236

Foreign Bonds – 17.09%@

195,000	Asian Development Bank	6.75	06/11/2007	229,577

35,000	Barclays Bank PLC	7.40	12/15/2009	43,479

305,000	BP Canada Finance	3.63	01/15/2009	319,210

70,000	British Columbia Province	5.38	10/29/2008	79,300

290,000	British Telecommunications PLC	8.38	12/15/2010	364,224

1,650,000	Bunders Republic Deutschland	4.50	01/04/2013	2,060,559

350,000	Canada Government	6.38	11/30/2004	376,946

295,000	Colt Telecom Group PLC (Euro)	7.63	12/15/2009	270,629

225,000	Deutsche Telekom International Finance (Euro)	8.75	06/15/2030	291,079

75,000	Diageo Capital PLC	6.63	06/24/2004	79,173

275,000	European Investment Bank Series DTC	4.88	09/06/2006	299,337

300,000	Flextronics International Limited (Euro)	9.75	07/01/2010	370,484

240,000	France Telecommunications	9.25	03/01/2011	300,139

75,000	Globe Telecom	9.75	04/15/2012	80,625

135,000	HSBC Holding Corporation	7.50	07/15/2009	164,748

185,000	Huntsman International LLC (Euro)	10.13	07/01/2009	193,651

80,000	Inter-American Development Bank	4.38	09/20/2012	85,801

250,000	Inter-American Development Bank EMT Series N	4.00	01/18/2005	260,625

280,000	International Bank For Reconstruction & Development	4.00	01/10/2005	291,898

205,000	Intrawest Corporation	10.50	02/01/2010	219,350

310,000	Malaysia	8.75	06/01/2009	398,753

60,000	Manitoba Province Series EM	7.50	02/22/2010	76,210

60,000	Methanex Corporation	8.75	08/15/2012	66,600

155,000	National Westminster Bank	7.38	10/01/2009	191,479

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Foreign Bonds (continued)

$1,750,000	New Zealand Government Series 1111 (Nzd)	6.00%	11/15/2011	$1,055,604

130,000	Norske Skog Canada	8.63	06/15/2011	133,250

295,000	Ontario Province	5.50	10/01/2008	335,952

315,000	People’s Republic Of China	7.30	12/15/2008	383,371

170,000	Poland	7.13	07/01/2004	179,563

295,000	Quebec Province	5.75	02/15/2009	337,945

70,000	Republic Of Finland	7.88	07/28/2004	75,391

105,000	Republic Of Italy	6.88	09/27/2023	135,125

135,000	Republic Of Italy	3.63	09/14/2007	142,290

290,000	Republic Of Poland	6.25	07/03/2012	337,850

310,000	Republic Of South Africa	9.13	05/19/2009	392,925

225,000	Teekay Shipping Corporation	8.88	07/15/2011	246,375

75,000	Tembec Industries Incorporated	8.63	06/30/2009	74,250

250,000	Tm Group Holdings	11.00	05/15/2008	257,500

105,000	Triton Energy Limited	8.88	10/01/2007	117,823

600,000	UK Treasury Bonds (British Pound)	5.00	03/07/2008	1,036,387

250,000	United Mexican States	8.63	03/12/2008	300,625

300,000	United Mexican States MTN	6.38	01/16/2013	322,800

150,000	Vodafone Airtouch PLC	7.75	02/15/2010	185,412

275,000	Western Oil Sands Incorporated	8.38	05/01/2012	297,000

60,000	World Bank	7.63	01/19/2023	83,716

Total Foreign Bonds (Cost $12,583,593)				13,545,030

US Government Agency Securities – 16.22%

Federal Farm Credit Bank – 0.19%

145,000	FFCB	2.13	08/15/2005	146,935

Federal Home Loan Bank – 0.19%

145,000	FHLB Series 392	2.50	03/15/2006	148,081

Federal Home Loan Mortgage Corporation – 2.23%

290,000	FHLMC	5.75	03/15/2009	336,673

145,000	FHLMC	4.50	01/15/2013	154,694

14,338	FHLMC #C00922	8.00	02/01/2030	15,443

229,196	FHLMC #C01187	7.50	05/01/2031	243,650

173,105	FHLMC #C01345	7.00	04/01/2032	181,593

555,261	FHLMC #C01444	6.00	01/01/2033	575,670

147,065	FHLMC #C59553	7.50	11/01/2031	156,348

103,405	FHLMC #C61720	6.00	12/01/2031	107,206

				1,771,277

Federal National Mortgage Association – 10.03%

110,000	FNMA	7.13	01/15/2030	147,136

330,000	FNMA	6.00	05/15/2011	389,926

295,000	FNMA	5.25	04/15/2007	329,521

235,662	FNMA #254311A	6.50	05/01/2032	245,605

447,674	FNMA #254372	6.00	07/01/2017	466,431

196,492	FNMA #254688	5.50	03/01/2023	204,188

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Federal National Mortgage Association (continued)

$339,261	FNMA #411023	6.50%	03/01/2013	$357,134

236,747	FNMA #486852	6.50	03/01/2029	246,904

194,990	FNMA #545026	6.50	06/01/2016	204,781

640,340	FNMA #545814	6.50	08/01/2032	667,356

127,913	FNMA #584829	6.00	05/01/2016	133,268

163,784	FNMA #607067	6.00	11/01/2016	170,640

329,181	FNMA #617707	6.00	05/01/2032	342,072

154,974	FNMA #625185	6.50	02/01/2032	161,516

350,000	FNMA TBA¤	5.00	06/15/2018	361,922

595,000	FNMA TBA¤	5.00	06/15/2018	616,383

560,000	FNMA TBA¤	4.50	06/15/2018	574,000

465,000	FNMA TBA¤	5.00	06/15/2033	477,061

1,510,000	FNMA TBA¤	5.50	06/15/2033	1,565,681

280,000	FNMA TBA¤	5.50	07/15/2033	289,187

				7,950,712

Government National Mortgage Association – 2.45%

69,085	GNMA #3041	7.50	02/20/2031	73,016

167,437	GNMA #3108	7.00	07/20/2031	175,748

295,207	GNMA #486958	6.50	02/15/2029	309,874

32,429	GNMA #509956	7.00	06/15/2029	34,192

25,292	GNMA #516121	7.50	12/15/2029	26,907

372,908	GNMA #550871	6.50	09/15/2031	391,010

222,704	GNMA #563382	7.00	11/15/2031	234,663

410,000	GNMA #592752	6.00	05/15/2033	429,647

253,735	GNMA #781123	7.00	12/15/2029	267,661

				1,942,718

Student Loan Marketing Association – 0.89%

690,000	SLMA	3.38	07/15/2004	706,490

Tennessee Valley Authority – 0.24%

150,000	TVA Series E	6.75	11/01/2025	190,556

Total US Government Agency Securities (Cost $12,563,602)				12,856,769

US Treasury Securities – 3.18%

US Treasury Bonds – 0.38%

170,000	US Treasury Bonds	8.00	11/15/2021	250,963

40,000	US Treasury Bonds	6.25	08/15/2023	50,074

				301,037

US Treasury Notes – 2.80%

80,000	US Treasury Notes	6.50	08/15/2005	88,944

335,000	US Treasury Notes	3.50	11/15/2006	354,550

350,000	US Treasury Notes	3.00	02/29/2004	354,853

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INCOME PLUS FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

US Treasury Notes (continued)

$150,000	US Treasury Notes	2.00%	05/15/2006	$151,875

1,240,000	US Treasury Notes	3.63	05/15/2013	1,268,385

				2,218,607

Total US Treasury Securities (Cost $2,459,539)				2,519,644

Shares

Short-Term Investment – 7.08%

5,609,537	Wells Fargo Money Market Trust~			5,609,537

Total Short-Term Investment (Cost $5,609,537)				5,609,537

Total Investments in Securities (Cost $78,742,459)*	104.35%	$82,723,367

Other Assets and Liabilities, Net	(4.35)	(3,446,752)

Total Net Assets	100.00%	$79,276,615

@	Foreign bond principal is denominated in U.S. dollars except as indicated parenthetically.
^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
^^	This security is currently in default.
±	Variable rate securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
¤	When issued securities, total cost $3,845,241.
(c)	Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the yield based upon the estimated timing of future cash flows as of May 31, 2003.
*	Cost for federal income tax purposes is $79,016,701 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,275,649
Gross Unrealized Depreciation	(568,983)

Net Unrealized Appreciation	$3,706,666

The accompanying notes are an integral part of these financial statements.

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INFLATION-PROTECTED BOND FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – 1.29%

$600,000	Bear Stearns Commercial Mortgage Securities Series 2003-T10 Class X2 Interest Only±^(c)	1.44%	03/13/2040	$43,339

917,920	CS First Boston Mortgage Securities Corporation Series 1998-C2 Class Ax Interest Only±(c)	1.19	11/11/2030	38,617

255,000	First Union Bank Of America Series 2001 C1 102 Interest Only±^(c)	2.00	03/15/2011	24,468

1,015,865	GMAC Commercial Mortgage Securities Incorporated Series 2002-C1 Class X1 Interest Only±^(c)	0.62	11/15/2039	35,857

1,230,000	Lehman Brothers-UBS Commercial Mortgage Obligation Interest Only±^(c)	0.29	06/01/2033	34,666

545,215	Solomon Brothers Mortgage Securities Series 2002 Key2 Class X1 Interest Only±^(c)	1.45	03/18/2036	39,095

1,336,435	Wachovia Bank Commercial Mortgage Trust Series 2002-C1 Class 101 Interest Only±^(c)	0.39	04/15/2034	38,814

465,000	Wachovia Bank Commercial Mortgage Trust Series 2002-C4 Class Xp Interest Only±^(c)	1.26	04/15/2035	24,850

Total Collateralized Mortgage Obligations (Cost $279,098)				279,706

US Treasury Securities – 90.16%

US Inflation Index Bonds – 28.90%

765,000	US Treasury Bonds – inflation protected//	3.63	04/15/2028	1,089,307

3,550,000	US Treasury Bonds – inflation protected//	3.88	04/15/2029	5,210,792

				6,300,099

US Inflation Index Notes – 61.26%

2,225,000	US Treasury Notes – inflation protected//	3.38	01/15/2007	2,839,045

4,235,000	US Treasury Notes – inflation protected//	4.25	01/15/2010	5,468,296

2,930,000	US Treasury Notes – inflation protected//	3.50	01/15/2011	3,533,162

1,330,000	US Treasury Notes – inflation protected//	3.00	07/15/2012	1,512,425

				13,352,928

Total US Treasury Securities (Cost $19,300,435)				19,653,027

Shares

Short-Term Investment – 4.03%

879,187	Wells Fargo Money Market Trust~			879,187

Total Short-Term Investment (Cost $879,187)				879,187

Total Investments in Securities (Cost $20,458,720)*	95.48%	$20,811,920

Other Assets and Liabilities, Net	4.52	986,281

Total Net Assets	100.00%	$21,798,201

^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable rate securities.
//	U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
(c)	Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the yield based upon the estimated timing of future cash flows as of May 31, 2003.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$431,268
Gross Unrealized Depreciation	(78,068)

Net Unrealized Appreciation	$353,200

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INTERMEDIATE GOVERNMENT INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities – 0.50%

$3,875,000	Providian Gateway Master Trust Series B Class A±^	1.61%	04/15/2009	$3,882,731

Total Asset Backed Securities (Cost $3,869,414)				3,882,731

Collateralized Mortgage Obligations – 2.16%

45,656,000	Bear Stearns Commercial Mortgage Securities Series T10 Class X2 Interest Only±^(c)	1.44	03/13/2040	3,297,801

44,199,931	CS First Boston Mortgage Securities Corporation Series C2 Class Ax Interest Only±(c)	1.19	11/11/2030	1,859,491

28,621,777	First Union Bank Of America Series 2001 C1 Class Io2 Interest Only±^(c)	2.00	03/15/2011	2,746,331

63,513,825	GMAC Commercial Mortgage Securities Incorporated Series 2002-C1 Class X1 Interest Only±^(c)	0.62	11/15/2039	2,241,828

53,021,000	Lehman Brothers-UBS Commercial Mortgage Obligation Interest Only±^(c )	0.29	06/01/2033	1,494,317

42,888,597	Solomon Brothers Mortgage Securities Vii Series Key2 Class X1 144A Interest Only±^(c)	1.45	03/18/2036	3,075,357

74,741,357	Wachovia Bank Commercial Mortgage Trust Series C1 Class IOI Interest Only±^(c)	0.39	04/15/2034	2,170,722

Total Collateralized Mortgage Obligations (Cost $16,820,460)				16,885,847

US Government Agency Securities – 60.13%

Federal Home Loan Bank – 11.03%

3,000,000	FHLB MTN	6.32	06/28/2005	3,296,253

30,000,000	FHLB Series 3WO8	5.50	08/15/2008	34,159,470

20,000,000	FHLB Series 8K05	7.25	05/13/2005	22,272,380

7,000,000	FHLB Series DV11	6.44	12/12/2011	8,518,993

1,000,000	FHLB Series EY05	6.15	11/28/2005	1,111,885

4,000,000	FHLB Series K805	6.50	11/15/2005	4,477,048

1,000,000	FHLB Series LL05	7.32	04/21/2005	1,111,157

10,000,000	FHLB Series TD06	6.50	11/15/2006	11,502,880

				86,450,066

Federal Home Loan Mortgage Corporation – 15.55%

5,000,000	FHLMC	7.10	04/10/2007	5,929,455

8,000,000	FHLMC	6.63	09/15/2009	9,689,448

30,000,000	FHLMC	6.38	11/15/2003	30,704,340

10,000,000	FHLMC	5.75	01/15/2012	11,667,580

4,000,000	FHLMC	8.07	01/27/2005	4,442,616

6,294,714	FHLMC #C01345	7.00	04/01/2032	6,603,379

15,941,361	FHLMC #C01444	6.00	01/01/2033	16,527,290

3,946,706	FHLMC #C22339	6.50	02/01/2029	4,108,584

1,732,354	FHLMC #C31808	7.50	10/01/2029	1,842,641

4,140,420	FHLMC #C59553	7.50	11/01/2031	4,401,768

7,651,998	FHLMC #C65086	7.50	03/01/2032	8,135,053

5,902,697	FHLMC #C65576	7.50	04/01/2032	6,275,322

182,678	FHLMC #E00228	6.50	07/01/2008	192,462

10,482,652	FHLMC #E00659	6.00	04/01/2014	10,904,108

346,614	FHLMC #G00683	8.50	12/01/2025	376,755

				121,800,802

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INTERMEDIATE GOVERNMENT INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Federal National Mortgage Association – 29.27%

$8,500,000	FNMA	7.13%	02/15/2005	$9,326,923

17,000,000	FNMA	6.63	10/15/2007	20,039,430

143,334	FNMA #190705	6.50	03/01/2009	151,601

211,268	FNMA #250410	7.50	12/01/2025	225,849

527,120	FNMA #252260	6.00	01/01/2014	550,453

2,500,551	FNMA #253057	8.00	12/01/2029	2,713,055

852,325	FNMA #253266	8.00	05/01/2030	921,973

5,318,511	FNMA #254190	5.50	02/01/2009	5,501,025

4,362,435	FNMA #254218	7.00	02/01/2032	4,595,505

1,777,273	FNMA #254223	7.50	02/01/2032	1,889,480

9,077,300	FNMA #254372	6.00	06/01/2017	9,457,617

14,497,710	FNMA #254634	5.50	02/01/2023	15,065,505

6,877,235	FNMA #254688	5.50	03/01/2023	7,146,578

1,160,960	FNMA #417768	6.50	03/01/2028	1,210,766

3,611,397	FNMA #429182	6.50	05/01/2028	3,766,327

1,437,833	FNMA #486852	6.50	03/01/2029	1,499,516

1,503,851	FNMA #520842	8.00	11/01/2029	1,638,754

1,392,783	FNMA #545026	6.50	06/01/2016	1,462,722

13,171,347	FNMA #545814	6.50	08/01/2032	13,727,050

3,602,142	FNMA #584829	6.00	05/01/2016	3,752,931

4,204,775	FNMA #607067	6.00	11/01/2016	4,380,790

11,756,456	FNMA #617707	6.00	05/01/2032	12,216,860

8,158,914	FNMA #672952	5.50	12/01/2017	8,474,144

994,222	FNMA #70765	9.00	03/01/2021	1,109,676

3,000,000	FNMA #254805	5.00	06/01/2013	3,133,320

9,440,000	FNMA¤	5.00	06/15/2018	9,761,545

16,270,000	FNMA TBA¤	4.50	06/15/2018	16,676,750

11,800,000	FNMA TBA¤	5.00	05/14/2033	12,106,068

15,665,000	FNMA TBA¤	5.00	06/15/2018	16,227,970

7,500,000	FNMA TBA¤	5.50	07/15/2033	7,746,090

31,680,000	FNMA TBA¤	5.50	06/01/2032	32,848,200

				229,324,472

Government National Mortgage Association – 4.14%

162,044	GNMA #1580	10.00	03/20/2021	186,201

2,966,205	GNMA #158794	7.00	09/15/2028	3,129,836

124,138	GNMA #1616	10.00	05/20/2021	142,644

79,555	GNMA #2025	7.00	05/20/2010	85,142

2,291,246	GNMA #2824	7.00	10/20/2029	2,406,492

554,734	GNMA #306052	9.00	06/15/2021	618,533

2,679,177	GNMA #417290	7.00	03/15/2026	2,831,887

1,454,336	GNMA #467791	7.50	04/15/2028	1,547,857

2,052,675	GNMA #486958	6.50	02/15/2029	2,154,656

3,630,544	GNMA #563382	7.00	11/15/2031	3,825,494

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

INTERMEDIATE GOVERNMENT INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Government National Mortgage Association (continued)

$11,143,590	GNMA #592752	6.00%	05/15/2033	$11,677,594

3,624,873	GNMA #781123	7.00	12/15/2029	3,823,829

				32,430,165

Student Loan Marketing Association – 0.14%

1,000,000	SLMA	9.15	12/01/2004	1,115,674

Total US Government Agency Securities (Cost $452,189,803)				471,121,179

US Treasury Securities – 36.43%

US Treasury Bonds – 24.06%

24,000,000	US Treasury Bonds	12.75	11/15/2010	30,448,128

14,500,000	US Treasury Bonds	12.00	08/15/2013	21,305,372

4,000,000	US Treasury Bonds	12.38	05/15/2004	4,423,592

6,000,000	US Treasury Bonds	12.50	08/15/2014	9,336,564

9,400,000	US Treasury Bonds	11.63	11/15/2004	10,804,492

10,000,000	US Treasury Bonds	11.25	02/15/2015	17,310,550

3,100,000	US Treasury Bonds	9.38	02/15/2006	3,747,125

9,500,000	US Treasury Bonds	9.13	05/15/2018	14,990,706

17,000,000	US Treasury Bonds	8.13	08/15/2019	25,048,446

5,000,000	US Treasury Bonds	7.13	02/15/2023	6,839,845

6,000,000	US Treasury Bonds	7.63	02/15/2025	8,720,628

7,000,000	US Treasury Bonds	6.50	11/15/2026	9,097,536

5,000,000	US Treasury Bonds	5.38	02/15/2031	5,809,375

8,000,000	US Treasury Bonds	5.50	08/15/2028	9,241,247

10,000,000	US Treasury Bonds	5.00	08/15/2011	11,352,730

				188,476,336

US Treasury Notes – 12.37%

7,000,000	US Treasury Notes	5.88	02/15/2004	7,232,148

5,000,000	US Treasury Notes	7.25	05/15/2004	5,288,085

9,500,000	US Treasury Notes	7.50	02/15/2005	10,503,808

30,000,000	US Treasury Notes	6.63	05/15/2007	35,347,260

800,000	US Treasury Notes	6.13	08/15/2007	932,000

1,000,000	US Treasury Notes	5.63	05/15/2008	1,155,977

6,000,000	US Treasury Notes	6.00	08/15/2009	7,145,388

15,000,000	US Treasury Notes	6.50	02/15/2010	18,389,070

10,000,000	US Treasury Notes	4.38	05/15/2007	10,925,390

				96,919,126

Total US Treasury Securities (Cost $264,003,945)				285,395,462

Shares

Short-Term Investments – 14.09%

110,350,103	Wells Fargo Government Money Market Fund~			110,350,103

Total Short-Term Investments (Cost $110,350,103)				110,350,103

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

INTERMEDIATE GOVERNMENT INCOME FUND

		Value

Total Investments in Securities (Cost $847,233,725)*	113.31%	$887,635,322

Other Assets and Liabilities, Net	(13.31)	(104,286,539)

Total Net Assets	100.00%	$783,348,783

^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable rate securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
¤	When issued securities, total cost $94,462,641.
(c)	Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the yield based upon the estimated timing of future cash flows as of May 31, 2003.
*	Cost for federal income tax purposes is $860,006,257 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,089,526
Gross Unrealized Depreciation	(460,461)

Net Unrealized Appreciation	$27,629,065

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

LIMITED TERM GOVERNMENT INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities – 0.49%

$1,250,000	Providian Gateway Master Trust Series 2001-B Class A±^	1.61%	04/17/2006	$1,252,493

Total Asset Backed Securities (Cost $1,248,218)				1,252,493

Collateralized Mortgage Obligations – 2.15%

14,815,000	Bear Stearns Commercial Mortgage Securities Series 2003-T10 Class X2 Interest Only±^(c)	1.44	03/13/2040	1,070,110

14,351,232	CS First Boston Mortgage Securities Corporation Series 1998-C2 Class Ax Interest Only±(c)	1.19	11/11/2030	603,756

9,540,000	First Union Bank Of America Series 2001 C1 102 Interest Only±^(c)	2.00	03/15/2011	915,387

21,171,097	GMAC Commercial Mortgage Securities Incorporated Series 2002-C1 Class X1 Interest Only±^(c)	0.62	11/15/2039	747,270

17,082,000	LB-UBS Commercial Mortgage Interest Only±^(c)	0.29	06/01/2033	481,431

13,924,792	Solomon Brothers Mortgage Securities Series Key2 Class X1 Interest Only±^(c)	1.45	03/18/2036	998,487

24,253,818	Wachovia Bank Commercial Mortgage Trust Series C1 Class Ioi Interest Only±^(c)	0.39	04/15/2034	704,405

Total Collateralized Mortgage Obligations (Cost $5,499,275)				5,520,846

US Government Agency Securities – 65.80%

Federal Home Loan Bank – 3.54%

9,000,000	FHLB Series NY03	6.88	08/15/2003	9,106,443

Federal Home Loan Mortgage Corporation – 13.43%

1,500,000	FHLMC	5.13	10/15/2008	1,689,299

3,000,000	FHLMC	6.63	09/15/2009	3,633,542

8,500,000	FHLMC	6.88	09/15/2010	10,536,541

2,428	FHLMC #845410±	4.60	07/01/2023	2,503

1,438	FHLMC #845613±	4.62	01/01/2024	1,491

1,672,827	FHLMC #C00894	6.50	12/01/2029	1,741,047

471,585	FHLMC #C01034	8.00	08/01/2030	507,466

2,098,238	FHLMC #C01345	7.00	04/01/2032	2,201,126

4,477,911	FHLMC #C014444	6.00	01/01/2033	4,642,497

1,263,032	FHLMC #C59553	7.50	11/01/2031	1,342,756

1,913,000	FHLMC #C65086	7.50	03/01/2032	2,033,763

2,794,585	FHLMC #C65576	7.50	04/01/2032	2,971,002

3,140,000	FHLMC TBA¤	5.00	06/15/2018	3,246,955

				34,549,988

Federal National Mortgage Association – 44.06%

5,000,000	FNMA	6.00	05/15/2008	5,811,520

10,000,000	FNMA	7.00	07/15/2005	11,151,090

5,500,000	FNMA	5.00	01/15/2007	6,071,813

2,609,672	FNMA #254190	5.50	02/01/2009	2,699,227

3,489,948	FNMA #254218	7.00	02/01/2032	3,676,404

1,777,273	FNMA #254223	7.50	02/01/2032	1,889,480

2,897,239	FNMA #254243	6.00	02/01/2009	2,994,940

7,162,788	FNMA #254372	6.00	07/01/2017	7,462,892

9,665,140	FNMA #254634	5.50	02/01/2023	10,043,670

4,421,080	FNMA #254688	5.50	03/01/2023	4,594,229

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

LIMITED TERM GOVERNMENT INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

Federal National Mortgage Association (continued)

$500,155	FNMA #313644	7.00%	08/01/2027	$527,894

1,115,646	FNMA #401770	6.50	10/01/2027	1,164,236

676,420	FNMA #486852	6.50	03/01/2029	705,439

1,001,512	FNMA #488341	6.50	04/01/2029	1,044,178

1,489,417	FNMA #524356	7.50	12/01/2029	1,584,218

1,728,783	FNMA #535300	6.50	05/01/2030	1,802,433

803,636	FNMA #545026	6.50	06/01/2016	843,991

5,702,829	FNMA #545814	6.50	08/01/2032	5,943,433

777,513	FNMA #584829	6.00	05/01/2016	810,060

1,408,540	FNMA #607067	6.00	11/01/2016	1,467,503

5,486,346	FNMA #617707	6.00	05/01/2032	5,701,201

4,099,957	FNMA #672952	5.50	12/01/2017	4,258,364

327,288	FNMA	7.00	07/01/2016	348,588

3,533	FNMA Series G93-19 Class FJ±	3.00	04/25/2023	3,624

4,800,000	FNMA TBA¤	4.50	06/15/2018	4,920,000

4,800,000	FNMA TBA¤	5.00	06/17/2018	4,972,502

4,500,000	FNMA TBA¤	5.00	06/15/2033	4,616,721

13,175,000	FNMA TBA¤	5.50	06/15/2033	13,660,828

2,500,000	FNMA TBA¤	5.50	07/15/2033	2,582,030

				113,352,508

Government National Mortgage Association – 4.77%

58,467	GNMA #157247	9.50	05/20/2016	65,432

508,628	GNMA #2036	8.00	07/20/2025	550,077

1,930,475	GNMA #417290	7.00	03/15/2026	2,040,510

198,789	GNMA #417389	7.00	05/15/2026	210,119

1,217,311	GNMA #434661	7.50	01/15/2030	1,294,806

808,474	GNMA #486958	6.50	02/15/2029	848,640

1,913,145	GNMA #543703	7.00	11/15/2030	2,016,416

5,000,000	GNMA #592752	6.00	05/15/2033	5,239,601

				12,265,601

Total US Government Agency Securities (Cost $164,411,244)				169,274,540

US Treasury Securities – 29.37%

US Treasury Bonds – 10.39%

14,000,000	US Treasury Bonds	12.75	11/15/2010	17,761,408

6,500,000	US Treasury Bonds	7.50	11/15/2016	8,972,028

				26,733,436

US Treasury Notes – 18.98%

1,500,000	US Treasury Notes	7.25	08/15/2004	1,609,218

15,000,000	US Treasury Notes	7.88	11/15/2004	16,436,130

11,000,000	US Treasury Notes	6.63	05/15/2007	12,960,662

8,250,000	US Treasury Notes	6.13	08/15/2007	9,611,250

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

LIMITED TERM GOVERNMENT INCOME FUND

Principal	Security Name	Interest Rate	Maturity Date	Value

US Treasury Notes (continued)

$3,000,000	US Treasury Notes	6.50%	02/15/2010	$3,677,815

4,000,000	US Treasury Notes	5.00	08/15/2011	4,541,092

				48,836,167

Total US Treasury Securities (Cost $73,222,372)				75,569,603

Shares

Short-Term Investments – 17.12%

44,040,166	Wells Fargo Government Money Market Fund~			44,040,166

Total Short-Term Investments (Cost $44,040,166)				44,040,166

Total Investments in Securities (Cost $288,421,275)*	114.93%	$295,657,648

Other Assets and Liabilities, Net	(14.93)	(38,403,348)

Total Net Assets	100.00%	$257,254,300

^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable rate securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
¤	When issued securities, total cost $33,665,466.
(c)	Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the yield based upon the estimated timing of future cash flows as of May 31, 2003.
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,344,250
Gross Unrealized Depreciation	(107,877)

Net Unrealized Appreciation	$7,236,373

The accompanying notes are an integral part of these financial statements.

INCOME FUNDS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

STABLE INCOME FUND

Face/Share Amount	Security Description	Value

N/A	Wells Fargo Stable Income Portfolio	$711,987,487

Total Investment in Master Portfolios – (Cost $707,484,993)		711,987,487

Total Investment in Securities (Cost $707,484,993)*	99.57%	$711,987,487

Other Assets and Liabilities, Net	0.43	3,077,489

Total Net Assets	100.00%	$715,064,976

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	INCOME FUNDS

TACTICAL MATURITY BOND FUND

Face/Share Amount	Security Description	Value

N/A	Wells Fargo Tactical Maturity Bond Portfolio	$8,209,890

Total Investment in Master Portfolios – (Cost $8,123,071)		8,209,890

Total Investment in Securities (Cost $8,123,071)*	93.58%	$8,209,890

Other Assets and Liabilities, Net	6.42	562,903

Total Net Assets	100.00%	$8,772,793

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

INCOME FUNDS	STATEMENTS OF ASSETS AND LIABILITIES — MAY 31, 2003

	Diversified Bond	High Yield Bond		Income	Income Plus

ASSETS

INVESTMENTS:
In securities, at market value (see cost below)	$375,282,424	$143,293,235		$464,770,289	$82,723,368

TOTAL IN SECURITIES, AT MARKET VALUE	$375,282,424	$143,293,235		$464,770,289	$82,723,368

Cash	0	39,027		0	0
Collateral for securities loaned	0	0		166,263,829	9,571,243
Receivable for dividends and interest and other receivables	0	2,706,225		5,347,672	1,246,609
Receivable for investments sold	0	0		11,368,195	1,326,650
Receivable for Fund shares issued	527,007	3,425,585		252,355	394,029
Prepaid expenses and other assets	0	31,875		90	1,354

TOTAL ASSETS	375,809,431	149,495,947		648,002,430	95,263,253

LIABILITIES
Payable for investments purchased	0	5,109,408		40,518,513	6,066,639
Payable for foreign currency contracts	0	0		0	40,669
Payable for securities loaned	0	0		166,263,829	9,571,243
Dividends Payable	0	251,378		1,409,085	0
Payable for Fund shares redeemed	2,801,140	39,281		615,569	87,576
Payable for investment advisor and affiliates	139,032	88,961		268,447	44,028
Payable to other related parties (1)	1,481	41,284		28,071	57,003
Deferred income on mortgage dollar rolls	0	0		243,706	31,790
Accrued expenses and other liabilities	45,869	14,859		172,179	87,690

TOTAL LIABILITIES	2,987,522	5,545,171		209,519,399	15,986,638

TOTAL NET ASSETS	$372,821,909	$143,950,776		$438,483,031	$79,276,615

NET ASSETS CONSIST OF:

Paid-in capital	$358,186,449	$140,133,658		$445,481,267	$83,942,035
Undistributed net investment income (loss)	362,315	88,204		(3,755,429)	(93,944)
Undistributed net realized gain (loss) on investments and foreign currency transactions and futures	(507,109)	82,308		(22,899,071)	(8,515,372)
Net unrealized appreciation (depreciation) of investments	14,780,254	3,646,606		19,656,264	3,980,909
Net unrealized appreciation (depreciation) of foreign currency	0	0		0	(37,013)

TOTAL NET ASSETS	$372,821,909	$143,950,776		$438,483,031	$79,276,615

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE

Net assets – Class A	N/A	$120,167,993		$41,612,067	$20,815,470
Shares outstanding – Class A	N/A	11,687,603		4,218,354	1,840,946
Net asset value per share – Class A	N/A	$10.28		$9.86	$11.31
Maximum offering price per share – Class A	N/A	$10.76	(2)	$10.32 (2)	$11.84 (2)
Net Assets – Class B	N/A	$11,563,046		$19,311,297	$47,515,872
Shares outstanding – Class B	N/A	1,124,974		1,959,802	4,200,786
Net asset value and offering price per share – Class B	N/A	$10.28		$9.85	$11.31
Net Assets – Class C	N/A	$12,219,737		N/A	$10,945,273
Shares outstanding – Class C	N/A	1,187,857		N/A	967,778
Net asset value per share – Class C	N/A	$10.29		N/A	$11.31
Maximum offering price per share – Class C (3)	N/A	$10.39		N/A	$11.42
Net Assets – Institutional Class	$372,821,909	N/A		$377,559,667	N/A
Shares outstanding – Institutional Class	14,030,977	N/A		38,329,452	N/A
Net asset value and offering price per share – Institutional Class	$26.57	N/A		$9.85	N/A

INVESTMENT AT COST (NOTE 2)	$360,502,170	$139,646,629		$445,114,025	$78,742,459

SECURITIES ON LOAN, AT MARKET VALUE	$0	$0		$164,876,259	$9,612,815

(1)	Other related parties include the Funds’ trustees and distributor.
(2)	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
(3)	Maximum offering price is computed as 100/99.00 of net asset value.
(4)	Maximum offering price is computed as 100/98.50 of the net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES — MAY 31, 2003	INCOME FUNDS

Inflation-Protected Bond		Intermediate Government Income	Limited Term Government Income	Stable Income	Tactical Maturity Bond

$20,811,920		$887,635,322	$295,657,648	$711,987,487	$8,209,890

$20,811,920		$887,635,322	$295,657,648	$711,987,487	$8,209,890

0		0	0	0	0
0		278,580,667	55,620,718	0	0
194,368		6,552,713	1,819,168	0	0
0		0	132	0	0
1,669,902		3,012,386	304,793	5,463,206	619,381
62,433		391	0	0	6,542

22,738,623		1,175,781,479	353,402,459	717,450,693	8,835,813

808,217		110,840,511	39,418,274	0	0
0		0	0	0	0
0		278,580,667	55,620,718	0	0
21,622		116	346,170	29	0
100,136		1,445,432	182,406	2,226,127	20,551
1,456		228,859	136,983	61,140	2,625
8,116		535,160	55,319	82,055	1,386
0		720,570	229,261	0	0
875		81,381	159,028	16,366	38,458

940,422		392,432,696	96,148,159	2,385,717	63,020

$21,798,201		$783,348,783	$257,254,300	$715,064,976	$8,772,793

$21,286,341		$788,609,549	$257,275,716	$712,206,491	$9,054,322
8,266		(11,879,975)	(65,137)	(29)	4,888
150,394		(33,782,388)	(7,192,652)	(1,643,980)	(373,236)
353,200		40,401,597	7,236,373	4,502,494	86,819
0		0	0	0	0

$21,798,201		$783,348,783	$257,254,300	$715,064,976	$8,772,793

$5,135,569		$196,203,311	$74,167,384	$175,248,907	N/A
506,537		16,769,468	7,123,821	16,783,513	N/A
$10.14		$11.70	$10.41	$10.44	N/A
$10.62	(2)	$12.25 (2)	$10.90 (2)	$10.60 (4)	N/A
$5,033,670		$80,988,657	$42,523,967	$48,044,730	N/A
497,090		6,934,598	4,083,942	4,607,960	N/A
$10.13		$11.68	$10.41	$10.43	N/A
$4,441,215		$34,132,756	N/A	N/A	N/A
438,463		2,928,311	N/A	N/A	N/A
$10.13		$11.66	N/A	N/A	N/A
$10.23		$11.78	N/A	N/A	N/A
$7,187,747		$472,024,059	$140,562,949	$491,771,339	$8,772,793
709,477		40,361,466	13,765,431	47,097,251	891,604
$10.13		$11.69	$10.21	$10.44	$9.84

$20,458,720		$847,233,725	$288,421,275	$707,484,993	$8,123,071

$0		$274,381,629	$54,867,498	$0	$0

INCOME FUNDS	STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED MAY 31, 2003

	Diversified Bond	High Yield Bond(2)

INVESTMENT INCOME(1)
Dividends	$28,274	$68,834
Interest	16,525,111	2,736,804
Securities lending income	886,720	0
Income on mortgage dollar rolls	0	0
Net Expenses from Portfolios	(1,414,335)	0

TOTAL INVESTMENT INCOME	16,025,770	2,805,638

EXPENSES
Advisory fees	912,106	238,388
Administration fees	696,129	30,985
Custody fees	0	7,947
Shareholder servicing fees	0	99,328
Portfolio accounting fees	37,056	15,213
Transfer Agent
Class A	N/A	72,972
Class B	N/A	4,335
Class C	N/A	4,219
Institutional Class	63,710	N/A
Distribution fees
Class B	N/A	10,984
Class C	N/A	10,675
Legal and audit fees	33,237	14,135
Registration fees	51,925	22,808
Trustees’ fees	5,863	3,243
Shareholder reports	19,558	3,801
Other	8,349	2,810

TOTAL EXPENSES	1,827,933	541,843

LESS:
Waived fees and reimbursed expenses (Note 8)	(694,203)	(67,112)
Net expenses	1,133,730	474,731

NET INVESTMENT INCOME (LOSS)	14,892,040	2,330,907

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
Securities	1,314,951	82,308
Financial futures transactions	(699,088)	0
Foreign currency transactions	0	0
Securities transactions allocated from Portfolios	2,117,623	0
Financial futures transactions allocated from Portfolios	(57,856)	0

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	2,675,630	82,308

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
Securities	0	3,646,606
Foreign currency contracts	0	0
Securities transactions allocated from Portfolios	11,180,261	0
Financial futures transactions allocated from Portfolios	(264,390)	0

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	10,915,871	3,646,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	13,591,501	3,728,914

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,483,541	$6,059,821

(1)	Interest, dividend and securities lending include amounts allocated from portfolios where applicable.
(2)	The Fund commenced operations on November 29, 2002.
(3)	The Fund commenced operations on February 28, 2003.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED MAY 31, 2003	INCOME FUNDS

Income	Income Plus	Inflation- Protected Bond(3)	Intermediate Government Income	Limited Term Government Income	Stable Income	Tactical Maturity Bond

$783,664	$21,195	$1,499	$384,088	$367,939	$45,436	$75
17,602,049	4,447,360	245,296	22,079,041	8,102,897	17,009,748	158,316
4,959,016	312,409	0	10,777,868	1,939,170	126,496	42,961
261,972	31,503	0	853,723	293,935	0	0
0	0	0	0	0	(2,894,237)	(33,211)

23,606,701	4,812,467	246,795	34,094,720	10,703,941	14,287,443	168,141

2,393,558	448,390	14,347	3,821,331	1,218,528	0	0
607,587	92,842	1,434	952,783	302,206	647,716	14,741
95,742	14,953	575	152,714	48,741	0	0
144,264	186,914	4,549	751,735	268,924	397,921	0
79,169	64,983	5,313	98,590	71,175	95,012	24,171

48,369	26,445	1,726	397,685	94,169	124,733	N/A
35,699	87,214	2,081	143,200	45,596	44,434	N/A
N/A	12,155	1,287	30,215	N/A	N/A	N/A
384,817	N/A	2,100	424,666	146,064	291,119	2,244

138,500	344,820	5,575	579,102	246,858	271,079	N/A
N/A	64,313	3,448	194,788	N/A	N/A	N/A
38,136	27,242	7,726	40,540	30,372	31,892	29,974
79,391	31,233	6,438	79,331	55,749	59,904	14,360
5,093	5,094	1,649	5,092	5,092	5,750	4,606
33,637	3,200	1,288	38,554	9,748	16,638	2,370
36,588	13,428	1,033	19,759	10,665	15,708	2,728

4,120,550	1,423,226	60,569	7,730,085	2,553,887	2,001,906	95,194

(252,459)	(266,202)	(29,763)	(874,299)	(339,247)	(788,925)	(78,400)
3,868,091	1,157,024	30,806	6,855,786	2,214,640	1,212,981	16,794

19,738,610	3,655,443	215,989	27,238,934	8,489,301	13,074,462	151,347

21,242,996	1,474,430	150,394	19,827,143	5,428,266	885,402	(55,136)
0	0	0	0	0	0	0
0	(180,130)	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0

21,242,996	1,294,300	150,394	19,827,143	5,428,266	885,402	(55,136)

9,128,585	2,786,218	353,200	25,160,640	3,242,803	0	0
0	70,991	0	0	0	0	0
0	0	0	0	0	2,307,002	79,042
0	0	0	0	0	(42,920)	0

9,128,585	2,857,209	353,200	25,160,640	3,242,803	2,264,082	79,042

30,371,581	4,151,509	503,594	44,987,783	8,671,069	3,149,484	23,906

$50,110,191	$7,806,952	$719,583	$72,226,717	$17,160,370	$16,223,946	$175,253

INCOME FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	DIVERSIFIED BOND
	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002

INCREASE (DECREASE) IN NET ASSETS
Beginning net assets	$336,183,498	$269,121,067

OPERATIONS:
Net investment income (loss)	14,892,040	14,744,519
Net realized gain (loss) on sale of investments and foreign currency transactions and futures	2,675,630	(1,560,049)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency and futures	10,915,871	2,730,328

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,483,541	15,914,798

Distributions to shareholders:
Net investment income
Class A	N/A	N/A
Class B	N/A	N/A
Class C	N/A	N/A
Institutional Class	(14,853,116)	(14,534,700)
Net realized gain on sales of investments
Class A	N/A	N/A
Class B	N/A	N/A
Class C	N/A	N/A
Institutional Class	(544,272)	(2,627,388)
Return of Capital
Class A	N/A	N/A
Class B	N/A	N/A
Class C	N/A	N/A
Institutional Class	0	0

Capital shares transactions:
Proceeds from shares sold – Class A	N/A	N/A
Reinvestment of dividends – Class A	N/A	N/A
Cost of shares redeemed – Class A	N/A	N/A

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – CLASS A	N/A	N/A

Proceeds from shares sold – Class B	N/A	N/A
Reinvestment of dividends – Class B	N/A	N/A
Cost of shares redeemed – Class B	N/A	N/A

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – CLASS B	N/A	N/A

Proceeds from shares sold – Class C	N/A	N/A
Reinvestment of dividends – Class C	N/A	N/A
Cost of shares redeemed – Class C	N/A	N/A

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – CLASS C	N/A	N/A

Proceeds from shares sold – Institutional Class	152,456,725	160,569,194
Reinvestment of dividends – Institutional Class	9,691,479	12,625,689
Cost of shares redeemed – Institutional Class	(138,595,946)	(104,885,162)

NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – INSTITUTIONAL CLASS	23,552,258	68,309,721

NET INCREASE (DECREASE) IN NET ASSETS	36,638,411	67,062,431

NET ASSETS:

ENDING NET ASSETS	$372,821,909	$336,183,498

Shares issued and redeemed:
Shares sold – Class A	N/A	N/A
Shares issued in reinvestment of dividends – Class A	N/A	N/A
Shares redeemed – Class A	N/A	N/A

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – CLASS A	N/A	N/A

Shares sold – Class B	N/A	N/A
Shares issued in reinvestment of dividends – Class B	N/A	N/A
Shares redeemed – Class B	N/A	N/A

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – CLASS B	N/A	N/A

Shares sold – Class C	N/A	N/A
Shares issued in reinvestment of dividends – Class C	N/A	N/A
Shares redeemed – Class C	N/A	N/A

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – CLASS C	N/A	N/A

Shares sold – Institutional Class	5,867,465	6,197,124
Shares issued in reinvestment of dividends – Institutional Class	373,001	489,740
Shares redeemed – Institutional Class	(5,327,578)	(4,047,720)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – INSTITUTIONAL CLASS	912,888	2,639,144

ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$362,315	$317,564

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	INCOME FUNDS

HIGH YIELD BOND(1)	INCOME		INCOME PLUS		INFLATION-PROTECTED BOND(3)
For the Period Ended May 31, 2003	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002(2)	For the Period Ended May 31, 2003

$0	$528,678,589	$601,472,077	$74,275,824	$49,924,235	$0

2,330,907	19,738,610	31,234,771	3,655,443	2,920,411	215,989
82,308	21,242,996	(1,697,181)	1,294,300	(1,297,383)	150,394
3,646,606	9,128,585	7,452,645	2,857,209	1,575,492	353,200

6,059,821	50,110,191	36,990,235	7,806,952	3,198,520	719,583

(2,073,590)	(1,983,728)	(1,687,240)	(1,294,783)	(857,096)	(50,313)
(86,947)	(793,545)	(784,186)	(2,601,541)	(1,920,323)	(52,029)
(82,856)	N/A	N/A	(491,322)	(215,376)	(33,178)
N/A	(22,476,283)	(32,022,216)	N/A	N/A	(80,472)

0	0	0	0	0	0
0	0	0	0	0	0
0	N/A	N/A	0	0	0
N/A	0	0	N/A	N/A	0

0	0	0	0	0	0
0	0	0	0	0	0
0	N/A	N/A	0	0	0
N/A	0	0	N/A	N/A	0

115,922,758	23,188,899	20,153,677	6,476,108	10,127,660	5,484,166
1,577,812	874,918	790,863	760,449	479,528	35,999
(790,353)	(21,861,447)	(6,849,487)	(7,517,426)	(2,949,641)	(526,549)

116,710,217	2,202,370	14,095,053	(280,869)	7,657,547	4,993,616

11,463,120	5,946,826	6,600,278	9,612,388	18,230,728	5,309,389
50,745	625,425	642,473	1,660,110	1,236,975	42,560
(130,182)	(4,924,908)	(3,910,245)	(12,581,502)	(7,035,548)	(443,743)

11,383,683	1,647,343	3,332,506	(1,309,004)	12,432,155	4,908,206

12,451,764	N/A	N/A	5,387,432	4,810,808	4,419,241
47,993	N/A	N/A	352,991	131,743	28,183
(459,309)	N/A	N/A	(2,569,065)	(886,389)	(105,661)

12,040,448	N/A	N/A	3,171,358	4,056,162	4,341,763

N/A	44,364,999	80,545,850	N/A	N/A	8,944,836
N/A	3,996,700	5,170,775	N/A	N/A	73,433
N/A	(167,263,605)	(178,434,265)	N/A	N/A	(1,967,244)

N/A	(118,901,906)	(92,717,640)	N/A	N/A	7,051,025

143,950,776	(90,195,558)	(72,793,488)	5,000,791	24,351,589	21,798,201

$143,950,776	$438,483,031	$528,678,589	$79,276,615	$74,275,824	$21,798,201

11,610,230	2,433,768	2,133,109	595,193	939,680	555,206
155,681	91,228	83,463	70,105	44,394	3,596
(78,308)	(2,286,137)	(723,361)	(691,507)	(271,605)	(52,265)

11,687,603	238,859	1,493,211	(26,209)	712,469	506,537

1,132,867	623,776	697,451	882,538	1,690,861	537,241
4,954	65,302	67,876	153,038	114,434	4,264
(12,847)	(516,000)	(413,501)	(1,157,772)	(648,276)	(44,415)

1,124,974	173,078	351,826	(122,196)	1,157,019	497,090

1,228,093	N/A	N/A	494,424	446,316	446,441
4,676	N/A	N/A	32,483	12,196	2,816
(44,912)	N/A	N/A	(236,674)	(82,103)	(10,794)

1,187,857	N/A	N/A	290,233	376,409	438,463

N/A	4,666,203	8,520,114	N/A	N/A	903,853
N/A	417,660	545,958	N/A	N/A	7,366
N/A	(17,551,110)	(18,881,891)	N/A	N/A	(201,742)

N/A	(12,467,247)	(9,815,819)	N/A	N/A	709,477

$88,204	$(3,755,429)	$(1,784,005)	$(93,944)	$(62,326)	$8,266

INCOME FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	INTERMEDIATE GOVERNMENT INCOME
	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002

INCREASE (DECREASE) IN NET ASSETS
Beginning net assets	$722,432,671	$669,351,983

OPERATIONS:
Net investment income (loss)	27,238,934	32,755,805
Net realized gain (loss) on sale of investments and foreign currency transactions and futures	19,827,143	8,826,732
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency and futures	25,160,640	7,895,807

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	72,226,717	49,478,344

Distributions to shareholders:
Net investment income
Class A	(9,956,336)	(10,665,410)
Class B	(3,344,402)	(3,210,397)
Class C	(1,151,989)	(662,547)
Institutional Class	(24,785,676)	(25,118,674)
Net realized gain on sales of investments
Class A	0	0
Class B	0	0
Class C	0	0
Institutional Class	0	0
Return of Capital
Class A	0	0
Class B	0	0
Class C	0	0
Institutional Class	0	0

Capital shares transactions:
Proceeds from shares sold – Class A	90,727,004	72,051,233
Reinvestment of dividends – Class A	6,723,551	7,309,504
Cost of shares redeemed – Class A	(105,112,968)	(72,790,346)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – CLASS A	(7,662,413)	6,570,391

Proceeds from shares sold – Class B	30,307,778	22,257,103
Reinvestment of dividends – Class B	2,539,004	2,438,842
Cost of shares redeemed – Class B	(22,320,283)	(19,755,893)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – CLASS B	10,526,499	4,940,052

Proceeds from shares sold – Class C	23,266,806	15,771,078
Reinvestment of dividends – Class C	817,502	430,415
Cost of shares redeemed – Class C	(8,999,790)	(6,513,202)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – CLASS C	15,084,518	9,688,291

Proceeds from shares sold – Institutional Class	155,799,020	115,424,132
Reinvestment of dividends – Institutional Class	4,726,927	4,249,892
Cost of shares redeemed – Institutional Class	(150,546,753)	(97,613,386)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS – INSTITUTIONAL CLASS	9,979,194	22,060,638

NET INCREASE (DECREASE) IN NET ASSETS	60,916,112	53,080,688

NET ASSETS:

ENDING NET ASSETS	$783,348,783	$722,432,671

Shares Issued and Redeemed:
Shares sold – Class A	7,874,532	6,412,956
Shares issued in reinvestment of dividends – Class A	584,057	652,894
Shares redeemed – Class A	(9,124,171)	(6,475,906)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – CLASS A	(665,582)	589,944

Shares sold – Class B	2,636,124	1,975,670
Shares issued in reinvestment of dividends – Class B	220,798	217,974
Shares redeemed – Class B	(1,938,231)	(1,760,006)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – CLASS B	918,691	433,638

Shares sold – Class C	2,021,125	1,401,708
Shares issued in reinvestment of dividends – Class C	71,366	38,521
Shares redeemed – Class C	(782,751)	(583,661)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – CLASS C	1,309,740	856,568

Shares sold – Institutional Class	13,502,645	10,267,340
Shares issued in reinvestment of dividends – Institutional Class	410,296	379,485
Shares redeemed – Institutional Class	(13,051,794)	(8,691,960)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING – INSTITUTIONAL CLASS	861,147	1,954,865

ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$(11,879,975)	$(4,575,824)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	INCOME FUNDS

LIMITED TERM GOVERNMENT INCOME		STABLE INCOME		TACTICAL MATURITY BOND
For the Year Ended May 31, 2003	For the Year Ended May 31, 2002 (4)	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002	For the Year Ended May 31, 2003	For the Period Ended May 31, 2002 (5)

$219,980,394	$160,167,028	$404,128,857	$227,568,508	$6,890,176	$0

8,489,301	9,021,183	13,074,462	10,609,044	151,347	141,729
5,428,266	1,274,351	885,402	(778,849)	(55,136)	(318,023)

3,242,803	2,028,988	2,264,082	940,550	79,042	7,777

17,160,370	12,324,522	16,223,946	10,770,745	175,253	(168,517)

(2,578,045)	(2,289,206)	(2,854,958)	(1,791,350)	N/A	N/A
(862,943)	(518,137)	(573,771)	(349,939)	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
(5,120,630)	(6,201,634)	(9,841,251)	(8,362,640)	(148,901)	(139,394)

0	0	0	0	N/A	N/A
0	0	0	0	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
0	0	0	0	0	0

0	0	(44,742)	0	N/A	N/A
0	0	(8,992)	0	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
0	0	(154,230)	0	0	0

64,100,924	85,958,503	168,485,145	90,332,371	N/A	N/A
1,300,650	1,203,074	2,537,808	1,555,069	N/A	N/A
(63,045,478)	(51,721,309)	(76,013,344)	(31,152,056)	N/A	N/A

2,356,096	35,440,268	95,009,609	60,735,384	N/A	N/A

30,705,436	9,855,122	37,156,621	15,923,218	N/A	N/A
688,878	411,545	516,274	299,398	N/A	N/A
(7,917,234)	(3,154,218)	(10,106,040)	(3,502,030)	N/A	N/A

23,477,080	7,112,449	27,566,855	12,720,586	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

52,683,041	57,525,849	365,926,534	232,785,910	12,351,985	14,421,121
1,790,919	2,055,607	5,791,449	5,962,772	122,504	106,988
(51,631,982)	(45,636,352)	(186,104,330)	(135,911,119)	(10,618,224)	(7,330,022)

2,841,978	13,945,104	185,613,653	102,837,563	1,856,265	7,198,087

37,273,906	59,813,366	310,936,119	176,560,349	1,882,617	6,890,176

$257,254,300	$219,980,394	$715,064,976	$404,128,857	$8,772,793	$6,890,176

6,242,229	8,572,458	16,173,494	8,672,918	N/A	N/A
126,483	120,216	243,822	149,933	N/A	N/A
(6,139,796)	(5,175,471)	(7,296,600)	(3,000,114)	N/A	N/A

228,916	3,517,203	9,120,716	5,822,737	N/A	N/A

2,991,562	983,503	3,570,548	1,533,165	N/A	N/A
66,899	41,105	49,667	28,898	N/A	N/A
(769,153)	(315,249)	(971,133)	(337,418)	N/A	N/A

2,289,308	709,359	2,649,082	1,224,645	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

5,230,043	5,873,817	35,118,485	22,377,480	1,266,508	1,442,412
177,521	209,203	556,354	574,027	12,569	10,807
(5,131,817)	(4,656,146)	(17,864,067)	(13,059,973)	(1,092,824)	(747,868)

275,747	1,426,874	17,810,772	9,891,534	186,253	705,351

$(65,137)	$7,180	$(29)	$195,489	$4,888	$2,335

INCOME FUNDS	NOTES TO STATEMENTS OF CHANGES IN NET ASSETS

NOTES TO STATEMENTS OF CHANGES IN NET ASSETS

(1)	The Fund commenced operations on November 29, 2002.

(2)	“Proceeds from shares sold” included $5,645,884 for Class A, and “Shares sold” includes 526,101 for for Class A as a result of the consolidation of the Wells Fargo Corporate Bond Fund. “Proceeds from shares sold” included $11,299,183 for Class B, and “Shares sold” includes 1,052,359 for Class B as a result of the consolidation of the Wells Fargo Corporate Bond Fund. Proceeds from shares sold included $2,506,976 for Class C, and “Shares sold” includes 233,533 for Class C as a result of the consolidation of the Wells Fargo Corporate Bond Fund.

(3)	The Fund commenced operations on February 28, 2003.

(4)	“Proceeds from shares sold” includes $43,508,333 for Class A, and “shares sold” includes 4,334,441 for Class A as a result of the Wells Fargo Varibale Rate Government Fund.

(5)	The Fund commenced operations on November 28, 2001.

The accompanying notes are an integral part of these financial statements.

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INCOME FUNDS	FINANCIAL HIGHLIGHTS

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Dividends From Net Investment Income	Distributions From Net Realized Gains	Return of Capital

DIVERSIFIED BOND FUND

INSTITUTIONAL SHARES
June 1, 2002 to May 31, 2003	$25.63	1.06	0.97	(1.05)	(0.04)	0
June 1, 2001 to May 31, 2002	$25.68	1.21	0.16	(1.20)	(0.22)	0
June 1, 2000 to May 31, 2001	$25.22	1.43	1.44	(2.41)	0	0
June 1, 1999 to May 31, 2000	$26.11	1.43	(0.63)	(1.16)	(0.53)	0
June 1, 1998 to May 31, 1999	$27.03	1.34	(0.17)	(1.43)	(0.66)	0

HIGH YIELD BOND FUND

A SHARES
November 29, 2002(4) to May 31, 2003	$10.00	0.26	0.27	(0.25)	0	0

B SHARES
November 29, 2002(4) to May 31, 2003	$10.00	0.22	0.28	(0.22)	0	0

C SHARES
November 29, 2002(4) to May 31, 2003	$10.00	0.22	0.29	(0.22)	0	0

INCOME FUND

A SHARES
June 1, 2002 to May 31, 2003	$9.36	0.37	0.61	(0.48)	0	0
June 1, 2001 to May 31, 2002	$9.33	0.50	0.07	(0.54)	0	0
June 1, 2000 to May 31, 2001	$8.86	0.57	0.47	(0.57)	0	0
June 1, 1999 to May 31, 2000	$9.48	0.59	(0.62)	(0.59)	0	0
June 1, 1998 to May 31, 1999	$9.79	0.59	(0.31)	(0.59)	0	0

B SHARES
June 1, 2002 to May 31, 2003	$9.34	0.30	0.62	(0.41)	0	0
June 1, 2001 to May 31, 2002	$9.32	0.42	0.07	(0.47)	0	0
June 1, 2000 to May 31, 2001	$8.84	0.50	0.48	(0.50)	0	0
June 1, 1999 to May 31, 2000	$9.46	0.53	(0.62)	(0.53)	0	0
June 1, 1998 to May 31, 1999	$9.77	0.52	(0.31)	(0.52)	0	0

INSTITUTIONAL SHARES
June 1, 2002 to May 31, 2003	$9.35	0.37	0.64	(0.51)	0	0
June 1, 2001 to May 31, 2002	$9.32	0.51	0.09	(0.57)	0	0
June 1, 2000 to May 31, 2001	$8.85	0.60	0.47	(0.60)	0	0
June 1, 1999 to May 31, 2000	$9.47	0.61	(0.62)	(0.61)	0	0
June 1, 1998 to May 31, 1999	$9.78	0.59	(0.31)	(0.59)	0	0

INCOME PLUS FUND

A SHARES
June 1, 2002 to May 31, 2003	$10.81	0.59	0.61	(0.70)	0	0
June 1, 2001 to May 31, 2002	$10.80	0.66	0.02	(0.67)	0	0
June 1, 2000 to May 31, 2001	$10.60	0.72	0.31	(0.83)	0	0
July 1, 1999(3) to May 31, 2000	$12.04	0.79	(1.44)	(0.79)	0	0
July 13, 1998(4) to June 30, 1999	$12.50	0.77	(0.46)	(0.77)	0	0

B SHARES
June 1, 2002 to May 31, 2003	$10.82	0.50	0.60	(0.61)	0	0
June 1, 2001 to May 31, 2002	$10.80	0.58	0.03	(0.59)	0	0
June 1, 2000 to May 31, 2001	$10.61	0.65	0.29	(0.75)	0	0
July 1, 1999(3) to May 31, 2000	$12.05	0.72	(1.44)	(0.72)	0	0
July 13, 1998(4) to June 30, 1999	$12.50	0.68	(0.45)	(0.68)	0	0

C SHARES
June 1, 2002 to May 31, 2003	$10.82	0.52	0.58	(0.61)	0	0
June 1, 2001 to May 31, 2002	$10.80	0.58	0.03	(0.59)	0	0
June 1, 2000 to May 31, 2001	$10.61	0.65	0.29	(0.75)	0	0
July 1, 1999(3) to May 31, 2000	$12.05	0.72	(1.44)	(0.72)	0	0
July 13, 1998(4) to June 30, 1999	$12.50	0.68	(0.45)	(0.68)	0	0

INFLATION-PROTECTED BOND FUND

A SHARES
February 28, 2003(4) to May 31, 2003	$10.00	0.15	0.14	(0.15)	0	0

B SHARES
February 28, 2003(4) to May 31, 2003	$10.00	0.13	0.13	(0.13)	0	0

C SHARES
February 28, 2003(4) to May 31, 2003	$10.00	0.13	0.13	(0.13)	0	0

INSTITUTIONAL SHARES
February 28, 2003(4) to May 31, 2003	$10.00	0.16	0.13	(0.16)	0	0

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	INCOME FUNDS

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)					Total Return(2)	Portfolio Turnover Rate		Net Assets at End of Period (000’s omitted)
	Net Investment Income (Loss)	Net Expenses		Gross Expenses(1)

$26.57	4.08%	0.70	%(5)	0.89	%(5)	8.11%	67	%(7)	$372,822
$25.63	4.74%	0.70	%(5)	0.87	%(5)	5.44%	93	%(7)	$336,184
$25.68	5.75%	0.70	%(5)	0.83	%(5)	11.74%	113	%(7)	$269,121
$25.22	5.80%	0.70	%(5)	0.92	%(5)	3.22%	68	%(7)	$190,283
$26.11	5.58%	0.70	%(5)	1.07	%(5)	4.15%	77	%(7)	$179,133

$10.28	5.86%	1.15%		1.32%		5.40%	29%		$120,168

$10.28	6.49%	1.90%		2.13%		5.05%	29%		$11,563

$10.29	6.53%	1.90%		2.15%		5.12%	29%		$12,220

$9.86	3.88%	1.00%		1.07%		10.79%	217%		$41,612
$9.36	5.21%	1.00%		1.09%		6.23%	101%		$37,234
$9.33	6.18%	1.00%		1.10%		12.01%	109%		$23,196
$8.86	6.50%	0.90%		1.05%		(0.23)%	124%		$16,895
$9.48	5.98%	0.75%		1.08%		2.81%	202%		$13,731

$9.85	3.12%	1.75%		1.89%		10.09%	217%		$19,311
$9.34	4.44%	1.75%		2.01%		5.33%	101%		$16,693
$9.32	5.39%	1.75%		1.99%		11.30%	109%		$13,368
$8.84	5.74%	1.65%		1.93%		(1.00)%	124%		$8,611
$9.46	5.22%	1.50%		2.13%		2.03%	202%		$7,726

$9.85	4.17%	0.75%		0.79%		11.08%	217%		$377,560
$9.35	5.46%	0.75%		0.75%		6.50%	101%		$474,752
$9.32	6.42%	0.75%		0.76%		12.29%	109%		$564,908
$8.85	6.65%	0.75%		0.82%		(0.10)%	124%		$369,719
$9.47	6.00%	0.75%		0.92%		2.81%	202%		$348,472

$11.31	5.42%	1.00%		1.32%		11.53%	130%		$20,815
$10.81	6.05%	1.10%		1.47%		6.48%	63%		$20,188
$10.80	6.97%	1.10%		1.44%		10.06%	63%		$12,468
$10.60	7.56%	1.08%		1.41%		(5.56)%	95%		$8,371
$12.04	6.95%	0.66%		1.62%		2.52%	176%		$11,223

$11.31	4.68%	1.75%		2.12%		10.60%	130%		$47,516
$10.82	5.29%	1.85%		2.32%		5.78%	63%		$46,760
$10.80	6.26%	1.85%		2.21%		9.14%	63%		$34,203
$10.61	6.77%	1.86%		2.18%		(6.19)%	95%		$28,336
$12.05	6.25%	1.50%		2.14%		1.87%	176%		$36,892

$11.31	4.63%	1.75%		2.07%		10.60%	130%		$10,945
$10.82	5.31%	1.85%		2.34%		5.78%	63%		$7,328
$10.80	6.26%	1.85%		2.27%		9.14%	63%		$3,253
$10.61	6.80%	1.83%		2.27%		(6.19)%	95%		$2,550
$12.05	6.23%	1.47%		2.49%		1.87%	176%		$3,037

$10.14	8.55%	0.90%		1.82%		2.94%	115%		$5,136

$10.13	7.33%	1.65%		2.72%		2.65%	115%		$5,034

$10.13	7.81%	1.65%		2.65%		2.65%	115%		$4,441

$10.13	7.70%	0.65%		1.85%		2.90%	115%		$7,188

INCOME FUNDS	FINANCIAL HIGHLIGHTS

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Dividends From Net Investment Income	Distributions From Net Realized Gains	Return of Capital

INTERMEDIATE GOVERNMENT INCOME FUND

A SHARES
June 1, 2002 to May 31, 2003	$11.19	0.41	0.68	(0.58)	0	0
June 1, 2001 to May 31, 2002	$11.02	0.51	0.28	(0.62)	0	0
June 1, 2000 to May 31, 2001	$10.56	0.66	0.47	(0.67)	0	0
June 1, 1999 to May 31, 2000	$11.04	0.64	(0.44)	(0.68)	0	0
June 1, 1998 to May 31, 1999	$11.22	0.64	(0.17)	(0.65)	0	0

B SHARES
June 1, 2002 to May 31, 2003	$11.18	0.33	0.67	(0.50)	0	0
June 1, 2001 to May 31, 2002	$11.01	0.43	0.28	(0.54)	0	0
June 1, 2000 to May 31, 2001	$10.55	0.58	0.47	(0.59)	0	0
June 1, 1999 to May 31, 2000	$11.04	0.62	(0.51)	(0.60)	0	0
June 1, 1998 to May 31, 1999	$11.21	0.53	(0.13)	(0.57)	0	0

C SHARES
June 1, 2002 to May 31, 2003	$11.17	0.39	0.61	(0.51)	0	0
June 1, 2001 to May 31, 2002	$11.01	0.46	0.24	(0.54)	0	0
June 1, 2000 to May 31, 2001	$10.55	0.58	0.47	(0.59)	0	0
November 8, 1999(4) to May 31, 2000	$10.86	0.32	(0.31)	(0.32)	0	0

INSTITUTIONAL SHARES
June 1, 2002 to May 31, 2003	$11.19	0.44	0.68	(0.62)	0	0
June 1, 2001 to May 31, 2002	$11.02	0.54	0.28	(0.65)	0	0
June 1, 2000 to May 31, 2001	$10.56	0.69	0.47	(0.70)	0	0
June 1, 1999 to May 31, 2000	$11.05	0.70	(0.50)	(0.69)	0	0
June 1, 1998 to May 31, 1999	$11.22	0.66	(0.18)	(0.65)	0	0

LIMITED TERM GOVERNMENT INCOME FUND

A SHARES
June 1, 2002 to May 31, 2003	$10.03	0.35	0.39	(0.36)	0	0
June 1, 2001 to May 31, 2002	$9.83	0.45	0.20	(0.45)	0	0
June 1, 2000 to May 31, 2001	$9.44	0.57	0.39	(0.57)	0	0
July 1, 1999(3) to May 31, 2000	$9.74	0.50	(0.30)	(0.50)	0	0
July 1, 1998 to June 30, 1999	$9.97	0.57	(0.23)	(0.57)	0	0
April 1, 1998(6) to June 30, 1998	$9.95	0.13	0.02	(0.13)	0	0

B SHARES
June 1, 2002 to May 31, 2003	$10.03	0.28	0.38	(0.28)	0	0
June 1, 2001 to May 31, 2002	$9.83	0.38	0.20	(0.38)	0	0
June 1, 2000 to May 31, 2001	$9.44	0.50	0.39	(0.50)	0	0
July 1, 1999(3) to May 31, 2000	$9.74	0.43	(0.30)	(0.43)	0	0
July 1, 1998 to June 30, 1999	$9.97	0.50	(0.23)	(0.50)	0	0
June 15, 1998(4) to June 30, 1998	$10.03	0.02	(0.06)	(0.02)	0	0

INSTITUTIONAL SHARES
June 1, 2002 to May 31, 2003	$9.84	0.38	0.37	(0.38)	0	0
June 1, 2001 to May 31, 2002	$9.64	0.47	0.20	(0.47)	0	0
June 1, 2000 to May 31, 2001	$9.26	0.59	0.38	(0.59)	0	0
July 1, 1999(3) to May 31, 2000	$9.55	0.51	(0.29)	(0.51)	0	0
July 1, 1998 to June 30, 1999	$9.78	0.56	(0.23)	(0.56)	0	0
April 1, 1998(6) to June 30, 1998	$9.76	0.13	0.02	(0.13)	0	0

STABLE INCOME FUND

A SHARES
June 1, 2002 to May 31, 2003	$10.38	0.25	0.06	(0.25)	0	0	(8)
June 1, 2001 to May 31, 2002	$10.36	0.34	0.02	(0.34)	0	0
June 1, 2000 to May 31, 2001	$10.15	0.57	0.22	(0.58)	0	0
June 1, 1999 to May 31, 2000	$10.26	0.54	(0.11)	(0.54)	0	0
June 1, 1998 to May 31, 1999	$10.31	0.54	(0.06)	(0.53)	0	0

B SHARES
June 1, 2002 to May 31, 2003	$10.37	0.17	0.06	(0.17)	0	0	(8)
June 1, 2001 to May 31, 2002	$10.35	0.28	0.01	(0.27)	0	0
June 1, 2000 to May 31, 2001	$10.14	0.49	0.23	(0.51)	0	0
June 1, 1999 to May 31, 2000	$10.26	0.46	(0.12)	(0.46)	0	0
June 1, 1998 to May 31, 1999	$10.30	0.44	(0.04)	(0.44)	0	0

INSTITUTIONAL SHARES
June 1, 2002 to May 31, 2003	$10.39	0.26	0.06	(0.27)	0	0	(8)
June 1, 2001 to May 31, 2002	$10.36	0.37	0.03	(0.37)	0	0
June 1, 2000 to May 31, 2001	$10.15	0.60	0.21	(0.60)	0	0
June 1, 1999 to May 31, 2000	$10.27	0.55	(0.12)	(0.55)	0	0
June 1, 1998 to May 31, 1999	$10.30	0.52	(0.02)	(0.53)	0	0

TACTICAL MATURITY BOND FUND

INSTITUTIONAL SHARES
June 1, 2002 to May 31, 2003	$9.77	0.18	0.06	(0.17)	0	0
November 29, 2001(4) to May 31, 2002	$10.00	0.14	(0.23)	(0.14)	0	0

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	INCOME FUNDS

Ending Net Asset Value Per Share	Ratio To Average Net Assets (Annualized)					Total Return(2)	Portfolio Turnover Rate		Net Assets at End of Period (000’s omitted)
	Net Investment Income (Loss)	Net Expenses		Gross Expenses(1)

$11.70	3.57%	0.95%		1.13%		9.95%	139%		$196,203
$11.19	4.57%	0.96%		1.16%		7.34%	102%		$195,062
$11.02	6.06%	0.96%		1.22%		10.94%	57%		$185,638
$10.56	6.29%	0.94%		1.16%		1.92%	139%		$193,615
$11.04	5.76%	0.68%		0.87%		4.21%	124%		$18,594

$11.68	2.72%	1.70%		1.86%		9.08%	139%		$80,989
$11.18	3.81%	1.71%		1.82%		6.55%	102%		$67,256
$11.01	5.30%	1.71%		1.84%		10.12%	57%		$61,482
$10.55	5.55%	1.68%		1.83%		1.06%	139%		$51,495
$11.04	5.01%	1.43%		1.91%		3.53%	124%		$8,540

$11.66	2.68%	1.70%		1.79%		9.11%	139%		$34,133
$11.17	3.79%	1.71%		1.78%		6.48%	102%		$18,078
$11.01	5.28%	1.71%		1.85%		10.16%	57%		$8,386
$10.55	5.54%	1.71%		1.90%		1.07%	139%		$4,348

$11.69	3.74%	0.69%		0.77%		10.20%	139%		$472,024
$11.19	4.85%	0.68%		0.71%		7.63%	102%		$442,037
$11.02	6.34%	0.68%		0.74%		11.25%	57%		$413,846
$10.56	6.43%	0.68%		0.75%		1.94%	139%		$385,299
$11.05	5.77%	0.68%		0.72%		4.30%	124%		$420,305

$10.41	3.40%	0.95%		1.09%		7.46%	155%		$74,167
$10.03	4.50%	0.96%		1.15%		6.74%	127%		$69,188
$9.83	5.84%	0.96%		1.19%		10.38%	126%		$33,192
$9.44	5.62%	0.96%		1.21%		2.08%	80%		$29,928
$9.74	5.66%	0.96%		1.21%		3.37%	116%		$42,956
$9.97	5.36%	0.96%		1.24%		1.54%	12%		$38,149

$10.41	2.59%	1.70%		1.84%		6.64%	155%		$42,524
$10.03	3.75%	1.71%		1.89%		5.94%	127%		$18,007
$9.83	5.08%	1.71%		1.91%		9.56%	126%		$10,666
$9.44	4.89%	1.69%		1.96%		1.39%	80%		$8,864
$9.74	4.95%	1.66%		1.99%		2.65%	116%		$9,643
$9.97	5.08%	1.66%		1.97%		(0.38)%	12%		$7,514

$10.21	3.73%	0.69%		0.83%		7.74%	155%		$140,563
$9.84	4.82%	0.68%		0.78%		7.08%	127%		$132,786
$9.64	6.13%	0.68%		0.80%		10.66%	126%		$116,309
$9.26	5.87%	0.72%		0.90%		2.34%	80%		$127,344
$9.55	5.72%	0.91%		1.08%		3.38%	116%		$79,789
$9.78	5.44%	0.91%		1.08%		1.56%	12%		$90,146

$10.44	2.32%	0.82	%(5)	1.04	%(5)	3.01%	45	%(7)	$175,249
$10.38	3.02%	0.90	%(5)	1.04	%(5)	3.53%	81	%(7)	$79,555
$10.36	5.44%	0.90	%(5)	1.09	%(5)	7.98%	37	%(7)	$19,054
$10.15	5.29%	0.79	%(5)	0.96	%(5)	4.28%	40	%(7)	$8,912
$10.26	5.11%	0.65	%(5)	0.95	%(5)	4.74%	29	%(7)	$8,559

$10.43	1.51%	1.63	%(5)	1.81	%(5)	2.24%	45	%(7)	$48,045
$10.37	2.41%	1.65	%(5)	1.87	%(5)	2.79%	81	%(7)	$20,318
$10.35	4.65%	1.65	%(5)	2.00	%(5)	7.22%	37	%(7)	$7,598
$10.14	4.54%	1.54	%(5)	1.95	%(5)	3.40%	40	%(7)	$2,449
$10.26	4.34%	1.40	%(5)	2.15	%(5)	4.07%	29	%(7)	$2,387

$10.44	2.51%	0.65	%(5)	0.77	%(5)	3.13%	45	%(7)	$491,771
$10.39	3.50%	0.65	%(5)	0.80	%(5)	3.87%	81	%(7)	$304,256
$10.36	5.78%	0.65	%(5)	0.78	%(5)	8.25%	37	%(7)	$200,917
$10.15	5.44%	0.65	%(5)	0.77	%(5)	4.32%	40	%(7)	$191,358
$10.27	5.10%	0.65	%(5)	0.76	%(5)	4.95%	29	%(7)	$179,201

$9.84	1.81%	0.60	%(5)	1.54	%(5)	2.53%	115	%(7)	$8,773
$9.77	2.85%	0.60	%(5)	1.88	%(5)	(0.87)%	145	%(7)	$6,890

INCOME FUNDS	FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS

(1)	During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2)	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)	The Fund changed its fiscal year-end from June 30 to May 31.

(4)	Commencement of operations.

(5)	Includes expenses allocated from the Portfolio(s) in which the Fund invests.

(6)	The Fund changed its fiscal year-end from March 31 to June 30.

(7)	Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.

(8)	Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS	INCOME FUNDS

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and is currently comprised of 67 separate series. These financial statements present the Diversified Bond, High Yield Bond, Income, Income Plus, Inflation-Protected Bond, Intermediate Government Income, Limited Term Government Income, Stable Income, and Tactical Maturity Bond Funds (each, a “Fund”, collectively, the “Funds”), each a diversified series of the Trust.

The High Yield Bond, Income Plus, Inflation-Protected Bond and Intermediate Government Income Funds offer Class A, Class B, and Class C shares. In addition, the Inflation-Protected Bond and Intermediate Government Income Funds also offer Institutional Class shares. The Income, Limited Term Government Income, and Stable Income Funds offer Class A, Class B, and Institutional Class shares. The Diversified Bond and Tactical Maturity Bond Funds only offer Institutional Class shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class may also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based on the net assets of each class on the date realized. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

The Diversified Bond, Stable Income and Tactical Maturity Bond Funds are Funds which each seek to achieve their investment objectives by investing all of their respective investable assets in one or more separate diversified portfolios (each a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust (“Master Trust”) a registered, open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. The Funds account for their investment in the Master Portfolios as partnership investments and record daily their share of the Master Portfolio’s income, expenses and realized and unrealized gain and loss. The financial statements of the Master Portfolios are in this report and should be read in conjunction with the Funds’ financial statements.

On May 8, 2001, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the reorganization of the Wells Fargo Variable Rate Government Fund into the Wells Fargo Limited Term Government Income Fund of the Trust. Effective at the close of business on November 16, 2001, the Wells Fargo Limited Term Government Income Fund acquired all of the net assets of the Wells Fargo Variable Rate Government Fund. The Wells Fargo Variable Rate Government Fund exchanged its 4,740,035 shares (valued at $43,508,333) for 4,334,441 shares of the Wells Fargo Limited Term Government Income Fund. The net assets of the Wells Fargo Variable Rate Government Fund included unrealized appreciation of $372,874.

On November 6, 2001, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the reorganization of the Wells Fargo Corporate Bond Fund into the Wells Fargo Income Plus Fund of the Trust. Effective at the close of business on May 17, 2002, the Wells Fargo Income Plus Fund acquired all of the net assets of the Wells Fargo Corporate Bond Fund. The Wells Fargo Corporate Bond Fund Class A exchanged its 618,695 shares (valued at $5,645,884) for 526,101 Class A shares of the Wells Fargo Income Plus Fund. The Wells Fargo Corporate Bond Fund Class B exchanged its 1,237,884 shares (valued at $11,299,183) for 1,052,359 Class B shares of the Wells Fargo Income Plus Fund. The Wells Fargo Corporate Bond Fund Class C exchanged its 274,680 shares (valued at $2,506,976) for 233,533 Class C shares of the Wells Fargo Income Plus Fund. The net assets of the Wells Fargo Corporate Bond Fund included unrealized appreciation of $233,104.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME FUNDS	NOTES TO FINANCIAL STATEMENTS

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on the Nasdaq Stock Market, Inc. are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, valuations are determined daily by a pricing service approved by the Fund’s Board of Trustees. The service uses prices that reflect fair value as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and are representative of the securities’ market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which may include considerations of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions. Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities which cannot be valued by any of these methods are valued in good faith at fair value as determined by policies set by the Fund’s Board of Trustees.

Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

Non-cash dividends and interest, if any, are included in investment income at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Funds’ custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations.

FOREIGN CURRENCY FORWARD CONTRACTS

The Income Plus Fund has entered into foreign currency forward contracts to hedge exposure to fluctuations in foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt at a specified price. Fluctuations in the value of such contracts are recorded as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Fund entering into offsetting commitments. Risks of entering into forward contracts include certain market risks and the potential inability of the counterparty to meet the terms of the contract. As of May 31, 2003, the terms of the Income Plus Fund’s outstanding forward contracts were as follows:

Fund	Currency Amount to be Delivered	Type	Settle Date	Currency Amount to be Received	Net Unrealized Appreciation/ (Depreciation)
Income Plus	815,000	Euro	07/07/03	$922,580	$(34,908)
	632,033	British Pound	08/08/03	1,030,315	(5,176)
	1,800,000	New Zealand Dollar	08/08/03	1,030,644	(585)

NOTES TO FINANCIAL STATEMENTS	INCOME FUNDS

SECURITY LOANS

The Funds may loan securities in return for securities and cash collateral, which is invested in various short-term fixed income securities. The Funds may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100% it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund. The risks to the Fund from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund.

As of May 31, 2003, the cash collateral of each Fund was invested as follows:

Fund Name	Repurchase Agreements	Short- Term Securities	Mid-Term Securities	Money Market Fund	Total
Income Fund	22%	62%	12%	4%	100%
Income Plus Fund	26%	56%	13%	5%	100%
Intermediate Government Income Fund	44%	0%	56%	0%	100%
Limited-Term Government Income Fund	38%	0%	62%	0%	100%

As of May 31, 2003, the value of securities on loan and the value of the related collateral was as follows:

Fund	Securities	Collateral
Income Fund	$164,876,259	$166,263,829
Income Plus Fund*	9,612 815	9,571,243
Intermediate Government Income Fund	274,381,629	278,580,667
Limited Term Government Income Fund	54,867,498	55,620,718

*	Additional collateral was received on June 3, 2003.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income are declared and distributed monthly, with the exception of the Income and Limited Term Government Income Funds, for which dividends from net investment income are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains are declared and distributed at least annually. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income dividend rates.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

INCOME FUNDS	NOTES TO FINANCIAL STATEMENTS

RECLASSIFICATION OF CAPITAL ACCOUNTS

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows (Increase (Decrease)):

	Undistributed Net Investment Income	Undistributed Net Realized Gain/Loss	Paid-in Capital
Diversified Bond Fund	$5,827	$(142,439)	$136,612
High Yield Bond Fund	690	0	(690)
Income Fund	3,543,522	(3,543,522)	0
Income Plus Fund	700,585	(849,784)	149,199
Inflation-Protected Bond Fund	8,269	0	(8,269)
Intermediate Government Income Fund	4,695,318	(4,695,318)	0
Limited Term Government Income Fund	0	4,090,349	(4,090,349)
Stable Income Fund	0	2,799,227	(2,799,227)
Tactical Maturity Bond Fund	107	(77)	(30)

WHEN-ISSUED TRANSACTION

The Funds record a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

MORTGAGE DOLLAR ROLL TRANSACTION

Each Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage- backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund receives compensation from the interest earned on the cash proceeds of the initial sale and in the form of a fee, which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at May 31, 2003.

NOTES TO FINANCIAL STATEMENTS	INCOME FUNDS

The following Funds had estimated net capital loss carryforwards at May 31, 2003, which are available to offset future net realized capital gains:

Fund	Year Expires	Capital Loss Carryforwards
Diversified Bond Fund	2011	$258,571
Income Fund	2007	8,499,673
	2007	1,007,919
	2008	3,879
	2008	11,139,881
	2008	1,224,117
	2009	1,017,826
Income Plus Fund	2006	234,156
	2007	31,798
	2007	881,276
	2008	1,142,744
	2008	546,883
	2009	3,631,688
	2009	163,187
	2010	1,439,682
	2011	484,627
Intermediate Government Income Fund	2004	5,492,768
	2005	1,603,624
	2006	44,683
	2007	8,447,151
	2007	351,674
	2008	17,842,339
	2008	149
Limited Term Government Income Fund	2004	753,400
	2006	1,835,884
	2007	676,044
	2007	2,040,910
	2008	1,334,044
	2008	87,972
	2009	471,758
Stable Income Fund	2004	208,200
	2004	226,204
	2005	16,722
	2005	95,977
	2006	95,212
	2007	106,433
	2008	134,663
	2008	50,735
	2009	88,159
	2011	623,902
Tactical Maturity Bond Fund	2011	330,514

INCOME FUNDS	NOTES TO FINANCIAL STATEMENTS

At May 31, 2003, the following Fund had a Post-October capital loss, which is treated as realized for tax purposes on the first day of the following fiscal year

Tactical Maturity Bond Fund	$26,098

3. ADVISORY FEES

The Trust has entered into an advisory contract on behalf of the Funds with Wells Fargo Funds Management, LLC (“Funds Management”). The Funds’ adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Pursuant to the contract on behalf of the Funds, Funds Management has agreed to provide the following Funds with daily portfolio management for which Funds Management is entitled to be paid a monthly advisory fee at the following annual rates:

Fund	% of Average Daily Net Assets
High Yield Bond Fund	0.60
Income Fund	0.50
Income Plus Fund	0.60
Inflation-Protected Bond Fund	0.50
Intermediate Government Income Fund	0.50
Limited Term Government Income Fund	0.50

The Diversified Bond Fund is invested in various Master Portfolios. Funds Management is entitled to receive an annual investment advisory fee of 0.25% of the Diversified Bond Fund’s average daily net assets for providing advisory services, including the determination of the asset allocation of the Fund’s investments in the various Master Portfolios. Funds Management also acts as adviser to the Stable Income Fund and the Tactical Maturity Bond Fund, but does not receive an advisory fee as long as the Stable Income Fund and the Tactical Maturity Bond Fund invest all (or substantially all) of their assets in a single Master Portfolio of Master Trust. Each of these Funds may withdraw its investment from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interests of the Fund to do so. Upon such redemption and subsequent investment in a portfolio of securities, Funds Management (and any corresponding sub-adviser) may receive an investment advisory fee for the direct management of those assets. If the redeemed assets are invested in one or more Master Portfolios, Funds Management (and any corresponding sub-adviser) does not receive any compensation. See note 3 to the Notes to Financial Statements of the Master Portfolios elsewhere in this report for a description of these advisory agreements.

Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, acts as investment sub-adviser to the Income, Income Plus, Intermediate Government Income, Inflation-Protected Bond and Limited Term Government Income Funds. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services for each Fund except the Income Plus Fund, a fee at the annual rate of 0.15% of each Fund’s average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund’s average daily net assets in excess of $800 million. For the Income Plus Fund, Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services, a fee at the annual rate of 0.20% of the Funds average daily net assets up to $400 million, 0.175% for the next $400 million and 0.15% of the Funds average daily net assets in excess of $800 million.

Sutter Advisors LLC (“Sutter”) acts as investment sub-adviser to the High Yield Bond Fund. Sutter is entitled to receive from Funds Management, as compensation for its sub-advisory services to the High Yield Bond Fund, a fee at the annual rate of 0.50% of the first $50 million of the Fund’s average daily net assets, 0.40% of the next $50 million in net assets, and 0.30% of net assets over $100 million.

4. DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and C shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and C shares and paid to Stephens, Inc. (“Stephens”) at an annual rate of 0.75% of average daily net assets. There are no distribution fees for the Funds’ Class A and Institutional Class shares. The distribution fees paid on behalf of the Funds for the year ended May 31, 2003 are disclosed on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	INCOME FUNDS

5. ADMINISTRATION AND TRANSFER AGENT FEES

Through February 28, 2003, the Trust had entered into an Administration Agreement with Funds Management on behalf of the Funds. Under the Administration Agreement, Funds Management acted as administrator to the Funds and was entitled to receive, on a monthly basis, fees at the annual rate of 0.15% of each Fund’s average daily net assets.

The Trust had also entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) as the transfer agent for the Trust. Under the agreement, BFDS was entitled to receive from the Funds a per-account fee plus transaction fees, certain out-of-pocket costs and a complex based fee.

Effective March 1, 2003, the Trust has entered into a new Administration Agreement with Funds Management on behalf of the Funds. Under this Agreement, for providing administrative services, which now includes paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as administrator, Funds Management is entitled to receive an annual fee of 0.33% of the average daily net assets of a Fund’s Class A, Class B and Class C shares and 0.25% of the average daily net assets of a Fund’s Institutional Class shares.

6. SHAREHOLDER SERVICING FEES

The Trust has also entered into contracts on behalf of the Funds with numerous shareholder servicing agents, whereby the Funds are charged an annual rate of 0.25% of average daily net assets for Class A, Class B, and Class C shares for these services. No fee is charged for Institutional Class shares.

The shareholder servicing fees paid on behalf of the Funds for the year ended May 31, 2003 were as follows:

Fund	Class A	Class B	Class C	Institutional Class
Diversified Bond Fund	N/A	N/A	N/A	$0
High Yield Bond Fund	$92,423	$3,546	$3,359	N/A
Income Fund	98,097	46,167	N/A	0
Income Plus Fund	50,536	114,940	21,438	N/A
Inflation-Protected Bond Fund	1,541	1,858	1,150	0
Intermediate Government Income Fund	493,770	193,034	64,931	0
Limited Term Government Income Fund	186,638	82,286	N/A	0
Stable Income Fund	307,664	90,257	N/A	0
Tactical Maturity Bond Fund	N/A	N/A	N/A	0

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

Effective the first quarter of 2003, PFPC, Inc. (“PFPC”) serves as fund accountant for all of the Funds. PFPC is entitled to receive an annual asset based fee, an annual fixed fee of $20,000 from each Fund and is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services. Prior to PFPC, Forum Accounting Services, LLC served as fund accountant for all of the Funds, except the High Yield Bond Fund and the Inflation-Protected Bond Fund. For these services, Forum was entitled to receive a fixed monthly per fund fee, a basis point fee of 0.0025% of the average daily net assets of each Fund, and was reimbursed for all out of pocket expenses reasonably incurred in providing these services.

The Trust has entered into contracts on behalf of each Fund with Wells Fargo Bank Minnesota, N.A. (“Wells Fargo Bank, MN”), whereby Wells Fargo Bank, MN is responsible for providing custody services for the Funds. Pursuant to the contract, Wells Fargo Bank, MN is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.02% of the average daily net assets of each Fund. In addition, Wells Fargo Bank, MN does not receive a custodial fee for any Fund that invests its assets in one or more Master Portfolios.

8. WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended May 31, 2003, were waived by Funds Management, first, from advisory fees, and then any remaining amounts consecutively from administration, custody and shareholder servicing fees collected.

INCOME FUNDS	NOTES TO FINANCIAL STATEMENTS

9. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for each Fund for the year ended May 31, 2003, were as follows:

Fund	Purchases at Cost	Sales Proceeds
Diversified Bond Fund*	$371,599,644	$242,220,577
High Yield Bond Fund	146,495,036	18,340,884
Income Fund	1,016,576,618	1,041,007,631
Income Plus Fund	92,584,399	145,391,635
Inflation-Protected Bond Fund	34,362,391	15,090,855
Intermediate Government Income Fund	1,207,667,383	1,030,240,999
Limited Term Government Income Fund	423,324,181	360,354,719
Stable Income Fund*	737,305,266	296,928,426
Tactical Maturity Bond Fund*	683,037,755	264,232,808

*	These Funds do not hold investment securities directly. The Funds seek to achieve their investment objective by investing all of their investable assets in one or more Portfolios. Purchases and sales for the Funds normally would be based on the purchases and sales of a Fund’s investment in a Portfolio rather than the underlying securities in that Portfolio. Since the Fund has an indirect interest in the securities held in the Portfolio, the purchases and sales disclosed are calculated by aggregating the results of multiplying the Fund’s ownership percentage of the respective Portfolio by the corresponding Portfolio’s purchase and sales.

10. DISTRIBUTION TO SHAREHOLDERS

On June 24, 2003, the Funds listed below declared dividends per share as shown in the following chart. The dividend was paid on June 25, 2003, to shareholders of record on June 23, 2003.

Fund	Class A	Class B	Class C	Class I
Diversified Bond Fund	N/A	N/A	N/A	0.080510
Income Plus Fund	0.063020	0.056020	0.056020	N/A
Intermediate Government Income Fund	0.049580	0.042590	0.042850	0.051920
Stable Income Fund	0.016140	0.011010	N/A	0.017860
Tactical Maturity Bond Fund	N/A	N/A	N/A	0.017730

On June 30, 2003, the following Funds paid dividends as follows:

Fund	Class A	Class B	Class C	Class I
High Yield Bond Fund	0.061426	0.055020	0.055008	N/A
Income Fund	0.035757	0.029693	N/A	0.037791
Inflation-Protected Bond Fund	0.023264	0.017035	0.017034	0.025349
Limited Term Government Income Fund	0.022072	0.015671	N/A	0.024320

NOTES TO FINANCIAL STATEMENTS	INCOME FUNDS

The tax character of distributions paid during the years ended 5/31/2003 and 5/31/2002 was as follows:

Fund Name	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2003	2002	2003	2002	2003	2002	2003	2002
Diversified Bond Fund	$15,003,550	$16,768,245	$393,838	$393,843	$0	$0	$15,397,388	$17,162,088
High Yield Bond Fund	2,243,393	0	0	0	0	0	2,243,393	0
Income Fund	25,253,556	34,493,642	0	0	0	0	25,253,556	34,493,642
Income Plus Fund	4,387,646	2,992,795	0	0	0	0	4,387,646	2,992,795
Inflation-Protected Bond Fund	215,992	0	0	0	0	0	215,992	0
Intermediate Government Income Fund	39,238,403	39,657,028	0	0	0	0	39,238,403	39,657,028
Limited Term Government Income Fund	8,561,618	9,008,977	0	0	0	0	8,561,618	9,008,977
Stable Income Fund	13,269,980	10,503,929	0	0	207,964	0	13,477,944	10,503,929
Tactical Maturity Bond Fund	148,901	139,394	0	0	0	0	148,901	139,394

As of May 31, 2003, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards*	Total
Diversified Bond Fund	$362,317	$0	$14,780,254	$(258,571)	$14,884,000
High Yield Bond Fund	468,801	0	3,599,697	0	4,068,498
Income Fund	1,424,586	0	15,879,561	(22,893,295)	(5,589,148)
Income Plus Fund	180,299	0	3,706,666	(8,556,041)	(4,669,076)
Inflation-Protected Bond Fund	180,282	0	353,200	0	533,482
Intermediate Government Income Fund	892,557	0	27,629,065	(33,782,388)	(5,260,766)
Limited Term Government Income Fund	281,032	0	7,236,372	(7,200,012)	317,392
Stable Income Fund	0	0	4,502,494	(1,646,207)	2,856,287
Tactical Maturity Bond Fund	4,888	0	86,819	(356,612)	(264,905)

*	These amounts include the Post-October loss, which will reverse on the 1st day of the following fiscal year.

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and cost basis adjustments related to premium amortization (only for funds that have elected not to amortize premium for tax purposes).

10. BANK BORROWINGS

All of the funds in the Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $225 million, collectively. Interest is charged to each fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. No borrowings under the agreement occurred during the year ended May 31, 2003.

TAX INFORMATION [UNAUDITED]

For the year ended May 31, 2003, the Wells Fargo Diversified Bond Fund designates $393,838 as a long term capital gain distribution pursuant to section 852(b)(3) of the Code.

INCOME FUNDS	NOTES TO FINANCIAL STATEMENTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the High Yield Bond Fund, Diversified Bond Fund, Income Fund, Income Plus Fund, Intermediate Government Income Fund, Limited Term Government Income Fund, Inflation-Protected Bond Fund, Stable Income Fund, and Tactical Maturity Bond Fund, nine of the funds constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of May 31, 2003, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2003, the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

July 18, 2003

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

MANAGED FIXED INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities – 11.41%

1,500,000	Asset Securitization Corporation Series 1997-D4 Class A1C	7.42%	04/14/2029	$1,614,985

3,500,000	Banc One Insurance Trust	1.68	04/15/2008	3,498,319

3,000,000	Bankamerica Manufactured Housing Contract Series 1997-1 Class A8	6.73	06/10/2023	3,230,882

2,725,000	Chase Credit Card Master Trust Series 2001-3 Class C±	2.13	09/15/2006	2,717,855

5,000,000	Chase Funding Mortgage Loan 02/25/32	6.60	02/25/2032	5,494,950

3,500,000	Chase Funding Mtg 04/25/32	5.83	04/25/2032	3,677,152

2,700,000	Citibank Credit Card Issuance Trust Series 2001-C3 Class C3	6.65	05/15/2008	2,965,553

1,584,738	Contimortgage Home Equity Loan Trust Series 1997-4 Class A7	6.63	09/15/2016	1,613,456

4,970,000	Countrywide Asset-Backed Certificates Series 2000-1±	1.79	03/25/2031	4,962,554

923,100	Eqcc Home Equity Loan Trust Series 1996-2 Class A4	7.50	06/15/2021	925,375

2,859,297	Eqcc Home Equity Loan Trust Series 1997-2 Class A9	6.81	08/15/2028	2,923,825

507,062	GE Capital Mortgage Services Incorporated Series 1997-He2 Class A7	7.12	06/25/2027	529,606

3,762,942	Green Tree Financial Corporation Series 1997-7 Class A8	6.86	07/15/2029	4,011,807

3,115,000	Green Tree Home Equity Loan Trust Series 1999-A Class M1	6.92	08/15/2026	3,252,690

2,500,000	Green Tree Home Equity Loan Trust Series 1999-C Class M2	8.36	07/15/2030	2,736,350

641,917	Household Consumer Loan Trust Series 1997-1 Class A1±	1.44	03/15/2007	641,816

2,053,511	Household Consumer Loan Trust Series 1997-2 Class A1±	1.49	11/15/2007	2,053,501

4,500,000	Longbeach Mortgage	6.46	05/25/2032	4,981,360

1,350,260	Pass-Through Amortizing Credit Card Trust Series 2002-1A, Class A2Fl^±	2.67	06/18/2012	1,347,979

5,518,000	Rental Car Finance Corporation Series 1997-1 Class B3^	6.70	09/25/2007	5,739,461

4,500,000	Residential Funding Mortgage Securities Series 2002-H13 Class A6	5.98	08/25/2019	4,898,453

3,666,022	Saxon Asset Securities Trust 1999-2 Class Af6	6.42	03/25/2014	3,887,664

1,299,887	Van Kampen CLO I Limited Series^±	1.58	10/08/2007	1,280,389

2,000,000	World Omni Automobile Lease Securitization Series 2001-Aa Class B^±	2.23	07/20/2007	1,988,185

Total Asset Backed Securities (Cost $68,474,385)				70,974,166

Collateralized Mortgage Obligations – 5.21%

455,853	American Housing Trust Series V1 Class 1-I	9.15	05/25/2020	461,553

982,350	Bank Of America Mortgage Securities Series 2001-C Class B1±	6.19	07/25/2031	986,801

1,345,856	Bank Of America Mortgage Security Series 2001-E Class B1±	6.19	09/25/2031	1,364,656

2,236,465	Countrywide Funding Corporation Series 1994-2 Class A11	6.50	02/25/2009	2,245,768

2,699,472	Countrywide Mortgage Backed Securities Incorporated Series 1993-E Class A6	6.50	01/25/2024	2,709,918

756,955	Housing Securities Incorporated Series 1995-B Class A1A±	4.16	11/25/2028	760,427

346,851	LF Rothschild Mortgage Trust Series 2 Class Z	9.95	08/01/2017	408,713

4,750,000	Merrill Lynch Mortgage Investors Incorporated Series 1997-C1 Class A3	7.12	06/18/2029	5,397,863

4,000,000	Nationslink Funding Corporation	6.65	11/10/2030	4,336,380

1,199,524	Nationslink Funding Corporation Series 1999-Sl Class D	7.56	11/10/2030	1,337,884

2,878,542	Prudential Home Mortgage Securities Series 1993-57 Class A9	6.50	12/25/2023	2,882,860

1,385,000	Safeco Corporation	4.88	02/01/2010	1,472,737

5,437,508	Vendee Mortgage Trust Series 1992-2 Class G	7.25	02/15/2019	5,527,988

2,495,656	Washington Mutual Series 2002-Ar4 A8±	5.56	04/26/2032	2,520,222

Total Collateralized Mortgage Obligations (Cost $31,163,721)				32,413,770

Corporate Bonds & Notes – 36.64%

Apparel & Other Finished Products Made From Fabrics & Similar Materials – 0.34%

2,100,000	Tommy Hilfiger USA Incorporated	6.50	06/01/2003	2,100,000

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

MANAGED FIXED INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Business Improvement Revenue – 0.11%

650,000	Fiserv Incorporated^	4.00%	04/15/2008	$673,821

Business Services – 1.82%

1,500,000	Citigroup Incorporated	6.50	01/18/2011	1,768,994

2,300,000	First Data Corporation	5.80	12/15/2008	2,634,114

1,750,000	NCR Corporation^	7.13	06/15/2009	1,925,292

2,120,000	Thompson Corporation	6.20	01/05/2012	2,444,042

2,250,000	Time Warner Companies Incorporated	7.57	02/01/2024	2,545,736

				11,318,177

Chemicals And Allied Products – 2.48%

850,000	America Home Products (Wyeth)	6.70	03/15/2011	1,006,369

1,925,000	Athena Neuro Finance LLC	7.25	02/21/2008	1,549,625

2,000,000	Bristol Myers Squibb	5.75	10/01/2011	2,245,632

1,450,000	Dial Corporation	7.00	08/15/2006	1,644,815

2,000,000	Eastman Chemical	7.00	04/15/2012	2,330,190

1,900,000	Olin Corporation	9.13	12/15/2011	2,342,795

2,450,000	RPM International Incorporated	7.00	06/15/2005	2,588,420

1,625,000	Watson Pharmaceuticals Incorporated	7.13	05/15/2008	1,718,438

				15,426,283

Communications – 0.96%

2,000,000	Cox Enterprises Incorporated^	8.00	02/15/2007	2,309,372

1,495,000	US West Communications	5.63	11/15/2008	1,442,675

1,750,000	Viacom Incorporated	7.70	07/30/2010	2,190,722

				5,942,769

Depository Institutions – 6.62%

3,300,000	Associated Bancorp	6.75	08/15/2011	3,829,482

3,000,000	Bank One Capital IV±	2.84	09/01/2030	3,037,929

5,000,000	Bankamerica Capital III±	1.94	01/15/2027	4,539,480

2,250,000	BB&T Corporation	6.50	08/01/2011	2,664,873

5,000,000	Chase Capital±	1.98	08/01/2028	4,385,580

3,000,000	City National Bank	6.75	09/01/2011	3,457,386

1,750,000	Colonial Bank	9.38	06/01/2011	2,016,091

750,000	Corestates Capital Trust II^±	2.03	01/15/2027	684,059

3,200,000	First American Corporation	7.25	05/01/2006	3,671,661

2,000,000	First Union National Bank	7.80	08/18/2010	2,506,430

3,000,000	Firstar Bank NA	7.13	12/01/2009	3,648,534

1,440,000	Fleet Capital Trust ±	2.28	12/18/2028	1,313,608

1,750,000	Old Kent Financial Corporation	6.63	11/15/2005	1,936,107

1,425,000	US Bank N.A.	6.38	08/01/2011	1,678,208

1,500,000	Washington Mutual Bank	6.88	06/15/2011	1,791,315

				41,160,743

Eating And Drinking Places – 0.22%

1,325,000	Aramark Services Incorporated	6.75	08/01/2004	1,386,856

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

MANAGED FIXED INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Educational Services – 0.69%

3,750,000	Stanford University	6.16%	04/30/2011	$4,294,448

Electric, Gas, And Sanitary Services – 0.59%

2,000,000	Duke Energy Field Services	7.88	08/16/2010	2,403,920

1,134,146	Niagara Mohawk Power Series F	7.63	10/01/2005	1,271,842

				3,675,762

Electronic And Other Electrical Equipment & Components, Except Computer Equipment – 1.10%

2,500,000	General Electric Company	5.00	02/01/2013	2,670,035

1,700,000	Hyundai Semiconductor^	8.25	05/15/2004	1,432,248

2,709,000	Philips Electronics	6.75	08/15/2003	2,735,795

				6,838,078

Fabricated Metal Products, Except Machinery And Transportation Equipment – 0.22%

1,250,000	Masco Corporation	6.75	03/15/2006	1,395,320

Food And Kindred Products – 0.82%

850,000	Campbell Soup Company±	1.76	10/18/2003	851,115

2,000,000	Conagra Foods Incorporated	7.88	09/15/2010	2,521,368

1,500,000	General Mills Incorporated	6.00	02/15/2012	1,712,520

				5,085,003

Health Care – 0.09%

850,000	Healthsouth Corporation^^	7.63	06/01/2012	573,750

Health Services – 0.57%

2,800,000	AARP^	7.50	05/01/2031	3,541,698

Holding And Other Investment Offices – 1.41%

3,000,000	Manufacturers & Traders Trust Company	8.00	10/01/2010	3,736,110

1,300,000	Monumental Global Funding II^	6.05	01/19/2006	1,437,238

1,750,000	National City Bank	7.25	07/15/2010	2,116,828

2,500,000	Toll Road Investment Partnership II LP^@	7.09	02/15/2015	1,468,270

				8,758,446

Hotels, Rooming Houses, Camps, & Other Lodge Places – 0.20%

170,000	Marriott International Incorporated Series B	6.88	11/15/2005	184,835

1,000,000	MGM Incorporated	6.95	02/01/2005	1,042,500

				1,227,335

Industrial & Commercial Machinery & Computer Equipment – 1.17%

3,000,000	Applied Materials Incorporated	7.00	09/06/2005	3,320,874

600,000	Applied Materials Incorporated	6.70	09/06/2005	660,231

1,700,000	Pall Corporation^	6.00	08/01/2012	1,876,127

1,400,000	Solectron Corporation Series B	7.38	03/01/2006	1,400,000

				7,257,232

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

MANAGED FIXED INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Insurance Carriers – 6.12%

2,000,000	Allstate Financial Global Funding^	6.50%	06/14/2011	$2,274,022

1,500,000	Amerus Group Company	6.95	06/15/2005	1,533,083

2,000,000	AON Corporation	6.90	07/01/2004	2,089,016

1,000,000	Equitable Life Assurance Society^	6.95	12/01/2005	1,118,626

2,875,000	John Hancock Global Funding III^	7.90	07/02/2010	3,577,782

2,250,000	Lincoln National Corporation	7.25	05/15/2005	2,486,059

750,000	Lincoln National Corporation	6.20	12/15/2011	852,781

2,200,000	Markel Corporation	7.20	08/15/2007	2,462,682

2,825,000	Mass Mutual Life Insurance Company^	7.63	11/15/2023	3,572,701

2,450,000	Minnesota Life Insurance Company^	8.25	09/15/2025	3,082,551

3,000,000	Pacific Mutual Life Insurance Company^	7.90	12/30/2023	3,623,058

1,650,000	Protective Life US Funding^	5.88	08/15/2006	1,829,812

2,450,000	Prudential Insurance Company^	7.65	07/01/2007	2,835,544

2,100,000	Reinsurance Group of America^	7.25	04/01/2006	2,287,240

2,000,000	Reliastar Financial Corporation	8.00	10/30/2006	2,330,290

2,000,000	Unitrin Incorporated	5.75	07/01/2007	2,139,036

				38,094,283

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 0.98%

176,000	Bausch & Lomb Incorporated	6.75	12/15/2004	181,720

1,250,000	Bausch & Lomb, Incorporated	7.13	08/01/2028	1,184,375

2,250,000	Beckman Coulter Incorporated	6.88	11/15/2011	2,596,361

2,000,000	Raytheon Company	5.50	11/15/2012	2,152,486

				6,114,942

Metal Mining – 0.20%

1,200,000	Phelps Dodge Corporation	6.38	11/01/2004	1,230,928

Non-Depository Credit Institutions – 1.85%

3,600,000	Cargill Incorporated	8.35	02/12/2011	3,747,380

2,500,000	Ford Motor Credit Company	7.38	10/28/2009	2,603,283

1,700,000	GMAC	5.85	01/14/2009	1,723,632

3,075,000	Mellon Funding Corporation	7.50	06/15/2005	3,426,491

				11,500,786

Oil & Gas Extraction – 0.51%

1,300,000	Conoco Incorporated	6.35	04/15/2009	1,521,400

1,500,000	Northern Natural Gas^	5.38	10/31/2012	1,629,650

				3,151,050

Paper And Allied Products – 0.74%

1,100,000	Fort James Corporation	6.70	11/15/2003	1,105,500

1,750,000	International Paper Company	6.75	09/01/2011	2,047,392

1,250,000	MeadWestvaco Corporation	6.85	04/01/2012	1,460,076

				4,612,968

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

MANAGED FIXED INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Personal Services – 0.55%

1,770,000	Cendant Corporation	7.38%	01/15/2013	$2,057,947

1,200,000	Cintas Corporation^	6.00	06/01/2012	1,379,760

				3,437,707

Petroleum Refining And Related Industries – 0.40%

1,520,000	Coastal Corporation	6.50	05/15/2006	1,377,500

1,000,000	Marathon Oil Corporation	6.13	03/15/2012	1,131,003

				2,508,503

Primary Metal Industries – 0.39%

2,000,000	Alcoa Incorporated	7.38	08/01/2010	2,443,080

Printing, Publishing, And Allied Industries – 0.63%

475,000	American Greetings Corporation	6.10	08/01/2028	478,563

3,325,000	Scholastic Corporation	7.00	12/15/2003	3,420,175

				3,898,737

Security And Commodity Brokers, Dealers, Exchanges & Services – 1.00%

2,000,000	Merrill Lynch±	1.74	05/22/2006	2,006,406

2,500,000	Morgan Stanley Dean Witter	6.75	04/15/2011	2,943,760

1,250,000	Paine Webber Group Incorporated	6.90	08/15/2003	1,263,663

				6,213,829

Special Tax Revenue – 0.26%

1,500,000	Shurgard Storage Centers	5.88	03/15/2013	1,615,386

Stone, Clay, Glass, And Concrete Products – 0.30%

1,718,128	3M Employee Stock Ownership Plan^	5.62	07/15/2009	1,877,175

Technology – 0.41%

1,750,000	Thomas And Betts Corporation	6.63	05/07/2008	1,767,500

750,000	Thomas And Betts Corporation	7.25	06/01/2013	753,750

				2,521,250

Telecommunications – 0.39%

2,310,000	Sprint Capital Corporation	6.00	01/15/2007	2,434,172

Transportation By Air – 1.24%

1,159,661	Continental Airlines Incorporated Series 01-1	7.03	06/15/2011	818,129

1,932,195	Continental Airlines Incorporated Series 972A	7.15	06/30/2007	1,584,516

1,426,002	Continental Airlines Incorporated Series 974C	6.80	07/02/2007	931,500

645,332	Delta Air Lines Incorporated	7.78	01/02/2012	487,262

2,669,011	Fedex Corporation	7.52	01/15/2018	3,020,840

883,582	Northwest Airlines Incorporated Series 991A	6.81	02/01/2020	730,183

1,000,000	United Air Lines Incorporated Series 01-1	6.83	09/01/2008	167,691

				7,740,122

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

MANAGED FIXED INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Transportation Equipment – 0.96%

1,750,000	Daimler Chrysler	7.75%	01/18/2011	$2,114,182

2,000,000	Honeywell International	6.13	11/01/2011	2,297,772

1,500,000	Navistar International Corporation	9.38	06/01/2006	1,545,000

				5,956,954

US Corporate – 0.30%

1,585,000	Transocean Offshore Region	6.63	04/15/2011	1,852,496

Total Corporate Bonds & Notes (Cost $213,569,533)				227,860,090

Municipal Bonds & Notes – 3.59%

2,300,000	Bridgeport CT GO Taxable Pension Bonds FGIC Insured	7.33	01/15/2007	2,682,605

3,805,000	Hudson County NJ Improvement Authority Facilities Leasing Revenue	7.40	12/01/2025	4,817,701

890,000	La Crosse WI GO Series B	5.00	12/01/2009	967,581

940,000	La Crosse WI GO Series B	5.20	12/01/2010	1,015,811

2,000,000	Minneapolis, St Paul MN Metropolitan Airports Commission Series 15	6.05	01/01/2012	2,304,820

3,035,000	Minneapolis MN GO Series A	6.00	02/01/2026	3,180,832

1,000,000	Stratford CT GO FGIC Insured	6.28	02/15/2009	1,161,680

5,000,000	Student Loan Finance Association Washington Education Ln Rev±	1.40	06/01/2038	5,000,000

1,000,000	Texas State GO	7.15	12/01/2009	1,214,530

Total Municipal Bonds & Notes (Cost $20,100,833)				22,345,560

US Government Agency Securities – 36.59%

Federal Home Loan Mortgage Corporation – 18.22%

137,540	FHLMC # 846367±	4.60	04/01/2029	142,374

5,232,000	FHLMC Corporation #2399	6.50	10/15/2025	5,282,332

77,242	FHLMC # 410425±	4.54	09/01/2026	79,444

49,271	FHLMC # 410464±	4.25	11/01/2026	50,871

402,959	FHLMC # 606279±	3.77	02/01/2015	411,102

5,008,960	FHLMC Series 1675 Class KZ	6.50	02/15/2024	5,440,837

6,480,451	FHLMC Series 2117 Class MK	6.00	02/15/2011	6,579,734

4,463,868	FHLMC Series 2146 Class VB	6.00	12/15/2014	4,618,145

3,753,634	FHLMC Series 2218 Class B	6.00	11/15/2027	3,796,262

5,930,000	FHLMC Series 2358 Class PD	6.00	09/15/2016	6,385,322

10,000,000	FHLMC Series 2360 Class PE	6.00	11/15/2013	10,274,094

12,500,000	FHLMC Series 2363 Class PF	6.00	09/15/2016	13,440,008

16,300,000	FHLMC Series 2416 Class PE	6.00	10/15/2021	17,460,964

8,000,000	FHLMC Series 2416 Class PF	6.00	08/15/2018	8,380,078

2,000,000	FHLMC Series 2439 Class LG	6.00	09/15/2030	2,086,101

15,000,000	FHLMC Series Class 2426 GJ	6.00	03/15/2032	15,894,836

5,710,527	FHLMC Series T-20 Class A6	7.49	09/25/2029	6,203,207

3,441,236	FHLMC	6.00	06/01/2017	3,571,356

3,113,039	FHLMC	6.00	07/01/2017	3,230,750

				113,327,817

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

MANAGED FIXED INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Federal National Mortgage Association – 9.88%

2,114,117	FNMA Grantor Trust	7.00%	12/25/2041	$2,301,745

6,090,776	FNMA	6.50	11/25/2042	6,370,740

7,500,000	FNMA	5.50	07/25/2042	7,833,825

2,621,223	FNMA	5.50	04/01/2018	2,722,512

4,931,487	FNMA	5.50	02/01/2018	5,122,050

5,000,000	FNMA M1B	6.12	05/25/2013	5,537,843

44,244	FNMA #342042±	4.35	06/01/2025	45,426

94,981	FNMA #344689±	4.03	11/01/2025	97,501

90,727	FNMA #344692±	3.97	10/01/2025	92,799

92,317	FNMA #347712±	4.63	06/01/2026	95,581

4,689,276	FNMA #375168	7.13	06/01/2004	4,818,323

2,468,223	FNMA #375462	6.61	11/01/2007	2,818,523

4,705,436	FNMA #380581	6.18	08/01/2008	5,360,173

3,914,918	FNMA #383017	6.49	01/01/2008	4,449,806

1,366,617	FNMA #73272	6.48	12/01/2005	1,484,362

3,258,812	FNMA #73919	6.80	01/01/2004	3,278,626

1,438,999	FNMA #557072±	3.26	06/01/2040	1,474,122

67,535	FNMA Series 1988-5 Z	9.20	03/25/2018	74,007

1,935,464	FNMA Series 1994-30 Class M	6.50	02/25/2024	1,951,605

2,000,000	FNMA Series 1998-M6 Class A2	6.32	08/15/2008	2,206,032

3,303,439	FNMA Series 2001-5 Class OR	6.00	01/25/2012	3,320,722

				61,456,322

Government National Mortgage Association – 8.48%

830	GNMA #525830	7.60	12/15/2041	983

34,723	GNMA #531964	7.72	11/15/2003	41,649

2,917,994	GNMA #780626	7.00	08/15/2027	3,074,836

475,804	GNMA #473917	7.00	04/15/2028	501,379

97,422	GNMA #525459	7.25	01/15/2004	114,115

461,910	GNMA #525459	7.25	01/15/2004	541,058

689,436	GNMA #531435	7.00	03/15/2004	799,585

4,919,301	GNMA Series 37 Class H	6.00	01/17/2021	5,006,887

35,000,000	GNMA Series 2003-3A Class JC	7.08	04/16/2024	42,363,672

266,409	GNMA #533857	7.35	01/15/2004	317,476

				52,761,639

Total US Government Agency Securities (Cost $214,931,332)				227,545,778

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

MANAGED FIXED INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

US Treasury Securities – 5.09%

US Treasury Bonds – 3.47%

4,750,000	US Treasury Bond – Inflation Protected**	3.38%	04/15/2032	$6,162,345

6,810,000	US Treasury Bonds#	6.75	08/15/2026	9,091,350

10,000,000	US Treasury Principal Strip@	5.84	02/15/2015	6,319,770

				21,573,465

US Treasury Notes – 1.62%

2,400,000	US Treasury Note – Inflation Protected**	3.88	01/15/2009	3,084,449

3,300,000	US Treasury Note – Inflation Protected**	3.63	01/15/2008	4,215,380

2,300,000	US Treasury Note – Inflation Protected**	3.50	01/15/2011	2,772,398

				10,072,226

Total US Treasury Securities (Cost $28,349,076)				31,645,691

Shares

Short-Term Investments – 7.24%

45,033,759	Wells Fargo Cash Investment Fund~			45,033,759

Total Short-Term Investments (Cost $45,033,759)

Total Investments In Securities (Cost $621,622,640)*	105.77%			657,818,814

Other Assets And Liabilities, Net	(5.77)			(35,861,641)

Total Net Assets	100.00%			$621,957,173

#	Securities pledged as collateral for futures transactions. (See note 2)
^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable Rate Securities.
**	US Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
@	Zero coupon bond. Interest rate presented is Yield to Maturity.
^^	This security is currently in default.
*	Cost for federal income tax purposes is $621,774,678 and net unrealized appreciation (depreciation) consist of:

Gross Unrealized Appreciation	$40,175,638
Gross Unrealized Depreciation	(4,131,502)

$36,044,136

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

STABLE INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities – 29.57%

7,500,000	Ameriquest Mortgage Securities, Inc. Series 2000-2±	1.96%	07/15/2030	$7,526,837

2,315,626	Asset Backed Securities Corp Home Equity Series 2001-HE2 Class A1±	1.57	06/15/2031	2,316,462

8,756,923	Bank Of America Mortgage Securities	4.57	02/25/2033	9,035,775

2,000,000	Bank One Issuance Trust Series 2002-C2±	2.30	05/15/2008	2,002,256

4,000,000	Capital Automotive Receivables Asset Trust Series 2001-1, Class A5±	1.39	07/15/2006	3,999,472

6,000,000	Chase Credit Card Master Trust Series 2000-3, Class B±	1.66	01/15/2008	6,005,657

2,000,000	Chase Credit Card Master Trust Series 2001-3 Class C±	2.16	09/15/2006	1,994,756

4,054,317	Chase Funding Loan Acquisition Trust Series 2001-FF1±	1.56	04/25/2031	4,054,962

6,560,000	Chesapeake Funding LLC Series 2002-1 Class A1±	1.51	06/07/2007	6,563,806

5,000,000	Chevy Chase Master Credit Card Trust Series 1998-A, Class B±	1.71	10/16/2006	5,001,187

4,292,580	Countrywide Asset Backed Certificates Series 2003-BC1±	1.72	03/25/2033	4,300,102

4,224,005	Countrywide Asset Backed Certificates Series 2003-SD1^±	2.01	12/25/2032	4,229,285

7,500,000	Countrywide Asset-Backed Certificates Series 2000-1±	1.79	03/25/2031	7,488,764

40,447	Countrywide Asset-Backed Certificates Series 2001-1, Class AF3	6.10	08/25/2026	40,389

998,291	Countrywide Home Equity Loan Trust Series 2000-B Class A2±	1.54	08/15/2026	994,777

5,255,465	Countrywide Abcert 2001-A A±	1.55	04/15/2027	5,253,316

5,430,520	CS First Boston Mortgage Securities Corp.±	5.44	12/19/2039	5,528,948

9,384,462	CS First Boston Mortgage Securities Corp. Series 2003-AR2±	4.92	02/25/2033	9,554,556

3,250,000	Daimler Chrysler Auto Trust Series 2000-E, Class A4	6.16	01/08/2006	3,391,267

1,454,756	EQCC Home Equity Loan Trust Series 1998-4 Class A1F±	1.75	01/15/2029	1,458,454

9,273,746	FHLMC Structured Pass Through Securities Series T-54, Class 4A	5.35	02/25/2043	9,673,676

7,267,033	Fifth Third Mortgage Loan Trust Series 2002-FTB1±	5.48	11/19/2032	7,430,541

5,440,000	First Plus Home Loan Trust Series 1997-3 Class A8	7.55	11/10/2023	5,437,334

5,000,000	First USA Credit Card Master Trust Series 1999-1, Class B±	1.72	10/19/2006	5,007,307

10,000,000	Fleet 2003-1 A1±	1.57	01/20/2033	9,993,750

4,750,000	Ford Credit Auto Owners Trust Series 2000-F, Class A3	6.58	11/15/2004	4,841,685

1,238,069	Green Tree Financial Corporation Series 1993-4, Class A4	6.60	01/15/2019	1,253,325

1,500,000	Household Consumer Loan Trust Series 1997-1, Class A3±	1.66	03/15/2007	1,480,561

1,666,667	Household Consumer Loan Trust Series 1997-2, Class A3±	1.71	11/15/2007	1,626,212

5,785,350	Household Home Equity Loan Trust Series 2002-2, Class A±	1.62	04/20/2032	5,789,116

3,437,874	IMC Home Equity Loan Trust Series 1998-3, Class A6	6.40	04/20/2026	3,488,699

3,689,421	Mellon Residential Funding Corporation Series 2001-Tbc1, Class A1±	1.66	11/15/2031	3,701,378

3,543,784	MLCC 2003-A 1A±	1.64	04/25/2028	3,547,013

8,236,502	MLM I03-A2	4.21	02/25/2033	8,296,696

9,848,167	Morgan Stanley Dean Witter Capital±	4.60	03/25/2033	10,246,251

5,243,064	Nations Link Funding Corporation Series 1999-Sl Class A1V±	1.66	11/10/2030	5,254,636

3,425,000	NLFC 1999-Sl A4 99-Sl A4	6.65	11/10/2030	3,713,025

3,741,477	Oakwood Mortgage Investors Incorporated Series 2000-A, Class A2	7.77	05/15/2017	3,841,070

5,926,760	Option One Mortgage Loan Trust±	1.74	02/25/2033	5,947,543

1,012,694	Pass Through Amortizing Credit Card Trust Series 2002-A1, Class A1Fl^±	2.07	06/18/2012	1,011,319

1,282,747	Pass Through Amortizing Credit Card Trust Series 2002-1A, Class A2F6^±	2.67	06/18/2012	1,280,580

1,780,538	Residential Asset Securities Corporation Series 2001-KSL Class AI3±	5.85	02/25/2026	1,785,353

3,266,081	Residential Funding Mortgage Series 2000-HS1±	1.56	09/20/2030	3,255,703

4,441,283	RFFC 03-RP1 A±	1.75	05/05/2033	4,441,283

9,665,517	Sasco 99-C3	3.83	03/25/2033	9,931,319

1,069,880	Sequoia Mortgage Trust±	2.43	10/25/2024	1,071,742

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

STABLE INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities (continued)

3,733,454	Sequoia Mortgage Trust 03-2 A-1±	1.65%	06/20/2033	$3,735,620

4,440,055	Sequoia Mortgage Trust Series 5±	1.67	10/19/2026	4,439,441

5,000,000	Strategic Hotel Capital Incorporated^±	1.86	02/15/2013	5,000,000

2,000,000	Structured Asset Repack TR^±	1.77	03/21/2006	1,999,646

5,000,000	Superior Wholesale Inventory Financing Trust Series 2001-A6, Class A±	1.40	01/16/2006	4,999,657

1,117,299	Toyota Auto Receivables Owner Trust Series 2001-B, Class A3±	1.39	03/15/2005	1,117,230

757,154	Vendee Mortgage Trust Series 1997-1, Class 2H	7.50	12/15/2003	765,498

5,000,000	Vendee Mortgage Trust Series 2002-3, Class B	6.00	03/15/2021	5,245,677

9,071,335	Washington Mutual Series 2003-Ar1±	4.56	03/25/2033	9,490,458

2,500,000	World Financial Network Credit Card Master Series 2001-A Class A±	1.55	06/16/2008	2,502,430

Total Asset Backed Securities (Cost $251,792,854)				253,383,803

Collateralized Mortgage Obligations – 9.31%

3,332,723	Bank Of America Mortgage Securities Series 2002-G Class 2A1±	7.08	07/20/2032	3,430,166

2,595,000	Bankamerica Manufactured Housing Contract Series 1997-1 Class A8	6.73	06/10/2023	2,794,713

1,105,766	Countrywide Home Loans±	3.35	12/25/2031	1,113,033

5,380,000	DVI Receivables Corp.±	1.86	09/12/2010	5,369,364

5,058,084	Fannie Mae Series 2002-90, Class A2	6.50	11/25/2042	5,290,580

2,643,583	GMAC Commercial Mortgage Securities Incorporated Series 1996-C1±	1.60	10/15/2028	2,636,974

5,665,555	GMAC Mortgage Corporation Loan Trust Series 2001-He 3, Class A2±	1.60	03/25/2027	5,654,483

551,946	Housing Securities Incorporated Series 1995-B Class A1A±	4.16	11/25/2028	554,478

4,805,763	Immpac CMB Trust Series 2001-4 Class A1±	1.74	12/25/2031	4,816,913

3,500,000	Mall Of America Company, LLC, Series 2000-1, Class A^±	1.61	03/12/2010	3,503,188

9,153,424	MLCC 99-A A MLCC Mortgage Investors Incorporated±	1.69	03/15/2025	9,166,449

764,545	MLCC Mortgage Investors Incorporated Series 1994-A, Class A3±	2.11	07/15/2019	769,959

1,108,164	MLCC Mortgage Investors Incorporated±	1.69	09/15/2021	1,107,624

14,722,578	MLCC Mortgage Investors Incorporated Series 1995-B Class A±	1.71	10/15/2020	14,746,036

2,518,469	MLCC Mortgage Investors Incorporated Series 97-B, Class A±	1.59	03/16/2026	2,516,636

846,723	Nations Link Funding Corporation Series 1999-Sl, Class D	7.56	11/10/2030	944,389

4,900,000	Principal Residential Mortgage Capital Series 2001-3A, Class A2^±	1.61	12/20/2006	4,900,098

3,069,221	Sasco Floating Rate Commercial Mortgage Series 2001-C8A, Class A^±	1.75	11/18/2010	3,068,637

2,367,731	Vendee Mortgage Trust Series 2001-1 Class 2B	7.00	12/15/2022	2,399,340

5,000,000	Witmer Funding LLC Series 2002-1A, Class A2^±	1.57	01/20/2007	4,996,875

Total Collateralized Mortgage Obligations (Cost $79,500,639)				79,779,935

Corporate Bonds & Notes – 22.01%

Business Services – 1.21%

2,250,000	Cendant Corporation	6.88	08/15/2006	2,501,795

1,750,000	Oracle Corporation	6.72	02/15/2004	1,815,450

6,000,000	Union Financial Services±	1.37	12/01/2032	6,017,131

				10,334,376

Chemicals And Allied Products – 0.62%

2,250,000	American Home Products Corporation	7.90	02/15/2005	2,479,849

2,720,000	Eastman Chemical	6.38	01/15/2004	2,794,547

				5,274,396

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

STABLE INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Depository Institutions – 2.92%

1,750,000	Associated BK Green Bay 12/10/2004±	1.39%	12/10/2004	$1,750,807

2,100,000	Bank Of America Corporation±	1.53	08/26/2005	2,106,004

1,250,000	First Bank Systems Incorporated	7.63	05/01/2005	1,385,716

2,450,000	Keycorp±	1.53	08/30/2004	2,448,709

2,500,000	Marshall & Ilsley Corporation	6.38	07/15/2003	2,514,178

1,200,000	Mercantile Bancorp	7.05	06/15/2004	1,271,081

2,000,000	Old Kent Bank And Trust	7.75	08/15/2010	2,225,066

2,000,000	PNC Bank N.A.	7.88	04/15/2005	2,196,962

2,475,000	PNC Funding Corp±	1.69	10/29/2004	2,479,245

1,500,000	Popular N.A. Incorporated±	2.94	10/15/2003	1,505,277

2,700,000	State Street Capital Trust II±	1.79	02/15/2008	2,699,808

2,450,000	Washington Mutual Banks±	1.70	07/25/2006	2,457,171

				25,040,023

Eating And Drinking Places – 0.34%

2,810,000	Aramark Services Incorporated	6.75	08/01/2004	2,941,182

Electric, Gas, And Sanitary Services – 0.30%

2,350,000	Duke Energy Field Services	7.50	08/16/2005	2,573,626

Electronic And Other Electrical Equipment & Components, Except Computer Equipment – 0.57%

2,455,000	Dominion Resources Incorporated±	1.88	07/02/2003	2,455,452

2,000,000	General Electric Capital Corporation±	1.41	09/15/2004	2,003,160

400,000	Philips Electronics NV Koninklijke	6.75	08/15/2003	403,956

				4,862,568

Fabricated Metal Products, Except Machinery And Transportation Equipment – 0.22%

1,845,000	Masco Corporation	6.13	09/15/2003	1,867,262

Food And Kindred Products – 1.09%

1,500,000	Campbell Soup Company±	1.76	10/18/2003	1,501,968

1,685,000	Conagra Foods Incorporated±	2.02	09/10/2003	1,686,193

1,750,000	General Mills Incorporated	8.11	11/18/2004	1,900,075

2,000,000	Heinz (HJ) Company Bonds Series^±	6.49	11/15/2003	2,041,806

2,250,000	Kraft Foods Incorporated±	1.48	11/26/2004	2,241,995

				9,372,037

Forestry – 0.35%

3,000,000	Weyerhaeuser Company±	2.38	09/15/2003	3,000,390

General Merchandise Stores – 0.23%

2,000,000	Sears Roebuck Acceptance 01/07/2004±	4.23	01/07/2004	2,012,386

Holding And Other Investment Offices – 2.51%

7,500,000	Collegiate Funding Services^±	1.35	12/01/2041	7,500,000

7,500,000	Collegiate Funding Services Education Loan Trust	1.64	09/28/2020	7,500,000

2,000,000	Golden Funding Corporation^±	1.64	06/21/2004	2,004,172

2,000,000	Monumental Global Funding^±	1.48	05/28/2004	2,001,954

2,500,000	Structured Asset Repackaged Trust^±	1.58	11/28/2003	2,501,683

				21,507,809

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

STABLE INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Hotels, Rooming Houses, Camps, & Other Lodge Places – 0.06%

500,000	Marriott International	6.63%	11/15/2003	$509,547

Industrial & Commercial Machinery & Computer Equipment – 0.39%

1,350,000	Parker-Hannifin Corporation±	2.09	10/01/2003	1,351,361

2,000,000	Smith International Incorporated^±	2.41	10/15/2003	2,001,248

				3,352,609

Insurance Agents, Brokers And Service – 1.07%

2,675,000	Allstate Financial Global^±	1.63	03/22/2005	2,675,233

3,750,000	Principal Life Global^±	1.63	05/27/2005	3,750,049

2,650,000	Protective Life US Funding Trust^	5.50	05/14/2004	2,750,692

				9,175,974

Insurance Carriers – 1.25%

1,900,000	Amerus Group Company	6.95	06/15/2005	1,941,905

1,250,000	AON Corporation	6.90	07/01/2004	1,305,635

1,000,000	Lincoln National Corporation	7.25	05/15/2005	1,104,915

1,915,000	Markel Corporation	7.25	11/01/2003	1,947,224

2,500,000	Monumental Life±	1.32	10/16/2003	2,500,213

1,850,000	Progressive Corporation	6.60	01/15/2004	1,908,149

				10,708,040

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 0.24%

2,050,000	Raytheon Company	5.70	11/01/2003	2,071,970

Miscellaneous Retail – 0.41%

3,500,000	Ek Float±	1.84	11/08/2004	3,499,437

Non-Depository Credit Institutions – 3.40%

2,000,000	American Honda Finance Corporation^±	1.64	11/15/2004	2,011,904

9,650,000	Education Funding Capital Trust±	1.35	06/01/2042	9,650,000

2,750,000	Ford Motor Credit Company±	1.51	04/28/2005	2,617,018

2,865,000	General Motors Acceptance Corporation±	3.34	03/04/2005	2,868,438

2,000,000	John Hancock Global Funding^±	1.60	09/12/2006	1,993,514

10,000,000	Morgan Stanley Dean Witter CC Heloc 03-1A	1.60	11/25/2003	10,000,000

				29,140,874

Oil And Gas – 0.17%

1,297,000	Columbia Energy Group	6.80	11/28/2005	1,424,220

Oil And Gas Extraction – 0.53%

1,000,000	Halliburton Company±	1.45	07/16/2003	997,560

3,490,000	US Marathon Oil Corporation	9.63	08/15/2003	3,541,558

				4,539,118

Primary Metal Industries – 0.21%

1,770,000	Alcoa Incorporated±	1.61	12/06/2004	1,773,744

Printing, Publishing, And Allied Industries – 0.24%

1,825,000	Time Warner Incorporated	8.11	08/15/2006	2,080,219

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

STABLE INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Railroad Transportation – 0.24%

2,000,000	Norfolk Southern Corporation	7.88%	02/15/2004	$2,086,904

Real Estate – 0.12%

1,000,000	Susa Partnership LP	7.13	11/01/2003	1,022,129

Security And Commodity Brokers, Dealers, Exchanges & Services – 1.03%

2,000,000	Merrill Lynch and Company Incorporated±	1.68	05/22/2006	2,006,406

6,818,393	Saloman Brothers Mortgage Securities Series 1999-AQ1, Class A±	1.64	04/25/2029	6,811,349

				8,817,755

Stone, Clay, Glass, And Concrete Products – 0.08%

700,000	Newell Rubbermaid Incorporated	5.70	09/22/2003	708,673

Student Loan Marketing Association – 1.17%

10,000,000	Student Loan Consolidations^±	1.33	07/01/2042	10,000,000

Transportation By Air – 0.18%

1,500,000	Federal Express Corporation	6.63	02/12/2004	1,551,812

Transportation Equipment – 0.86%

1,500,000	Boeing Capital Corporation±	2.23	10/15/2004	1,496,901

2,800,000	Daimler Chrysler N.A. Holdings±	1.61	08/16/2004	2,791,023

3,050,000	General Dynamics Corporation±	1.56	09/01/2004	3,052,858

				7,340,782

Total Corporate Bonds & Notes ($187,340,419)				188,589,861

Municipal Bonds & Notes – 2.86%

7,000,000	Arizona Educational Loan Marketing Corp Taxable Sub Series B-1±	1.45	12/01/2037	7,000,000

4,700,000	Colorado Student Obligation Bond Csoba 2003-VIII A2±	1.55	12/01/2032	4,700,000

2,450,000	Connecticut Stated GO Bonds	6.50	12/01/2003	2,511,887

595,000	Cow Creek Bank Umpaqua Tribe of Indians Ambac Insured^	6.20	07/01/2003	597,386

1,085,000	Hudson County NJ GO Bonds Remarked	6.09	09/01/2005	1,145,445

545,000	Seattle WA GO Bonds Series B	7.10	01/15/2004	563,939

8,000,000	Student Loan Finance Association Washington Education Loan REV±	1.43	06/01/2038	8,000,000

Total Municipal Bonds & Notes ($24,360,862)				24,518,657

US Government Agency Securities – 25.83%

Federal Agency And Government – 0.48%

28,800	SBA 500276 Truckee River BA±	6.13	05/25/2007	30,053

220,527	SBA 500957 National Bank of Company±	4.50	07/25/2014	232,323

164,478	SBA 501224 The Money Store	3.00	06/25/2015	167,812

27,245	SBA 502966 Union Planters±	5.48	05/25/2015	29,114

266,293	SBA 503405 Union Planters±	4.63	05/25/2016	284,452

942,142	SBA 503611 Union Planters±	4.13	12/25/2021	999,109

33,835	SBA 503653 Union Planters±	4.88	01/25/2010	35,470

643,085	SBA 503658 Union Planters±	5.38	09/25/2010	678,347

247,356	SBA 503664 Union Planters±	4.73	01/25/2013	261,211

1,249,307	SBA	7.88	05/01/2010	1,390,567

				4,108,459

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

STABLE INCOME PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Federal Home Loan Mortgage Corporation – 11.25%

30,000,000	FHLMC	1.88%	06/15/2006	$30,059,040

3,814,736	FHLMC	6.00	07/01/2017	3,958,978

51,905	FHLMC # 410220	4.15	10/01/2025	53,431

92,724	FHLMC # 46698±	3.52	12/01/2015	93,369

165,917	FHLMC # 611084	4.77	06/01/2030	171,516

1,159,883	FHLMC # 786614±	6.05	08/01/2025	1,210,675

6,529,068	FHLMC # W10002	6.78	11/01/2003	6,531,108

267,847	FHLMC # 845151±	4.66	06/01/2022	277,681

45,847	FHLMC # 846367±	4.60	04/01/2029	47,458

1,255,224	FHLMC Series 1192, Class I	7.50	01/15/2007	1,313,953

23,289,000	FHLMC Series 2356 Class GB	6.00	07/15/2013	23,816,498

5,161,000	FHLMC Series 2456 Class QB	5.50	04/15/2016	5,174,767

5,610,467	FHLMC Series T-35 Class A±	1.46	09/25/2031	5,611,598

7,500,000	FHLMC	4.50	03/15/2013	7,810,547

9,475,404	FHLMC Structured Pass Through Securities Series T-54, Class 3A	7.00	02/25/2043	10,268,969

				96,399,588

Federal National Mortgage Association – 13.93%

7,960,498	FNMA Grantor Trust Series 2002-T12, Class A3	7.50	05/25/2042	8,798,842

383,252	FNMA # 155506±	4.50	04/01/2022	394,829

1,127,973	FNMA # 190815±	3.52	07/01/2017	1,136,565

148,010	FNMA # 220706±	4.48	06/01/2023	152,123

1,294,158	FNMA # 253482	8.50	10/01/2030	1,393,241

133,460	FNMA # 318464±	3.75	04/01/2025	137,493

380,325	FNMA # 321051	4.45	08/01/2025	390,330

74,413	FNMA # 331866±	4.17	12/01/2025	76,604

124,548	FNMA # 519047±	4.39	09/01/2029	128,820

9,290,486	FNMA # 545927	6.50	12/01/2015	9,757,909

15,000,000	FNMA # 460900	3.92	01/01/2008	15,504,241

1,618,650	FNMA Series 1991-146 Class Z	8.00	10/25/2006	1,720,241

8,325,549	FNMA Series 2001-37, Class GA	8.00	07/25/2016	8,988,116

4,700,452	FNMA Series 2001-5 Class OR	6.00	01/25/2012	4,725,044

1,531,686	FNMA Series 2001-W1, Class AV1±	1.44	08/25/2031	1,531,296

20,000,000	FNMA Series 2002-16, Class QC	5.50	02/25/2012	20,473,840

15,000,000	FNMA Series 2002-3, Class ON	5.75	06/25/2012	15,185,906

14,545,000	FNMA Series 2002-7 Class QK	5.50	03/25/2015	14,858,449

3,427,450	FNMA Series 2002-W10	7.50	08/25/2042	3,788,405

10,000,000	FNMA	3.38	07/15/2004	10,238,990

				119,381,284

Government National Mortgage Association – 0.17%

1,374,383	GNMA # 780533	7.00	07/15/2008	1,474,455

Total US Government Agency Securities (Cost $218,354,366)				221,363,786

US Treasury Securities – 6.73%

33,150,000	US Treasury Notes – inflation protected*§	3.63	01/15/2008	42,345,403

12,000,000	US Treasury Notes – inflation protected*	3.38	01/15/2007	15,305,779

Total US Treasury Securities (Cost $55,224,981)				57,651,182

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

STABLE INCOME PORTFOLIO

Shares	Security Name	Value

Short-Term Investments – 4.05%

34,730,940	Wells Fargo Cash Investment Fund~	$34,730,940

Total Short-Term Investments ($34,730,940)		34,730,940

Total Investments In Securities (Cost $851,305,061)*	100.36%	860,018,166

Other Assets and Liabilities, Net	(0.36)	(3,121,032)

Total Net Assets	100.00%	$856,897,134

^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable Rate Securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
§	Securities pledged as collateral for swaps transactions. (See note 2)
*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation (depreciation) consist of:

Gross Unrealized Appreciation	$8,713,105
Gross Unrealized Depreciation	0

$8,713,105

The accompanying notes are an integral part of these financial statements.

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

STRATEGIC VALUE BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Asset Backed Securities – 9.71%

1,839,000	Aesop Funding LLC Series 1998-1 Class A^	6.14%	05/20/2006	$1,974,618

1,500,000	Banc One Insurance Trust	1.68	04/15/2008	1,499,279

1,000,000	Chase Credit Card Master Trust Series 2001-3 Class C±	2.16	09/15/2006	997,378

1,000,000	Chase Funding Mortgage Loan	6.60	02/25/2032	1,098,990

1,200,000	Chase Funding Mortgage Loan	5.83	04/25/2032	1,260,738

1,000,000	Citibank Credit Card Issuance Trust Series 2001-C3 Class C3	6.65	05/15/2008	1,098,353

1,282,842	EQCC Home Equity Loan Trust Series 1999-2 Class A6F	6.69	07/25/2030	1,398,291

823,094	Green Tree Financial Corporation Series 1997-7 Class A8	6.86	07/15/2029	877,530

1,000,000	Green Tree Home Equity Loan Trust	6.92	08/15/2026	1,044,202

1,000,000	Green Tree Home Equity Loan Trust Series 1999-C Class M2	8.36	07/15/2030	1,094,540

385,150	Household Consumer Loan Trust Series 1997-1 Class A1±	1.43	03/15/2007	385,090

1,450,000	Long Beach Mortgage Loan	6.46	05/25/2032	1,605,105

472,591	Pass-Through Amortizing Credit Card Trust Series 2002-1A, Class A2F6^±	2.67	06/18/2012	471,793

1,226,000	Rental Car Finance Corporation Series 1997-1 Class B3^	6.70	09/25/2007	1,275,205

1,000,000	Residential Funding Mortgage Securities Series 2002-Hi3 Class A6	5.98	08/25/2019	1,088,545

1,466,409	Saxon Asset Securities Trust 1999-2 Class A1	6.42	03/25/2014	1,555,065

280,920	Sequoia Mortgage Trust Series 2 Class A1±	2.43	10/25/2024	281,409

433,296	Van Kampen CLO Limited Series 1A Class A1^±	1.58	10/08/2007	426,796

632,000	World Omni Automobile Lease Securitization Series 2001-Aa Class B^±	2.23	07/20/2007	628,267

Total Asset Backed Securities (Cost $19,118,966)				20,061,194

Collateralized Mortgage Obligations – 5.36%

382,025	Bank Of America Mortgage Securities Series 2001-C Class B1±	6.18	07/25/2031	383,756

504,696	Bank Of America Mortgage Security Series 2001-E Class B1±	6.18	09/25/2031	511,746

1,000,000	Bankamerica Manufactured Housing Contract Series 1997-1 Class A8	6.73	06/10/2023	1,076,961

632,728	Countrywide Mortgage Backed Securities Incorporated	6.50	01/25/2024	635,177

1,089,846	Fedex Corporation Series 97-B	7.52	01/15/2018	1,233,509

225,510	Housing Securities Incorporated Series 1995-B Class A1A±	4.16	11/25/2028	226,544

2,452,000	Merrill Lynch Mortgage Investors Incorporated Series 1997-CI Class A3	7.12	06/18/2029	2,786,434

1,441,843	Nationslink Funding Corporation Series 1999-Sl Class A1V±	1.66	11/10/2030	1,445,025

423,362	Nationslink Funding Corporation Series 1999-Sl Class D	7.56	11/10/2030	472,194

959,514	Prudential Home Mortgage Securities Series 1993-57 Class A9	6.50	12/25/2023	960,953

1,333,277	Vendee Mortgage Trust Series 1992-2 Class G	7.25	02/15/2019	1,355,463

Total Collateralized Mortgage Obligations (Cost $10,571,670)				11,087,762

Corporate Bonds & Notes – 44.92%

Administration Of Human Resource Programs – 0.44%

850,000	US Oncology Incorporated	9.63	02/01/2012	915,875

Apparel & Other Finished Products Made From Fabrics & Similar Materials – 0.80%

500,000	Phillips Van Huesen Debenture	7.75	11/15/2023	505,000

375,000	Russell Corporation	9.25	05/01/2010	405,000

734,000	Tommy Hilfiger USA Incorporated	6.50	06/01/2003	734,000

				1,644,000

Apparel And Accessory Stores – 0.25%

510,000	Remington Arms Company^	10.50	02/01/2011	511,275

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

STRATEGIC VALUE BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Business Services – 1.03%

375,000	Iron Mountain Incorporated	8.63%	04/01/2013	$403,125

400,000	Kansas City Southern	7.50	06/15/2009	404,000

600,000	NCR Corporation^	7.13	06/15/2009	660,100

625,000	Unisys Corporation	8.13	06/01/2006	664,063

				2,131,288

Chemicals And Allied Products – 4.28%

500,000	Airgas Incorporated	7.75	09/15/2006	520,000

225,000	Airgas Incorporated	9.13	10/01/2011	248,625

500,000	Ashland Incorporated	7.83	08/15/2005	538,049

650,000	Bristol-Myers Squibb	5.75	10/01/2011	729,830

2,965,000	Eastman Chemical	7.00	04/15/2012	3,454,507

400,000	IMC Global Incorporated Series B	11.25	06/01/2011	444,000

900,000	Lyondell Chemical Company Series A	9.63	05/01/2007	884,250

400,000	Olin Corporation	9.13	12/15/2011	493,220

850,000	RPM International Incorporated	7.00	06/15/2005	898,023

600,000	Watson Pharmaceutical Incorporated	7.13	05/15/2008	634,500

				8,845,004

Communications – 1.36%

600,000	Cox Enterprises Incorporated^	8.00	02/15/2007	692,812

375,000	Panamsat Corporation	6.38	01/15/2008	379,688

275,000	Sincorporatedlair Broadcast Group Incorporated Global Company Guaranteed	8.75	12/15/2011	299,406

600,000	Time Warner Incorporated	7.57	02/01/2024	678,863

600,000	Viacom Incorporated	7.70	07/30/2010	751,105

				2,801,873

Depository Institutions – 8.00%

1,100,000	Associated Bancorp	6.75	08/15/2011	1,276,494

1,050,000	Bank One Capital±	2.84	09/01/2030	1,063,275

1,839,000	Bankamerica Capital±	1.87	01/15/2027	1,669,621

1,489,000	Chase Capital Floating Rate±	1.94	08/01/2028	1,306,026

1,000,000	City National Bank	6.75	09/01/2011	1,152,462

625,000	Colonial Bank	9.38	06/01/2011	720,033

1,226,000	Deposit Guaranty Corporation	7.25	05/01/2006	1,406,705

1,226,000	Farmers Exchange Capital^	7.20	07/15/2048	989,657

1,250,000	First Union National Bank	7.80	08/18/2010	1,566,519

1,250,000	Firstar Bank N.A.	7.13	12/01/2009	1,520,223

600,000	Fleet Capital Trust±	2.28	12/18/2028	547,337

450,000	Northern Trust Capital±	1.81	01/15/2027	406,788

1,364,000	Old Kent Financial Corporation	6.63	11/15/2005	1,509,057

750,000	Reliastar Financial Corporation	8.00	10/30/2006	873,859

450,000	Washington Mutual Bank	6.88	06/15/2011	537,395

				16,545,451

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

STRATEGIC VALUE BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Eating And Drinking Places – 0.34%

672,000	Aramark Services Incorporated	6.75%	08/01/2004	$703,372

Educational Services – 2.09%

2,235,000	Massachusetts Institute of Technology	7.25	11/02/2049	2,884,482

1,250,000	Stanford University	6.16	04/30/2011	1,431,483

				4,315,965

Electric, Gas, And Sanitary Services – 0.29%

500,000	Duke Energy Field Services	7.88	08/16/2010	600,980

Electronic And Other Electrical Equipment & Components, Except Computer Equipment – 2.06%

800,000	Applied Materials Incorporated	7.00	09/06/2005	885,566

500,000	Delco Remy International Incorporation	11.00	05/01/2009	312,500

800,000	General Electric Company	5.00	02/01/2013	854,411

550,000	Hyundai Semiconductor^	8.25	05/15/2004	463,374

400,000	L3 Communications Corporation	7.63	06/15/2012	436,000

400,000	Sanmina-Science Corp.^	10.38	01/15/2010	444,000

600,000	Thomas & Betts Corporation	6.63	05/07/2008	606,000

250,000	Thomas & Betts Corporation	7.25	06/01/2013	251,250

				4,253,102

Engineering, Accounting, Research Management & Related Services – 0.28%

600,000	Massey Energy Company	6.95	03/01/2007	576,000

Fabricated Metal Products, Except Machinery And Transportation Equipment – 0.20%

375,000	Alliant Techsystems Incorporated	8.50	05/15/2011	405,938

Food And Kindred Products – 1.41%

650,000	Conagra Incorporated	7.88	09/15/2010	819,445

375,000	Constellation Brands Incorporated	8.00	02/15/2008	403,594

375,000	Corn Products International Incorporated	8.25	07/15/2007	420,000

375,000	Cott Beverages Incorporated	8.00	12/15/2011	399,375

500,000	General Mills Incorporated	6.00	02/15/2012	570,840

400,000	Land O Lakes Incorporated	8.75	11/15/2011	300,000

				2,913,253

General Merchandise Stores – 0.24%

475,000	Rite Aid Corporation^	9.50	02/15/2011	503,500

Health Services – 0.92%

850,000	AARP^	7.50	05/01/2031	1,075,158

600,000	Healthsouth Corporation^^	7.63	06/01/2012	405,000

400,000	NDChealth Corporation^	10.50	12/01/2012	420,000

				1,900,158

Holding And Other Investment Offices – 0.82%

475,000	Johnsondiversey Incorporated	9.63	05/15/2012	527,250

500,000	Monumental Global Funding^	6.05	01/19/2006	552,784

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

STRATEGIC VALUE BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Holding And Other Investment Offices (continued)

500,000	National City Bank	7.25%	07/15/2010	$604,808

				1,684,842

Hotels, Rooming Houses, Camps, & Other Lodge Places – 0.38%

500,000	HMH Properties Incorporated	7.88	08/01/2008	498,750

280,000	Management Grand Incorporated	6.88	02/06/2008	296,100

				794,850

Industrial & Commercial Machinery & Computer Equipment – 1.13%

500,000	American Standard Incorporated	8.25	06/01/2009	550,000

400,000	Briggs & Stratton Corporation	8.88	03/15/2011	456,000

625,000	SPX Corporation	7.50	01/01/2013	657,813

657,000	Terex Corporation	8.88	04/01/2008	679,995

				2,343,808

Insurance Carriers – 5.27%

500,000	Amerus Group Company	6.95	06/15/2005	511,028

599,000	Equitable Life Assurance Society^	6.95	12/01/2005	670,057

400,000	John Hancock Global Funding^	7.90	07/02/2010	497,778

532,000	Lincoln National Corporation	7.25	05/15/2005	587,815

807,000	Markel Corporation	7.20	08/15/2007	903,357

1,000,000	Mass Mutual Life Insurance Company^	7.63	11/15/2023	1,264,673

2,000,000	Minnesota Life Insurance Company^	8.25	09/15/2025	2,516,368

1,000,000	Pacific Mutual Life Insurance Company^	7.90	12/30/2023	1,207,686

1,073,000	Prudential Insurance Company^	7.65	07/01/2007	1,241,853

682,000	Reinsurance Group of America^	7.25	04/01/2006	742,808

700,000	Unitrin Incorporated	5.75	07/01/2007	748,663

				10,892,086

Measuring, Analyzing, & Controlling Instruments: Photographic, Medical & Optical Goods – 1.19%

225,000	Bausch & Lomb Incorporated	7.13	08/01/2028	213,188

750,000	Beckman Coulter Incorporated	6.88	11/15/2011	865,454

150,000	Cole National Group	8.88	05/15/2012	141,375

650,000	Perkinelmer Incorporated^	8.88	01/15/2013	702,000

500,000	Raytheon Company	5.50	11/15/2012	538,122

				2,460,139

Membership Organizations – 0.25%

475,000	British Sky Broadcasting Incorporated	7.30	10/15/2006	523,688

Metal Mining – 0.49%

500,000	Alcoa Incorporated	7.38	08/01/2010	610,770

400,000	Phelps Dodge Corporation	6.38	11/01/2004	410,309

				1,021,079

Miscellaneous Manufacturing Industries – 0.45%

750,000	Manufacturers & Traders Trust Company	8.00	10/01/2010	934,028

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

STRATEGIC VALUE BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Miscellaneous Retail – 0.19%

400,000	American Greetings	6.10%	08/01/2028	$403,000

Motion Pictures – 0.21%

375,000	Alliance Atlantis Communications	13.00	12/15/2009	427,500

Municipal – 0.75%

1,225,000	Hudson County NJ Improvement Authority Facilities Leasing Revenue	7.40	12/01/2025	1,551,034

Non-Depository Credit Institutions – 0.76%

650,000	Athena Neurosciences Finance Limited Liabilities Company	7.25	02/21/2008	523,250

1,000,000	Ford Motor Credit Company	7.38	10/28/2009	1,041,313

				1,564,563

Oil And Gas Extraction – 1.15%

375,000	Halliburton Company±	1.45	07/16/2003	374,085

400,000	Parker Drilling Company Series A	10.13	11/15/2009	429,000

300,000	Pemco Refining Group^	9.50	02/01/2013	334,500

525,000	Pioneer Natural Resource Company	6.50	01/15/2008	567,868

275,000	Pioneer Natural Resource Company	9.63	04/01/2010	338,578

325,000	Swift Energy Company	9.38	05/01/2012	342,875

				2,386,906

Paper And Allied Products – 0.86%

850,000	Abitibi Consolidated Incorporated	8.55	08/01/2010	969,119

306,000	Buckeye Technologies Incorporated	8.50	12/15/2005	298,350

500,000	Fort James Corporation	6.70	11/15/2003	502,500

				1,769,969

Personal Services – 0.61%

600,000	Cendant Corporation	7.38	01/15/2013	697,609

425,000	Service Corporation International	6.00	12/15/2005	427,125

125,000	Stewart Enterprises	10.75	07/01/2008	138,438

				1,263,172

Petroleum Refining And Related Industries – 0.59%

825,000	El Paso Production Holdings^	7.75	06/01/2013	818,813

355,000	Marathon Oil Corporation	6.13	03/15/2012	401,506

				1,220,319

Pipelines, Except Natural Gas – 0.62%

475,000	Reliant Energy Resources	8.13	07/15/2005	514,402

775,000	Shaw Group Incorporated^	10.75	03/15/2010	767,250

				1,281,652

Primary Metal Industries – 0.42%

424,000	Centuary Aluminum Company	11.75	04/15/2008	432,480

420,000	United States Steel LLC	10.75	08/01/2008	435,750

				868,230

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

STRATEGIC VALUE BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Printing, Publishing, And Allied Industries – 0.57%

575,000	Canwest Media Incorporated	10.63%	05/15/2011	$649,750

500,000	Houghton Mifflin Senior Notes^	8.25	02/01/2011	520,625

				1,170,375

Security And Commodity Brokers, Dealers, Exchanges & Services – 0.73%

620,000	Merrill Lynch Floating Rate±	1.68	05/22/2006	621,986

750,000	Morgan Stanley Dean Witter	6.75	04/15/2011	883,128

				1,505,114

Stone, Clay, Glass, And Concrete Products – 0.43%

375,000	Owens-Brockway Glass Container	8.88	02/15/2009	397,500

500,000	Texas Industries Incorporated^	10.25	06/15/2011	500,000

				897,500

Telecommunications – 0.36%

700,000	Sprint Capital Corporation	6.00	01/15/2007	737,628

Transportation By Air – 0.74%

1,048,967	Continental Airlines Incorporated	6.80	07/02/2007	685,212

463,864	Continental Airlines Incorporated	7.03	06/15/2011	327,252

276,571	Delta Air Lines	7.78	01/02/2012	208,827

378,173	Northwest Airlines Corporation Series 991A	6.81	02/01/2020	312,518

				1,533,809

Transportation Equipment – 1.35%

650,000	Daimlerchrysler National Holdings	7.75	01/18/2011	785,268

600,000	General Motors Acceptance Corporation	5.85	01/14/2009	608,341

500,000	JLG Industries Incorporated^	8.25	05/01/2008	501,250

860,000	Navistar International Corporation Series A	9.38	06/01/2006	885,800

				2,780,659

Water Transportation – 0.51%

400,000	Overseas Ship Holding Group Incorporated^	8.25	03/15/2013	410,000

612,000	Teekay Shipping Corporation	8.32	02/01/2008	648,720

				1,058,720

Wholesale Trade-Durable Goods – 0.10%

200,000	Advanced Medical Optics	9.25	07/15/2010	210,000

Total Corporate Bonds & Notes (Cost $87,678,703)				92,851,697

US Government Agency Securities – 33.40%

Federal Home Loan Mortgage Corporation – 20.84%

1,000,000	FHLMC FHR 2399	6.50	10/15/2025	1,009,620

2,300,479	FHLMC Series 1675 Class KZ	6.50	02/15/2024	2,498,828

1,309,051	FHLMC Series 2117 Class MK	6.00	02/15/2011	1,329,106

1,876,817	FHLMC Series 2218 Class B	6.00	11/15/2027	1,898,131

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

STRATEGIC VALUE BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

Federal Home Loan Mortgage Corporation (continued)

5,000,000	FHLMC Series 2358 Class PD	6.00%	09/15/2016	$5,383,914

4,088,000	FHLMC Series 2360 Class PE	6.00	11/15/2013	4,200,050

7,500,000	FHLMC Series 2363 Class PF	6.00	09/15/2016	8,064,005

6,500,000	FHLMC Series 2416 Class PE	6.00	10/15/2021	6,962,961

1,500,000	FHLMC Series 2439 Class LG	6.00	09/15/2030	1,564,575

5,000,000	FHLMC Series Class 2426 GJ	6.00	03/15/2032	5,298,279

2,004,834	FHLMC Series T-20 Class A6	7.49	09/25/2029	2,177,803

2,576,000	FHLMC Series 2416, Class PF	6.00	08/15/2018	2,698,385

				43,085,657

Federal National Mortgage Association – 6.37%

1,686,028	FNMA	6.50	11/25/2042	1,763,527

704,706	FNMA Grantor Trust	7.00	12/25/2041	767,248

1,149,810	FNMA # 375168	7.13	06/01/2004	1,181,453

1,141,515	FNMA # 73919	6.80	01/01/2004	1,148,456

1,729,694	FNMA # 380268	6.20	05/01/2005	1,831,564

1,441,746	FNMA # 380581	6.18	08/01/2008	1,642,357

978,729	FNMA # 383017	6.49	01/01/2008	1,112,452

987,049	FNMA	5.50	02/01/2018	1,025,191

995,705	FNMA	5.50	04/01/2018	1,034,181

658,058	FNMA Series 1994-30 Class M	6.50	02/25/2024	663,546

986,371	FNMA Series 2001-45 Class PB	6.00	07/25/2011	988,656

				13,158,631

Government National Mortgage Association – 6.19%

532,504	GNMA # 354692	6.50	11/15/2023	561,760

725,039	GNMA # 361398	6.50	01/15/2024	764,258

713,165	GNMA # 366641	6.50	11/15/2023	752,347

683,027	GNMA # 345066	6.50	10/15/2023	720,553

324,102	GNMA # 473918	7.00	04/15/2028	341,981

196,987	GNMA # 531435	7.00	03/15/2004	228,459

615,596	GNMA # 346960	6.50	12/15/2023	649,418

7,000,000	GNMA # 525459	7.08	04/16/2024	8,472,734

148,479	GNMA # 525459	7.25	01/15/2004	173,921

31,314	GNMA # 525459	7.25	01/15/2004	36,680

10,421	GNMA # 531964	7.72	11/15/2003	12,500

66,608	GNMA # 533857	7.35	01/15/2004	79,376

				12,793,987

Total US Government Agency Securities (Cost $64,689,438)				69,038,272

Shares

Private Investment Partnership – 0.20%

1,000,000	PPM America CBO II, LP			419,059

Total Private Investment Partnership (Cost $1,019,820)				419,059

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

STRATEGIC VALUE BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value
US Treasury Securities – 1.94%

US Treasury Bonds – 1.14%

1,750,000	US Treasury Bonds#	7.25%	05/15/2016	$2,363,594

US Treasury Notes – 0.80%

800,000	US Treasury Notes-inflation protected**	3.88	01/15/2009	1,028,150

250,000	US Treasury Notes-inflation protected**	3.50	01/15/2011	301,348

250,000	US Treasury Notes-inflation protected**	3.63	01/15/2008	319,347

				1,648,845

Total US Treasury Securities (Cost $3,552,067)				4,012,438

Shares
Short-Term Investments – 7.88%

16,290,971	Wells Fargo Cash Investment Fund ~	16,290,971

Total Short-Term Investments (Cost $16,290,971)

Total Investments In Securities (Cost $202,921,635)*	103.42%	213,761,390

Other Assets And Liabilities, Net	(3.42)	(7,062,401)

Total Net Assets	100.00%	$206,698,989

#	Securities pledged as collateral for futures transactions. (See note 2)
^	Securities that may be resold to “Qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
±	Variable Rate Securities.
**	US Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
~	This Wells Fargo Fund invests cash balances that it retains for liquididty purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
^^	This security is currently in default.
*	Cost for federal income tax purposes is $202,921,913 and net unrealized appreciation (depreciation) consist of:

Gross Unrealized Appreciation	$13,219,447
Gross Unrealized Depreciation	(2,379,970)

$10,839,477

The accompanying notes are an integral part of these financial statements.

MASTER PORTFOLIOS	PORTFOLIO OF INVESTMENTS — MAY 31, 2003

TACTICAL MATURITY BOND PORTFOLIO

Principal	Security Name	Interest Rate	Maturity Date	Value

US Government Agency Securities – 45.00%

Federal Home Loan Mortgage Corporation – 13.55%

30,000,000	FHLB	2.40%	12/20/2004	$30,016,980

27,000,000	FHLB	2.04	01/14/2005	27,024,705

				57,041,685

Federal National Mortgage Association – 17.87%

24,000,000	FNMA	2.00	05/05/2005	24,081,000

30,000,000	FNMA	2.03	04/28/2005	30,099,780

21,000,000	FRMA	2.45	12/13/2004	21,007,581

				75,188,361

Student Loan Marketing Association – 13.58%

27,000,000	SLMA	2.13	04/25/2005	27,035,694

30,000,000	SLMA	2.05	04/25/2005	30,098,280

				57,133,974

Total US Government Agency Securities (Cost $189,000,000)				189,364,020

Corporate Bonds & Notes – 8.50%

Finance Companies – 4.58%

19,250,000	General Electric Capital Corporation ±	1.43	04/22/2004	19,270,944

Retail – 3.92%

16,500,000	Wal Mart ±	1.24	02/22/2005	16,485,860

Total Corporate Bonds & Notes (Cost $35,728,147)				35,756,804

US Treasury Securities – 41.75%

46,650,000	US Treasury Bonds	5.25	02/15/2029	52,244,360

49,875,000	US Treasury Bonds	5.25	11/15/2028	55,807,382

36,400,000	US Treasury Bonds	6.13	08/15/2029	45,743,152

17,075,000	US Treasury Bonds	6.25	05/15/2030	21,890,679

Total US Treasury Securities (Cost $170,330,224)				175,685,573

PORTFOLIO OF INVESTMENTS — MAY 31, 2003	MASTER PORTFOLIOS

TACTICAL MATURITY BOND PORTFOLIO

Shares	Security Name		Value

Short-Term Investments – 4.16%

17,492,152	Wells Fargo Cash Investment Fund ~		$17,492,152

Total Short-Term Investments (Cost $17,492,152)

Total Investments In Securities
(Cost $412,550,523)*		99.41%	418,298,550

Other Assets And Liabilities, Net		0.59	2,484,163

Total Net Assets		100.00%	$420,782,713

~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Money Market Fund. The fund does not pay an investment advisory fee to the Wells Fargo Money Market Fund for such investments.
±	Variable Rate Securities.
*	Cost for federal income tax purposes is $413,344,676 and net unrealized appreciation (depreciation) consist of:

Gross Unrealized Appreciation	$4,953,874
Gross Unrealized Depreciation	0

$4,953,874

The accompanying notes are an integral part of these financial statements.

MASTER PORTFOLIOS	STATEMENT OF ASSETS AND LIABILITIES — MAY 31, 2003

	Managed Fixed Income	Stable Income	Strategic Value Bond	Tactical Maturity Bond

ASSETS

INVESTMENTS:
Investments at cost	$621,622,640	$851,305,061	$202,921,635	$412,550,523
Net unrealized appreciation (depreciation)	36,196,174	8,713,105	10,839,755	5,748,027

TOTAL INVESTMENTS AT VALUE	657,818,814	860,018,166	213,761,390	418,298,550

Cash	47,961	576,259	50,000	50,000
Cash Collateral for securities loaned	155,376,655	201,390,967	55,367,027	201,128,218
Receivables for fund shares sold	648,786	776,902	260,992	1,033,700
Receivable for investments sold	17,372	140,845	0	0
Receivable for dividends and interest	5,916,252	3,865,604	2,132,290	2,463,003
Receivable for daily variation margin	701,652	0	90,658	0
Prepaid expenses and other assets	0	0	35	0

TOTAL ASSETS	820,527,492	1,066,768,743	271,662,392	622,973,471

LIABILITIES
Payable for Fund shares redeemed	1,477,324	133,538	507,843	915,731
Payable for investment purchased	41,539,682	5,385,387	8,941,965	0
Payable for securities loaned	155,376,655	201,390,967	55,367,027	201,128,218
Payable for interest rate swaps/spread locks	0	2,554,897	0	0
Payable to investment adviser and affiliates	154,605	385,412	93,927	122,990
Payable to administrator	1,353	1,387	1,387	1,387
Accrued expenses and other liabilities	20,700	20,021	51,254	22,432

TOTAL LIABILITIES	198,570,319	209,871,609	64,963,403	202,190,758

TOTAL NET ASSETS	$621,957,173	$856,897,134	$206,698,989	$420,782,713

SECURITIES ON LOAN, AT MARKET VALUE	$152,253,581	$198,445,163	$53,964,672	$197,715,779

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS — FOR THE YEAR ENDED MAY 31, 2003	MASTER PORTFOLIOS

	Managed Fixed Income	Stable Income	Strategic Value Bond	Tactical Maturity Bond

INVESTMENT INCOME
Dividends	$65,592	$55,650	$24,178	$3,848
Interest	35,127,833	21,542,789	12,636,095	8,066,402
Securities lending	445,605	159,479	344,571	1,948,612

TOTAL INVESTMENT INCOME	35,639,030	21,757,918	13,004,844	10,018,862

EXPENSES
Advisory fees	3,040,269	3,431,715	1,018,027	2,069,977
Custody	121,611	137,268	40,721	82,799
Accounting	68,991	70,874	58,945	64,175
Legal and Audit fees	33,219	33,219	33,219	33,219
Directors’ fees	4,577	4,577	4,577	4,577
Other	7,185	5,104	2,730	5,433

TOTAL EXPENSES	3,275,852	3,682,757	1,158,219	2,260,180

LESS:
Waived fees and reimbursed expenses (Note 5)	(1,141,650)	0	(27,904)	(769,341)
Net expenses	2,134,202	3,682,757	1,130,315	1,490,839

NET INVESTMENT INCOME (LOSS)	33,504,828	18,075,161	11,874,529	8,528,023

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

NET REALIZED GAIN (LOSS) FROM
Securities	11,710,253	1,234,229	4,362,091	(1,862,497)
Financial futures transactions	(2,024,566)	0	(683,627)	0

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	9,685,687	1,234,229	3,678,464	(1,862,497)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
Investments	24,136,296	4,748,672	7,462,214	5,450,992
Financial futures transactions	(380,774)	0	(194,499)	0
Swaps	0	(1,930,387)	0	0

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	23,755,522	2,818,285	7,267,715	5,450,992

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	33,441,209	4,052,514	10,946,179	3,588,495

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,946,037	$22,127,675	$22,820,708	$12,116,518

The accompanying notes are an integral part of these financial statements.

MASTER PORTFOLIOS	STATEMENTS OF CHANGES IN NET ASSETS

	MANAGED FIXED INCOME		STABLE INCOME
	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002

Beginning net assets	$624,427,110	$549,442,930	$556,147,797	$382,480,158

OPERATIONS:
Net investment income (loss)	33,504,828	34,697,870	18,075,161	16,958,511
Net realized gain (loss) from investments sold	9,685,687	8,406,146	1,234,229	(183,837)
Net change in unrealized appreciation (depreciation) of investments	23,755,522	4,693,388	2,818,285	689,360
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	66,946,037	47,797,404	22,127,675	17,464,034

Transactions in investors’ beneficial interests
Contributions	176,856,396	143,499,270	372,210,321	255,542,427
Withdrawals	(246,272,370)	(116,312,494)	(93,588,659)	(99,338,822)

NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS’ BENEFICIAL INTERESTS	(69,415,974)	27,186,776	278,621,662	156,203,605

NET INCREASE (DECREASE) IN NET ASSETS	(2,469,937)	74,984,180	300,749,337	173,667,639

ENDING NET ASSETS	$621,957,173	$624,427,110	$856,897,134	$556,147,797

	STRATEGIC VALUE BOND		TACTICAL MATURITY BOND
	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002	For the Year Ended May 31, 2003	For the Year Ended May 31, 2002

Beginning net assets	$208,534,171	$183,482,592	$421,808,038	$364,754,719

OPERATIONS:
Net investment income (loss)	11,874,529	11,389,623	8,528,023	13,896,094
Net realized gain (loss) from investments sold	3,678,464	496,884	(1,862,497)	(12,011,967)
Net change in unrealized appreciation (depreciation) of investments	7,267,715	3,944,340	5,450,992	554,173
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,820,708	15,830,847	12,116,518	2,438,300

Transactions in investors’ beneficial interests
Contributions	57,528,769	48,220,861	140,946,557	135,756,153
Withdrawals	(82,184,659)	(39,000,129)	(154,088,400)	(81,141,134)

NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS’ BENEFICIAL INTERESTS	(24,655,890)	9,220,732	(13,141,843)	54,615,019

NET INCREASE (DECREASE) IN NET ASSETS	(1,835,182)	25,051,579	(1,025,325)	57,053,319

ENDING NET ASSETS	$206,698,989	$208,534,171	$420,782,713	$421,808,038

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	MASTER PORTFOLIOS

	Ratio To Average Net Assets (Annualized)			Portfolio Turnover Rate
	Net Investment Income (Loss)	Net Expenses	Gross Expenses

MANAGED FIXED INCOME PORTFOLIO
June 1, 2002 to May 31, 2003	5.49%	0.35%	0.54%	44%
June 1, 2001 to May 31, 2002	5.87%	0.35%	0.54%	65%
June 1, 2000 to May 31, 2001	6.34%	0.35%	0.54%	121%
June 1, 1999 to May 31, 2000	6.48%	0.36%	0.50%	65%
June 1, 1998 to May 31, 1999	6.23%	0.40%	0.45%	51%

STABLE INCOME PORTFOLIO

June 1, 2002 to May 31, 2003	2.63%	0.54%	0.54%	45%
June 1, 2001 to May 31, 2002	3.62%	0.55%	0.55%	81%
June 1, 2000 to May 31, 2001	5.89%	0.55%	0.55%	37%
June 1, 1999 to May 31, 2000	5.63%	0.47%	0.49%	40%
June 1, 1998 to May 31, 1999	5.39%	0.36%	0.41%	29%

STRATEGIC VALUE BOND PORTFOLIO

June 1, 2002 to May 31, 2003	5.81%	0.55%	0.57%	41%
June 1, 2001 to May 31, 2002	5.80%	0.56%	0.60%	75%
June 1, 2000 to May 31, 2001	6.31%	0.55%	0.57%	149%
June 1, 1999 to May 31, 2000	6.45%	0.56%	0.59%	65%
June 1, 1998 to May 31, 1999	6.05%	0.56%	0.61%	48%

TACTICAL MATURITY BOND PORTFOLIO(1)

June 1, 2002 to May 31, 2003	2.05%	0.36%	0.54%	115%
June 1, 2001 to May 31, 2002	3.45%	0.36%	0.55%	145%
June 1, 2000 to May 31, 2001	5.58%	0.36%	0.55%	83%
June 1, 1999 to May 31, 2000	5.35%	0.37%	0.51%	74%
June 1, 1998 to May 31, 1999	5.20%	0.40%	0.45%	131%

MASTER PORTFOLIOS	NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS

(1)	Previously known as Positive Return Bond Portfolio. Name changed November 28, 2001.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS	MASTER PORTFOLIOS

1. ORGANIZATION

Wells Fargo Master Trust (“Master Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Master Trust currently has 14 separate investment portfolios. These financial statements present the Managed Fixed Income, Stable Income, Strategic Value Bond, and Tactical Maturity Bond portfolios (each a “Portfolio” and collectively the “Portfolios”).

Interests in the Portfolios are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed by the Master Trust in the preparation of its financial statements, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on the Nasdaq Stock Market, Inc. are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, valuations are determined daily by a pricing service approved by the Fund’s Board of Trustees. The service uses prices that reflect fair value as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and are representative of the securities’ market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions. Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities which cannot be valued by any of these methods are valued in good faith at fair value as determined by policies set by the Board of Trustees.

Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

REPURCHASE AGREEMENTS

Each Portfolio may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other Portfolios advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Portfolios’ custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Portfolios are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations.

WHEN-ISSUED TRANSACTION

The Portfolios record a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

MASTER PORTFOLIOS	NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS

Each Portfolio may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Portfolio is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the “SEC”) for long futures positions, the Portfolio is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On May 31, 2003, the Managed Fixed Income and Strategic Value Bond Portfolios held the following short futures contracts:

Contracts	Portfolio	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
250 Short	Managed Fixed Income Portfolio	5 Year Treasury Note	June 2003	$28,099,695	$(1,013,586)
100 Short	Strategic Value Bond Portfolio	5 Year Treasury Note	June 2003	11,239,875	(405,438)

SECURITY LOANS

The Portfolios may loan securities in return for securities and cash collateral which is invested in various short-term fixed-income securities. The Portfolios may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Portfolio also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest. If the collateral falls to 100% it will be brought back to 102%.

Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Portfolio. Wells Fargo Funds Management, LLC receives 40% of income on security lending activities and covers the expenses associated with securities lending activities.

As of May 31, 2003, the cash collateral of each Fund was invested as follows:

Fund Name	Repurchase Agreements	Short-Term Securities	Mid-Term Securities	Money Market Fund	Total
Managed Fixed Income Portfolio	48%	23%	28%	1%	100%
Stable Income Portfolio	44%	25%	28%	3%	100%
Strategic Value Bond Portfolio	40%	30%	29%	1%	100%
Tactical Maturity Bond Portfolio	25%	43%	28%	4%	100%

As of May 31, 2003, the value of securities on loan and the value of the related collateral were as follows:

Portfolio	Securities	Collateral
Managed Fixed Income Portfolio	152,253,581	155,376,655
Stable Income Portfolio	198,445,163	201,390,967
Strategic Value Bond Portfolio	53,964,672	55,367,027
Tactical Maturity Bond Portfolio	197,715,779	201,128,218

NOTES TO FINANCIAL STATEMENTS	MASTER PORTFOLIOS

MORTGAGE DOLLAR ROLL TRANSACTION

Each Portfolio may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio receives compensation from the interest earned on the cash proceeds of the initial sale and in the form of a fee, which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract.

INTEREST RATE SWAPS

The Portfolios may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. The Portfolios record as an increase or decrease to interest income, the amount due or owed by the Portfolios at termination or settlement. Interest rate swaps are value based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

As of May 31, 2003, the following Portfolio was engaged in open Interest Rate Swaps. The Portfolio was exchanging a fixed interest rate stream based on the notional principal, and receiving a floating rate income stream based on that same principal.

Portfolio	Swap Counter Party	Notional Principal	Floating Rate Index	Maturity Date	Net Unrealized Gain/(Loss)
Stable Income	Lehman Brothers	22,500,000	USD Libor BBA	October 15, 2005	$(1,877,672)
Stable Income	Lehman Brothers	15,000,000	USD Libor BBA	July 25, 2007	$(677,225)

WRITTEN OPTIONS

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option’s value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing option, which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values. At May 31, 2003, the Portfolios held no written options.

FEDERAL INCOME TAXES

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gain and loss of the Portfolios are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolios regardless of whether such interest, dividends, or gain have been distributed by the Portfolios.

The Portfolios use the “aggregate method” (as described in the applicable regulation under the Internal Revenue Code) for allocation of capital gains and losses to interestholders.

3. ADVISORY FEES

The investment adviser of each Portfolio is Wells Fargo Funds Management, LLC (“Funds Management”). The Portfolios’ adviser is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios.

MASTER PORTFOLIOS	NOTES TO FINANCIAL STATEMENTS

Funds Management has retained the services of certain of its affiliates as investment sub-advisers (Galliard Capital Management, Inc. and Peregrine Capital Management, Inc.) on selected Portfolios. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Portfolios to the adviser. The current annual investment advisory fees and the associated sub-adviser and sub-advisory fees are as follows, with the fees expressed as a percentage of a Portfolio’s average daily net assets.

Portfolio	Advisory Fee	Sub-adviser	Sub-Advisory Fee
Managed Fixed Income Portfolio	0.50%	Galliard Capital Management	0-500 Million, 0.10%
			500 Million-1.5 Billion, 0.05%
			Greater than 1.5 Billion, 0.03%
Stable Income Portfolio	0.50%	Galliard Capital Management	0-500 Million, 0.10%
			500 Million-1.5 Billion, 0.05%
			Greater than 1.5 Billion, 0.03%
Strategic Value Bond Portfolio	0.50%	Galliard Capital Management	0-500 Million, 0.10%
			500 Million-1.5 Billion, 0.05%
			Greater than 1.5 Billion, 0.03%
Tactical Maturity Bond Portfolio	0.50%	Peregrine Capital Management	0-10 Million, 0.40%
			10-25 Million, 0.30%
			25-300 Million, 0.20%
			Greater than 300 Million, 0.10%

4. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

Currently there are no administration fees charged to the Portfolios at the master level.

Wells Fargo Bank Minnesota, N.A. (“WFB, MN”) serves as the custodian for each Portfolio and may appoint certain sub-custodians to custody those Portfolios’ foreign securities and assets held in foreign countries. WFB, MN receives a fee with respect to each Portfolio at an annual rate of 0.02% of each Portfolio’s average daily net assets.

Effective the first quarter of 2003, PFPC Inc. (“PFPC”) serves as fund accountant for the Portfolios. PFPC currently does not receive an annual asset based fund complex fee or an annual fixed fee for its services as fund accountant to the Portfolios, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services. Prior to PFPC, Forum Accounting Services, LLC served as fund accountant and was entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of each Portfolio, plus out-of-pocket expenses.

5. WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the period ended May 31, 2003 were waived by Funds Management, first from advisory fees, and then any remaining amount from custody fees collected.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for each Portfolio for the year ended May 31, 2003, were as follows:

Portfolio	Purchases at Cost	Sales Proceeds
Managed Fixed Income Portfolio	$261,857,396	$280,412,845
Stable Income Portfolio	737,305,266	296,928,426
Strategic Value Bond Portfolio	80,023,418	84,068,321
Tactical Maturity Bond Portfolio	683,037,755	264,232,808

NOTES TO FINANCIAL STATEMENTS	MASTER PORTFOLIOS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF  WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Managed Fixed Income Portfolio, Stable Income Portfolio, Strategic Value Bond Portfolio, and Tactical Maturity Bond Portfolio, four of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2003, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Master Trust as of May 31, 2003, the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

July 18, 2003

MASTER PORTFOLIOS	BOARD OF TRUSTEES

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (“Trustees”) of Wells Fargo Fund’s Trust (the “Trust”) and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex”). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 20th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

Name and Age	Position held and length of service ***	Principal occupations during past five years	Other Directorships
Robert C. Brown 71	Trustee since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	None

J. Tucker Morse 58	Trustee since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	None

NON-INTERESTED TRUSTEES
Name and Age	Position held and length of service ***	Principal occupations during past five years	Other Directorships
Thomas S. Goho 60	Trustee since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994 - 1999.	None

Peter G. Gordon 60	Trustee since 1998 (Lead Trustee since 2001)	Chairman, CEO, and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	None

Richard M. Leach 69	Trustee since 1987	Retired. Prior there to, President of Richard M. Leach Associates (a financial consulting firm).	None

Timothy J. Penny 51	Trustee since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	None

Donald C. Willeke 62	Trustee since 1996	Principal in the law firm of Willeke & Daniels.	None

BOARD OF TRUSTEES	MASTER PORTFOLIOS

OFFICERS

Name and Age	Position held and length of service	Principal occupations during past five years	Other Directorships
Karla M. Rabusch 44	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. President of Wells Fargo Funds Management, LLC. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.	None

Stacie D. DeAngelo 34	Treasurer, since 2003	Vice President of Wells Fargo Bank, N.A. Vice President of Operations for Wells Fargo Funds Management, LLC. Prior thereto, Operations Manager at Scudder Weisel Capital, LLC (2000 to 2001), Director of Shareholder Services at BISYS Fund Services (1999 to 2000) and Assistant Vice President of Operations with Nicholas-Applegate Capital Management (1993 to 1999).	None

C. David Messman 42	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	None

*	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
**	Currently, two of the seven Trustees are considered “interested persons” of the Trusts as defined in the Investment Company Act of 1940. One of the interested Trustees, Robert C. Brown, owns securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
***	Length of service dates reflects a Trustee’s commencement of service with the Trust’s predecessor entities.

INCOME FUNDS	LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	— Association of Bay Area Governments

ADR	— American Depository Receipts

AMBAC	— American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax

ARM	— Adjustable Rate Mortgages

BART	— Bay Area Rapid Transit

CDA	— Community Development Authority

CDSC	— Contingent Deferred Sales Charge

CGIC	— Capital Guaranty Insurance Company

CGY	— Capital Guaranty Corporation

CLO	— Collateralized Lease Obligation

CMB	— Collateralized Mortgage Backed

CMT	— Constant Maturity Treasury

COFI	— Cost of Funds Index

Connie Lee	— Connie Lee Insurance Company

COP	— Certificate of Participation

CP	— Commercial Paper

CTF	— Common Trust Fund

DW&P	— Department of Water & Power

DWR	— Department of Water Resources

EDFA	— Education Finance Authority

FGIC	— Financial Guaranty Insurance Corporation

FHA	— Federal Housing Authority

FHLB	— Federal Home Loan Bank

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

FRN	— Floating Rate Notes

FSA	— Financial Security Assurance, Inc

GNMA	— Government National Mortgage Association

GO	— General Obligation

HFA	— Housing Finance Authority

HFFA	— Health Facilities Financing Authority

IDA	— Industrial Development Authority

LIBOR	— London Interbank Offered Rate

LLC	— Limited Liability Corporation

LOC	— Letter of Credit

LP	— Limited Partnership

MBIA	— Municipal Bond Insurance Association

MFHR	— Multi-Family Housing Revenue

MUD	— Municipal Utility District

MTN	— Medium Term Note

PCFA	— Pollution Control Finance Authority

PCR	— Pollution Control Revenue

PFA	— Public Finance Authority

PLC	— Private Placement

PSFG	— Public School Fund Guaranty

RAW	— Revenue Anticipation Warrants

RDA	— Redevelopment Authority

RDFA	— Redevelopment Finance Authority

R&D	— Research & Development

SBA	— Small Business Administration

SFMR	— Single Family Mortgage Revenue

TBA	— To Be Announced

TRAN	— Tax Revenue Anticipation Notes

USD	— Unified School District

V/R	— Variable Rate

WEBS	— World Equity Benchmark Shares

More information about Wells Fargo Funds® is available free upon request. To obtain literature, please write or call:

Wells Fargo Funds

PO Box 8266

Boston, MA 02266-8266

Wells Fargo Funds Investor Services: 1-800-222-8222 or visit our Web site at www.wellsfargofunds.com.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens, Inc.

AR 012 (5/03)

ITEM 2. CODE OF ETHICS

Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable pursuant to SEC Release No. 34-47265 (January 28, 2003).

ITEMS 5-6. [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR

                CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a) Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLS FARGO FUNDS TRUST

By:	/s/ KARLA M. RABUSCH
Karla M. Rabusch President

Date: July 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLS FARGO FUNDS TRUST

By:	/s/ STACIE D. DEANGELO
Stacie D. DeAngelo Treasurer

Date: July 28, 2003